UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              INFORMATION STATEMENT
                   PURSUANT TO SECTION 14(C) AND SECTION 14F-1
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                  SCHEDULE 14C
                                 (RULE 14C-101)
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 Check the appropriate box:

|X|   Preliminary Information Statement

|_|   Definitive Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                          AUSTRALIAN FOREST INDUSTRIES

                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which the transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

|_|   Fee paid previously with preliminary materials

|_|   check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                          AUSTRALIAN FOREST INDUSTRIES
                       4/95 Salmon Street, Port Melbourne,
                            Victoria, Australia, 3207

                        DEFINITIVE INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                  INTRODUCTION

This notice and information statement (the "Information Statement") was mailed on or about January __, 2007 to the stockholders of record, as of January 2, 2007, of Australian Forest Industries, a Nevada corporation (the "Company") pursuant to: (i) Section 14(f) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14f-1 issued thereunder, to inform the stockholders of the Company of the closing of the transactions set forth in the:
(a) Stock Purchase and Recapitalization Agreement dated September 18, 2006 (the "Stock Purchase Agreement") by and among the Company and SIMBA Mines, Inc., a Nevada corporation ("SIMBA") pursuant to which the Company purchased from SIMBA all of the issued and outstanding shares of its wholly-owned subsidiary Simbajamba Mines Limited, a company incorporated pursuant to the laws of Samoa ("Simbajamba"), and (b) Shares Sale Agreement of Shares in Rockbury Properties Limited dated September 18, 2006 (the "Share Sale Agreement" and together with the Stock Purchase Agreement, the "Agreements" ) by and between the Company and Bongani International Group Limited ("BIG"), a company incorporated pursuant to the laws of the British Virgin Islands, pursuant to which the Company purchased from BIG all of the issued and outstanding shares of its wholly-owned subsidiary, Rockbury Properties Limited, a company incorporated pursuant to the laws of the British Virgin Islands ("Rockbury"), and (ii) Section 14(c) of the Exchange Act to inform the Stockholders that stockholders representing a majority of the issued and outstanding common stock of the Company executed a written consent dated September 18, 2006 providing for an amendment to the Company's Certificate of Incorporation changing its name to Zebra Copper, Inc.;
(iii) complete a reverse split of the Company's common stock on a 515.20136 -for-1 basis; and (iv) incorporate an Australian company, Australian Forest Industries Limited ("AFIL") and transfer all of the issued and outstanding equity of Integrated Forest Products Pty Ltd, a company incorporated pursuant to the laws of Australia and a wholly-owned subsidiary of the Company, to AFIL (the "AFIL Transfer") and following the IFP Transfer, distribute all of the issued and outstanding equity of AFIL to the shareholders of the Company in the form of a dividend. This notice and information statement attached hereto shall be considered the notice required under the Nevada Revised Statutes (the "NRS").

While approval of the Company's stockholders is not required under the NRS or the Agreements to consummate the Agreements, we have been informed that holders of approximately 93.24% of the outstanding voting stock of the Company have no objection to our consummating the Transactions and have approved the amendment to our Certificate of Incorporation. Our Board of Directors has unanimously approved the Agreements. Accordingly, your approval is not required and is not being sought.

Please read this notice carefully. It describes the essential terms of the Agreements and contains certain information concerning the Agreements and the parties. The Agreements are attached to this Information Statement as Appendix A and Appendix B. Additional information about the Company is contained in its periodic reports filed on Forms 10-QSB for its quarterly fiscal periods and its annual report filed on Form 10-KSB, each as filed with the United States Securities and Exchange Commission (the "Commission").

These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

The principal executive office of the Company is located at AUSTRALIAN FOREST INDUSTRIES, 4/95 Salmon Street, Port Melbourne, Victoria, Australia, 3207. The Company's telephone number is: 011 61 3 8645 4340.

            THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                          AUSTRALIAN FOREST INDUSTRIES
                       4/95 Salmon Street, Port Melbourne,
                            Victoria, Australia, 3207

                        DEFINITIVE INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

To our Stockholders:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

1. The Stock Purchase and Recapitalization Agreement and the Share Sale Agreement (collectively the "Agreements") were ratified and the officers of the Company have been authorized to consummate the transactions contemplated by the Agreements.

2. Immediately following the closing of the Agreements, the change of the Company's name to "Zebra Copper, Inc.", to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Nevada Secretary of State, attached hereto as Appendix C.

3. Immediately following the closing of the Agreements, complete a reverse split on a 515.20136 -for-1 basis; (pro-rata reduction of the outstanding shares) of the Company's issued and outstanding shares of Common Stock. There will not be a reduction in par value or the number of authorized shares of Common Stock.

      The Board of Directors has fixed the close of business on January 2, 2007, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

      The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      This Information Statement will serve as written Notice to stockholders pursuant to the NRS.

            THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.


                                        By order of the Board of Directors,


                                        /s/ Michael Timms
                                        ----------------------------------------
January 4, 2007                         Chief Executive Officer, President
                                        and Chairman of the Board

                                TABLE OF CONTENTS

                                                                               Page
                                                                               -----
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS                                1
CHANGE IN CONTROL - THE STOCK TRANSACTIONS                                       1
Stock Purchase and Recapitalization Agreement                                    1
Share Sale Agreement of Shares in Rockbury Properties Limited                    2
Change in Control                                                                6
Proposed New Directors                                                           7
Material Terms of the Agreements                                                 9
Certain Federal Income Tax Consequences                                         11
Accounting Treatment                                                            12
Appraisal Rights                                                                12
Interest of Certain Persons in the Share Transactions                           12
Federal Securities Law Consequences
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                  12
BUSINESS OF THE COMPANY                                                         13
BUSINESS OF SIMBA                                                               19
BUSINESS OF BIG                                                                 20
MANAGEMENT OF THE COMPANY
MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL
 CONDITION AND RESULTS OF OPERATIONS OF SIMBAJAMBA MINES LTD.
MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
 OPERATIONS OF ROCKBURY PROPERTIES LTD.
UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS                              32
AMENDMENT TO THE CERTIFICATE OF INCORPORATION                                   41
DOCUMENTS INCORPORATED BY REFERENCE                                             42

FINANCIAL STATEMENTS OF SIMBAJAMBA MINES LIMITED
Index to Financial Statements of SIMBAJAMBA MINES LIMITED                      F-1
Report of Independent Certified Accountant                                     F-2
Balance Sheets for the period of January 19, 2004 (Inception)
ended December 31, 2004                                                        F-3
Statements of Operations for the period of January 19, 2004 (Inception)
to December 31, 2004                                                           F-4
Statements of Stockholders' Deficit for the period of January 19, 2004
(Inception) to December 31, 2004                                               F-5
Statements of Cash Flows for the for the period of January 19, 2004
(Inception) to December 31, 2004                                               F-6
Notes to Financial Statements                                                  F-7 to F-10

                                                                               Page
                                                                               -----
Report of Independent Certified Accountant                                     F-12
Balance Sheets for the years ended December 31, 2005 and December
31, 2004                                                                       F-13
Statements of Operations for the years ended December 31,
2005 and 2004                                                                  F-14
Statements of Stockholders' Deficit for the years ended
 December 31, 2005 and 2004                                                    F-15
Statements of Cash Flows for the years ended December 31,
2005 and 2004                                                                  F-16
Notes to Financial Statements                                                  F-17 to F-19

Unaudited Balance Sheet for the nine month periods ended
 September 30, 2006 and September 30, 2005                                     F-21
Unaudited Statements of Operations for the nine month
 periods ended September 30, 2006 and September 30, 2005                       F-22
Unaudited Statements of Changes in Stockholders' Equity (Deficit)
 for the period of January 19, 2004 (inception) to September 30, 2006          F-23
Unaudited Statements of Cash Flows for the nine month
 periods ended September 30, 2006 and 2005                                     F-24
Notes to Unaudited Financial Statements                                        F-25 to F-28


FINANCIAL STATEMENTS OF ROCKBURY PROPERTIES LIMITED
Index to Financial Statements of Rockbury Properties Limited                   FF-1
Report of Independent Certified Accountant                                     FF-2
Balance Sheet for the period of July 21, 2005 (inception) ended
September 30, 2005                                                             FF-4
Statements of Operations for the period ending September 30, 2005              FF-5
Statements of Stockholders' Deficit for the period ending September 30, 2005   FF-6
Notes to Financial Statements                                                  FF-7


FINANCIAL STATEMENTS OF AUSTRALIAN FOREST INDUSTRIES
Report of Independent Certified Accountant                                     FFF-1
Balance Sheets for the years ended December 31, 2005 and December
31, 2004                                                                       FFF-2
Statements of Operations for the years ended December 31,
2005 and 2004                                                                  FFF-3
Statements of Stockholders' Deficit for the years ended
 December 31, 2005 and 2004                                                    FFF-4
Statements of Cash Flows for the years ended December 31,
2005 and 2004                                                                  FFF-5
Notes to Financial Statements                                                  FFF-6 to FFF-11

Unaudited Balance Sheet for the nine month periods ended
 September 30, 2006 and September 30, 2005                                     FFF-12
Unaudited Statements of Operations for the nine month
 periods ended September 30, 2006 and September 30, 2005                       FFF-13
Unaudited Statements of Cash Flows for the nine month
 periods ended September 30, 2006 and 2005                                     FFF-14
Notes to Unaudited Financial Statements                                        FFF-15 to FFF-16

EXHIBIT A - Stock Purchase and Recapitalization Agreement                      A-1
EXHIBIT B - Shares Sale Agreement                                              B-1
EXHIBIT C - Amendment to the Certificate of Incorporation                      C-1

         SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. In addition, with respect to the Agreements, the following factors, among others, could cause actual events to differ materially from those described herein: inability to satisfy various conditions to the closing of the Agreements, the costs related to the Agreements; the ability to defend against potential legal proceedings, if any; the effect of the Agreements on creditor, vendor, supplier, customer or other business relationships; the ability to retain personnel, including key personnel; and the results and effects of our inability to obtain interim financing.

Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company does not undertake an obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


                   CHANGE IN CONTROL - THE STOCK TRANSACTIONS

Stock Purchase and Recapitalization Agreement

On September 18, 2006, Australian Forest Industries, a Nevada corporation (the "Company") and SIMBA Mines, Inc., a Nevada corporation ("SIMBA") entered into Stock Purchase and Recapitalization Agreement (the "Stock Purchase Agreement") pursuant to which the Company purchased from SIMBA all of the issued and outstanding shares of its wholly-owned subsidiary Simbajamba Mines Limited, a company incorporated pursuant to the laws of Samoa ("Simbajamba") (the "Simbajamba Stock Transaction"). The Stock Purchase Agreement was approved by the Board of Directors of each of the Company and SIMBA on September 18, 2006.

In consideration for the Simbajamba Stock Transaction, the stockholders of SIMBA shall receive a convertible promissory note of the Company in favor of SIMBA in the amount of US$41,547,000 (the "Convertible Note"); and (ii) the settlement of all outstanding loan balances between the Company and SIMBA. The Convertible
Note is due in 28 days from the date of the consummation of the Stock Purchase. The terms of the Note provide that the Note will, upon maturity, at the option of SIMBA, convert to 5,193,375 shares of common stock of the Company (post Consolidation as discussed herein) with a book value of US$8.00 per share. In addition, the Agreement provides that, immediately after the effective closing date of the Stock Purchase Agreement, with the exception of the Chairman, Mr. Michael Timms, the members of the Board of Directors and officers of the Company shall resign and Board of Directors of the Company will consist of Michael Timms, Ian R. Egan, Mark Smyth, David Furlong, Teddy Lourenco de Almeida and Luis Cupenala. Each of these events undertaken without respect to the other constitutes a "change in control."

The Stock Purchase Agreement provides that the Company's name will be changed to Zebra Copper, Inc. through an amendment to its Certificate of Incorporation (referred to herein as the "Amendment"). In addition, in order to consummate the transaction contemplated by the Stock Purchase Agreement, the Company prior to the consummation of the transactions contemplated by the Stock Purchase Agreement shall: (i) complete a reverse split of its common stock on a 515.20136 -for-1 basis; and (ii) incorporate an Australian company, Australian Forest Industries Limited ("AFIL") and transfer all of the issued and outstanding equity of Integrated Forest Products Pty Ltd, a company incorporated pursuant to the laws of Australia and a wholly-owned subsidiary of the Company, to AFIL;
(iii) following the IFP Transfer, distribute all of the issued and outstanding equity of AFIL to the shareholders of the Company in the form of a dividend.

Share Sale Agreement of Shares in Rockbury Properties Limited

Also on September 18, 2006, the Company and Bongani International Group Limited ("BIG"), a company incorporated pursuant to the laws of the British Virgin Islands, entered into a shares sale agreement of Shares in Rockbury Properties Limited (the "Share Sale Agreement") pursuant to which the Company purchased from BIG all of the issued and outstanding shares of its wholly-owned subsidiary, Rockbury Properties Limited ("Rockbury"), a company incorporated pursuant to the laws of the British Virgin Islands (the "Rockbury Share Transaction" and together with the Simbajamba Stock Transaction, the "Stock Transactions" ). The Share Sale Agreement was approved by the Board of Directors of each of the Company and BIG on September 18, 2006. In consideration for the Share Sale Agreement, the stockholders of BIG shall receive 4,806,625 shares of common stock of the Company (post consolidation); and (b) the settlement of all outstanding loan balances between BIG and Rockbury. The Rockbury Share Transaction will not be consummated until the completion of an audit of Rockbury Properties Limited by an auditor which is approved by the Company.

The following are answers to some of the questions about the Stock Transactions that you, as one of our stockholders, may have. We urge you to read this Information Statement, including the Stock Purchase Agreement and the Share Sale Agreement, (together, the "Agreements"), attached hereto as Appendix A and B, carefully because the information in this section is not complete.

Has the Board of Directors approved the Stock Transactions?

Yes. On September 18, 2006 our Board of Directors approved the Agreements and all of the transactions and developments contemplated thereby (including the change of our name to "Zebra Copper, Inc." and the reverse split of the Company's common stock on a 515.20136 -for-1 basis ").

Why are the companies entering into the Stock Transaction?

The Board of Directors of each of our company, SIMBA and BIG have determined that a business combination between the three represents an opportunity for the shareholders of each company to participate in the attractive business of copper mining. The Stock transactions will give the Company access to resources and capital which is necessary to effectively implement its business plans.

How are the number of issued and outstanding shares of our Common Stock decreased?

The Board approved resolutions to effect a reverse split of the Company's common stock on a 515.20136 -for-1 basis. Under this reverse stock split each 515.20136 shares of our Common Stock will be converted automatically into 1 share of Common Stock. To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of a fractional share. The effective date of the reverse stock split will be January 12, 2007.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

What are the material effects of the reverse stock split?

As a result of the Stock Purchase Agreement, the Company must recapitalize itself by performing a reverse stock split. When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. For example, a company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that that company declares a 1 for 5 reverse stock split. After the reverse split, that company will have 1/5 as many shares outstanding or 2,000,000 shares outstanding. The stock will have a market price of $0.05. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 2,000 shares at $.05 after the split. In either case, his stock will be worth $100. He's no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive merger target for potential business. There is no assurance that that Company's stock will rise in price after a reverse split or that a suitable merger candidate will emerge.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. In lieu of issuing fractional shares, one share will be issued to all holders of a fractional share ..50 or greater and the fractional share of less than .50 will be cancelled.

The principal effect of the reverse split will be that the number of shares of Common Stock issued and outstanding will be reduced from 257,400,680 shares as of January 11, 2007 to approximately 501,249 shares on January 12, 2007 (depending on the number of fractional shares that are issued or cancelled). The number of authorized shares of Common Stock will not be affected.

The reverse split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to up to 1/515.20136 of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The reverse split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the cancellation of fractional shares. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 515.20136) and will be significantly diluted as a result of the issuances contemplated in the Stock Purchase Agreement.

What is the procedure for exchange of stock certificates?

The reverse split will become effective on January 12, 2007, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Our transfer agent, Transfer Online, will act as exchange agent for purposes of implementing the exchange of stock certificates and payment of fractional share interests. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

Our stockholders are not entitled to appraisal rights under the Nevada Revised Statutes in connection with the reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Will Fractional Shares be issued?

We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Instead, an additional share shall be issued to all holders of a fractional share

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Summary of Reverse Stock Split

Below is a brief summary of the reverse stock split:

      o The issued and outstanding Common Stock shall be reduced on the basis of 1 post-split share of the Common Stock for every 515.20136 pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

      o Stockholders of record of the Common Stock as of January 11, 2007 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 515.20136 pre-split shares outstanding.

      o As a result of the reduction of the Common Stock the pre-split total of issued and outstanding shares of 257,400,680 shall be consolidated to a total of approximately 501,249 issued and outstanding shares (depending on the number of fractional shares that are be issued or cancelled).

      o The Company's authorized number of common stock shall remain at 300,000,000 shares of the Common Stock.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

Do I have the right to vote on the Stock Transfers?

No, you do not. If we were holding a meeting to approve such proposals, our stockholders would be entitled to consider and vote upon the Stock Transfers. Stockholders of the Company representing 93.24% of all of the issued and outstanding common stock of the Company have executed a written consent approving the Stock Transactions, so no further approval is required.

Do I have the right to vote on the Amendment?

No, you do not. If we were holding a meeting to approve such proposals, our stockholders would be entitled to consider and vote upon the Amendment. However, we are not holding a meeting of our stockholders, nor are we soliciting proxies in favor of such a proposal. Stockholders of the Company representing 93.24% of all of the issued and outstanding common stock of the Company have executed a written consent approving the Amendment, so no further approval is required.

Will the Stock Transactions effect where our shares of common stock are traded?

Our shares of common stock are currently traded on the over the counter electronic bulletin board ("OTC") under the symbol AUFI. The Stock Transactions will not affect where our shares are traded.

When do you expect the Stock Transactions to be completed?

We hope to complete the Stock Transactions as soon as possible, assuming that all of the conditions to the closing of the Stock Transactions as set forth in the Agreements are either waived or completed to the satisfaction of the parties.

Who can help answer my questions?

If you have any questions about the Agreements or the business of SIMBA, you should contact, Ian Egan, the Chairman at:

      Simba Mines, Inc.
      300 Center Avenue, Suite 302.
      Bay City, Michigan, 48708,
      USA Telephone No. (989) 891-1274

If you have questions about our business, you should contact Michael Timms the Chairman, CEO and President, at:

      Australian Forest Industries
      Suite 4
      95 Salmon Street
      Port Melbourne, 3207
      AUSTRALIA
      Telephone No. 011 61 3 8645 4340 1130

Change in Control

The change in the majority of the directors of the Company will occur by virtue of the closing of the transactions contemplated by the Stock Purchase Agreement (the "Closing"). The Company's Board of Directors currently consists of Michael Timms, Colin Baird, Antony Esplin and Roger Timms (the "Board"). Messrs. Baird, Esplin and R. Timms have submitted letters of resignation from the Board to take effect contemporaneously with the Closing. The members of the Board and stockholders of the Company representing 93.24% of the issued and outstanding common stock of the Company have also executed written consents that in the event of Closing appoint Ian R. Egan, Mark Smyth, David Furlong, Teddy Lourenco de Almeida and Luis Cupenala to fill the vacancies on the Board to be created by the foregoing resignations. Michael Timms shall remain Chairman of the Board.

In consideration for the Simbajamba Stock Transaction, SIMBA shall receive a convertible promissory note of the Company in favor of SIMBA in the amount of US$41,547,000 (the "Convertible Note"); and (ii) the settlement of all outstanding loan balances between the Company and SIMBA. The Convertible Note is due in 28 days from the date of the consummation of the Stock Purchase. The terms of the Note provide that the Note will, upon maturity, at the option of SIMBA, convert to 5,193,375 shares of common stock of the Company (post Consolidation as discussed herein) with a book value of US$8.00 per share which, following the reverse stock split will equal 49.45% of the issued and outstanding common stock of the Company assuming the consummation of each the Simbajamba and Rockbury transactions.

In addition, in consideration for the Share Sale Agreement, BIG shall receive:
(i) 4,806,625 shares of common stock of the Company (post reverse stock split)
(ii) the settlement of all outstanding loan balances between the Company and BIG. Thus the shares of common stock issueable upon the conversion of the convertible note and the shares to be issued upon the closing of the Share Sale Agreement will equal 45.77% of the issued and outstanding common stock of the Company assuming the consummation of each the Simbajamba and Rockbury transactions.

The Agreements and the Stock Transactions contemplated thereby has been approved by the Company's Board of Directors and consented to by stockholders of the Company representing 93.24% of the issued and outstanding common stock of the Company. The amendment to the Company's Certificate of Incorporation changing the name of the Company from "Australian Forest Industries" to "Zebra Copper, Inc." has been approved by the Company's Board of Directors and consented to by stockholders of the Company representing 93.24% of the issued and outstanding common stock of the Company. Accordingly, none of the actions described in this Information Statement will be submitted for a vote to the stockholders of the Company. The Company prepared this notice on its own behalf.

New Directors

Nominees

In addition to Michael Timms, who shall remain Chairman of the Board of Directors, the following seven individuals shall be appointed to the board of directors upon the closing of the Stock Purchase. Each are to be elected at that time and each to hold office until the next annual meeting and until his successor is elected and qualified.

The following further sets forth certain information furnished to the Company regarding the persons who are nominees for the election as directors of the Company.

Ian Egan -  Acting Chief Executive Officer

Mr. Egan has been a Director of Kenmare Resources plc, a UK listed company since August 1998, a mining and exploration company listed on the London and Dublin Stock Exchanges. Since 2006, Mr. Egan has also acted as Chairman of the Board of Simba Mines, Inc. In addition, he acts as an advisor to Eden Waters Pty Ltd an Australian land development company and Acora Reneco Pty Ltd an Australian engineering, timber and metals group that is Australia's leading supplier of equipment, technology and engineering services to the sawmill industry. Mr. Egan is currently a director of a number of other privately held companies. He is a fellow of the Australasian Institute of Mining and Metallurgy ("F Aus/MM") and a Fellow of the Australian Society of Certified Practicing Accountants ("FCPA"). Mr. Egan will be the acting Chief Executive Officer of the Company responsible for its management. Mr. Egan has worked in the resource industry for more than thirty years, including holding senior management positions at BHP Limited, Utah Mining Australia Limited and Mineral Deposits Limited.

David Furlong - Executive Chief Operating Officer

Mr. Furlong will be the Chief Operating Officer of the Company. Mr. Furlong is a qualified geologist, with over 15 years international experience in mining. For the past 5 years he has been acting as an independent geological consultant. Previously Mr. Furlong worked as senior geologist for Satellite Goldfields (part of Glencoe Mining plc) in Ghana and with Mount Isa Mines Ltd in Australia.

Luis Cupenala (Non-Executive)

Mr. Luis Cupenala is the Executive Chairman of Bongani Investment Holdings ("BIH"). The Company has it origins at Bongani Investment and Consultants which Mr. Cupenela co-founded in 1998. Prior to founding BIH, Mr. Cupenela was Chairman of Groupo Velentin Ameos ("GVA") in Angola for 14 years where he transformed the business from a war torn operation employing some 40 persons to a highly respected business employing over 1,000 people with operations in property, timber, transportation tourism and gaming. Mr. Cupenala has been Chairman of BIH since its incorporation in 2004. Mr. Cupenela is a South African permanent resident and a citizen of Angola.

Teddy de Almeida (Non-Executive)

Mr. Teddy de Almeida has been Chief Executive Officer of BIH since 2004, and one of BIH's founders. He is President of the Angolan - South African Chamber of Commerce. Prior to forming BIH, Mr. de Almeida worked for GVA, one of the largest companies in Angola where since 1998 he was Chief Executive Officer and was responsible for securing contracts with major South African companies.

Mark Smyth (Secretary, Treasurer and Director)

Mr. Smyth has over 35 years of experience in the natural resources sector. Since 1975 he has co-founded a number of companies involved in the exploration and production of gold, oil, gas and diamonds around the world. Prior to 1975 he was with Selection Trust where he was part of the project development teams for the Mt. Newman iron ore and Agnew nickel projects in Australia. He has a law degree from Oxford University and is a solicitor in England and Wales, Hong Kong and several states in Australia. From 2002-2003 Mr Smyth was a Director of Palladex plc. Mr. Smyth was Chairman of Simba Mines Inc. from 2004-2005 and Chief Executive Officer of Simba Mines Inc. this year. Mr. Smyth is also Chief Executive Officer of CityView Corporation Limited since 2006 and a Director of Thor Mining plc since 2005.

Material Terms of the Agreements

On September 18, 2006, Australian Forest Industries, a Nevada corporation (the "Company") and SIMBA Mines, Inc., a Nevada corporation ("SIMBA") entered into Stock Purchase and Recapitalization Agreement pursuant to which the Company purchased from SIMBA all of the issued and outstanding shares of its wholly-owned subsidiary Simbajamba Mines Limited, a company incorporated pursuant to the laws of Samoa ("Simbajamba") (the "Simbajamba Stock Purchase"). The Stock Purchase Agreement was approved by the Board of Directors of each of the Company and SIMBA on September 18, 2006, and will become effective following the satisfaction or waiver of the conditions precedent set forth in the Stock Purchase Agreement or at such other date as the Company and SIMBA shall agree (the "Closing"), but in no event shall the Closing occur earlier than twenty
(20) days before this Information Statement shall have been mailed to the Company's stockholders of record on the record date established therefor (January 2, 2007).

Also on September 18, 2006, the Company and Bongani International Group Limited ("BIG"), a company incorporated pursuant to the laws of the British Virgin Islands, entered into a shares sale agreement (the "Share Sale Agreement") pursuant to which the Company purchased from BIG all of the issued and outstanding shares of its wholly-owned subsidiary, Rockbury Properties Limited ("Rockbury"), a company incorporated pursuant to the laws of the British Virgin Islands (the "Rockbury Share Purchase" and together with the Simbajamba Stock Purchase, the "Stock Transactions" ). The Share Sale Agreement was approved by the Board of Directors of each of the Company and BIG on September 18, 2006 and will become effective following the satisfaction or waiver of the conditions precedent set forth in the Stock Purchase Agreement or at such other date as the Company and BIG shall agree (the "Closing"), but in no event shall the Closing occur on the earlier of (i) twenty (20) days after this Information Statement shall have been mailed to the Company's stockholders of record on the record date established therefor (January 2, 2007); and (ii) on the date of the completion of an audit of Rockbury Properties Limited by an auditor which is approved by the Company.

Stockholders of the Company representing 93.24% of all of the issued and outstanding common stock of the Company have, in connection with the transactions and developments contemplated by the Agreement, executed a written consent to approve and adopt a resolution authorizing an amendment to the Company's Certificate of Incorporation changing the name of the Company to " Zebra Copper, Inc." Pursuant to the NRS, the Company is hereby notifying its stockholders of the approval of the name change, pursuant to the Exchange Act, filing this Information Statement on Schedule 14C which will be mailed to all stockholders of record as of the record date established therefor (January 2, 2007).

The terms of the Agreements are more fully described below.

Material Terms of the Agreements

The following discussion summarizes the material terms of the Agreements, a copy of which are attached to this Information Statement as Appendix A and B and incorporated herein by reference and made an integral part hereof. Stockholders of the Company are urged to read the Agreements carefully as they are the legal documents that govern the Stock Transactions.

Stock Purchase Agreement

      The Stock Purchase. Subject to the terms and conditions of the Stock Purchase Agreement, the Company will purchase from SIMBA all of the issued and outstanding shares (1 ordinary share) of Simbajamba Mines Limited, a company incorporated pursuant to the laws of Samoa and a wholly-owned subsidiary of SIMBA.

Immediately after the effective closing date of the Stock Purchase Agreement, with the exception of the Chairman, Mr. Michael Timms, the members of the Board of Directors and officers of the Company shall resign and Board of Directors of the Company will consist of Michael Timms and Ian R. Egan, Mark Smyth, David Furlong Teddy Lourenco de Almeida and Luis Cupenala. Each of these events undertaken without respect to the other constitutes a "change in control."

      Closing. The Closing will take place as of December 31, 2006 or such other mutually agreed upon time after the satisfaction or waiver of the conditions set forth in the Stock Purchase Agreement.

      Effective Date. The effective date of the closing of the transactions contemplated by the Stock Purchase Agreement.

      Certificate of Incorporation and Bylaws of the Company Following the Share Transaction. The Certificate of Incorporation and Bylaws of the Company, as in effect at the Effective Time and except as amended as described in this Information Statement (name change and increase in authorized share capital), will be the Certificate of Incorporation and Bylaws, respectively, of the Company following the Stock Purchase.

      Directors and Officers of the Company Following the Share Transaction. The Agreement provides that certain of the directors and officers of the Company shall be replaced at Closing. The Directors of the Company following the Closing shall be Michael Timms, Ian R. Egan, Mark Smyth, David Furlong, Teddy Lourenco de Almeida and Luis Cupenala. The Officers of the Company following the Closing shall be Michael Timms (Chairman), Ian R. Egan (President), and Mark Smyth (Secretary and Treasurer).

      Representations and Warranties. The Agreement contains various representations and warranties of the Company and SIMBA. The Company represents and warrants to SIMBA as to, among other things: (i) capital structure; (ii) SEC filings; and (iii) financial statements. SIMBA represents and warrants to the Company as to, among other things: (i) capital structure; (ii) financial statements; (iii) intellectual property; (iv) absence of certain adverse changes; (v) litigation; (vi) material contracts, and (vii) liabilities or claims. All representations and warranties in the Agreement shall survive the Closing for a period of twelve (12) months from the Effective Date.

      Certain Covenants of the Parties. Pursuant to the Agreement, the Company and SIMBA have agreed, among other thing, prior to, or simultaneous with, the consummation of the transactions contemplated by the Stock Purchase Agreement provides that the Company's name will be changed to Zebra Copper, Inc. through an amendment to its Certificate of Incorporation (referred to herein as the "Amendment"). In addition, the Company prior to the consummation of the transactions contemplated by the Stock Purchase Agreement shall: (i) complete a reverse split of its common stock on a 515.20136 -for-1 basis; and (ii) incorporate an Australian company, Australian Forest Industries Limited ("AFIL") and transfer all of the issued and outstanding equity of Integrated Forest Products Pty Ltd, a company incorporated pursuant to the laws of Australia and a wholly-owned subsidiary of the Company, to AFIL; (iii) following the IFP Transfer, distribute all of the issued and outstanding equity of AFIL to the shareholders of the Company in the form of a dividend.

      Indemnification. The Company has agreed to indemnify SIMBA and its shareholders from any losses, claims, damages or expenses incurred as a result of any breaches of the Stock Purchase Agreement by the Company (which indemnification shall survive the Closing). Similarly, SIMBA has agreed to indemnify the Company from any losses, claims, damages or expenses incurred as a result of any breaches of the Agreement by SIMBA (which indemnification shall survive the Closing).

In addition, subject to the terms and conditions of the Stock Purchase Agreement, each of the parties has agreed (i) to keep confidential all information furnished in connection with the Stock Purchase, and (ii) to promptly inform the other parties of the occurrence of certain events.

      Conditions to the Stock Transaction. The obligations of the Company and SIMBA to effect the Stock Purchase are subject to the satisfaction or waiver on or prior to the Closing Date of a number of conditions, including but not limited to the following:

      (a) Each of the representations and warranties of the Company, and SIMBA, as applicable, set forth in the Stock Purchase Agreement shall have been true and correct in all material respects as of the date of the Stock Purchase Agreement and as of the Closing Date; and

      (b) The Company and SIMBA, as applicable, shall have performed in all material respects all obligations required to be performed by it under the Stock Purchase Agreement at or prior to the Closing Date.

Termination. In the event the Closing of this Stock Purchase Agreement shall not take place due to breach of or failure to meet any condition, then any non-breaching or non-failing party shall have the right to terminate this Stock Purchase Agreement, in which event no party shall have any further right or obligation as against any other.

Share Sale Agreement of Shares in Rockbury Properties Limited

      The Share Sale. Subject to the terms and conditions of the Share Sale Agreement, the Company will purchase from BIG all of the issued and outstanding shares of Rockbury Properties Limited, a company incorporated pursuant to the laws of British Virgin Islands and a wholly-owned subsidiary of BIG.

      Completion. The Completion will take place as of December 31, 2006 or such other mutually agreed upon time after the satisfaction or waiver of the conditions set forth in the Share Sale Agreement including but not limited to the completion of an audit of Rockbury Properties Limited by an auditor which is approved by the Company.

      Representations and Warranties. The Agreement contains various representations and warranties of the Company and BIG. The Company represents and warrants to BIG as to its authority. BIG represents and warrants to the Company as to, among other things: (i) capital structure; (ii) authority; (iii) disputes and litigation; (iv) titles, and (v) liabilities or claims.

In addition, subject to the terms and conditions of the Stock Purchase Agreement, each of the parties has agreed (i) to keep confidential all information furnished in connection with the Stock Purchase, and (ii) to promptly inform the other parties of the occurrence of certain events.

      Conditions to the Stock Transaction. The obligations of the Company and BIG to effect the Share Purchase are subject to the satisfaction or waiver on or prior to the Completion of a number of conditions, including but not limited to the following:

      (a) Each of the representations and warranties of the Company, and BIG, as applicable, set forth in the Share Sale Agreement shall have been true and correct in all material respects as of the date of the Share Sale Agreement and as of the Completion; and

      (b) The Company and BIG, as applicable, shall have performed in all material respects all obligations required to be performed by it under the Share Sale Agreement at or prior to the Completion.

      Termination. In the event the Completion of this Share Sale Agreement shall not take place due to breach of or failure to meet any condition, then any non-breaching or non-failing party shall have the right to terminate this Share Sale Agreement, in which event no party shall have any further right or obligation as against any other.

Certain Federal Income Tax Consequences

The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Information Statement. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

The receipt of the common stock following the effective date of the reverse stock split, including whole shares issued in lieu of fractional shares, solely in exchange for the common stock held prior to the reverse stock split will not generally result in a recognition of gain or loss to the stockholders. The adjusted tax basis of a stockholder in the common stock received after the reverse stock split will be the same as the adjusted tax basis of the common stock held prior to the reverse stock split exchanged therefor, and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore. No gain or loss will be recognized by the Company as a result of the reverse stock split.

Appraisal Rights

Under Nevada law, the state in which the Company is incorporated, the Company is not required to provide its stockholders with a right of appraisal in any matter to which this Information Statement relates and stockholders are accordingly not provided with such right. Stockholders of the Company have no right to dissent from the actions to be taken pursuant to the written consent of stockholders of the Company representing a majority of the common stock of the Company issued and outstanding.

Interests of Certain Persons in the Share Purchase

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the amendment to the Company's Certificate of Incorporation set forth herein, which is not shared by all other stockholders of the Company pro rata, and in accordance with their respective interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth ownership information as of the Record Date (January 2, 2007) and immediately following the closing of the Stock Purchase, with respect to: (i) each current director or executive officer of the Company;
(ii) all directors and executive officers of the Company as a group, prior to the closing of the Stock Purchase; and (iii) each person known to the Company to be a beneficial owner of more than 5% of the outstanding voting securities of the Company. As of the Record Date, the authorized capital stock of the Company consists of: (i) 300,000,000 shares of common stock, $0.001 par value; and (ii) 5,000,000 shares of preferred stock, $0.001 par value. The Company has: (i) 257,400,680 shares of common stock; and (ii) no shares of preferred stock; issued and outstanding and at the Closing, the Company will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of the Company or any convertible or exchangeable securities and, other than pursuant to the Stock purchase Agreement and the Convertible Note, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of the Company. In addition, at the Closing following the Reverse Stock Split, the Company will have 501,249 shares of common stock; and (ii) no shares of preferred stock; issued and outstanding. Other than the Timbermans Group Pty Ltd, each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

------------------------------ ---------------------------- --------------------------- ---------------------
Title of Class                 Name of Beneficial           Shares of Common  Stock     Percent of Class
                               Owner
------------------------------ ---------------------------- --------------------------- ---------------------
Common                         Timbermans Group Pty         140,000,000                 54.47%
                               Ltd (1)
------------------------------ ---------------------------- --------------------------- ---------------------
Common                         Jeffrey Reade                17,000,000                  6.61%
------------------------------ ---------------------------- --------------------------- ---------------------
Common                         Norman Backman (2)           20,000,000                  7.78%
------------------------------ ---------------------------- --------------------------- ---------------------
Common                         Colin Baird(3)               20,000,000                  7.78%
------------------------------ ---------------------------- --------------------------- ---------------------
Common                         Tony Esplin(4)               20,000,000                  7.78%
------------------------------ ---------------------------- --------------------------- ---------------------
Common                         Michael Timms (5)            20,000,000                  7.78%
------------------------------ ---------------------------- --------------------------- ---------------------
Common                         Roger Timms (6)              20,000,000                  7.78%
------------------------------ ---------------------------- --------------------------- ---------------------
Directors and Officers as a                                 240,000,000                 93.39%
Group
------------------------------ ---------------------------- --------------------------- ---------------------

(1) Timbermans Group Pty Ltd is an Australian corporation with 5 shareholders who are the same individuals as our officers and directors. For the purposes of aggregating the securities ownership of officers and directors, we have included those shares held by Timbermans Group

(2) Mr. Backman is a former director and maintains his shares in his and his wife's name

(3) Mr. Baird maintains his shares in his and his wife's name

(4) Mr. Esplin maintains his shares in his and his wife's name

(5) Mr. Michael Timms maintains his shares in his and his wife's name

(6) Mr. Roger Timms maintains his shares in his and his wife's name

                             BUSINESS OF THE COMPANY

General

The business of the Company consists of a pine sawmilling and timber facility at Canberra, Australia which has a capacity to process 200,000 cubic meters of sawn timber. This sawmill produced 120,000 cubic meters of log in the Fiscal Year 2005. The Company is currently in the process of arranging the financing for the construction of a second sawmill.

With this second sawmill, the Company intends to exploit the log resource generated by our contract with Timbermans Group which grants us the right to the Bombala Agreement described below.

The majority of the issued and outstanding ordinary shares in the capital of the Company are held by Timbermans Group, a leading supplier of softwood timber products in Australia. The shareholders of Timbermans Group are the same individuals who comprise the Company's board of directors (except for Norman Backman who resigned from the board of directors on September 27, 2006).

The timber industry in Australia experienced a strong demand from internal growth in residential and commercial construction along the Eastern coast of Australia. Additionally, export demand from China and elsewhere in Asia for lumber and other wood products continued to be very strong in recent years and management expects that this trend will continue in the foreseeable future.

In April 2003, Timbermans Group Pty Ltd entered into an agreement with the government of New South Wales which granted Timbermans the 20 year wood supply rights to timber from the Bombala forest, equal to approximately 300,000 cubic meters of wood ("Bombala Agreement"). This Agreement was assigned to the Company at that time with the full knowledge of the New South Wales Government. Management believes that this is the last significant undeveloped pine forest in Eastern Australia. The Bombala Agreement provides, inter alia, that the log purchase price review mechanism is linked to the sawn timber actual price achieved for the products produced at the new sawmill to be built at Bombala, the market price for structural radiata pine timber, the ABS producer price index for softwood in Sydney and input costs such as wages and fuel. This mechanism is expected to adequately protect the Company from any decreasing market prices and in part from increased costs during the term of the Bombala Agreement. With the signing of the Bombala Agreement, the Company has insured its supply for at least 20 years and is renewable at the Company's option. With this asset the Company believes it has secured a major asset.

The Company's core markets are Australia and Southern Asia. The Company's revenues are generated solely in its core markets.

Trademarks and Service Marks

The Company has not registered any marks with the United States Patent and Trademark Office.

Employees

At the end of December 2006, we employed 121 full time employees. In the Company's vision, employees play a crucial role in the success of the Company. The Company encourages its employees to take initiative to further enhance the Company's efficiency in timber production. The Company has never experienced a work stoppage resulting from labor problems.

The Company's employees are members of the CFMEU which is one of the largest unions in Australia. As a result, each non-executive employee is a party to a collective bargaining agreement known as an Enterprise Bargaining Agreement which determines the terms of employment of each non-executive employee. Management believes that its relations with such union are impeccable and the risk of work stoppages is extremely unlikely.

Corporate Information

Australian Forest Industries f/k/a Multi-Tech International, Corp., was originally organized by the filing of Articles of Incorporation with the Secretary of State of the State of Nevada on September 21, 1998 under the name Oleramma, Inc. The Articles of Incorporation authorized the issuance of one hundred five million (105,000,000) shares, consisting of one hundred million (100,000,000) shares of Common Stockat par value of $0.001 per share and five million (5,000,000) shares of Preferred Stock at par value of $0.001. On April 28, 1999, the Company changed its name to BuckTV,Com, Inc. on the basis that the Company would market consumer products through an InteractiveWeb site. The Company again changed its name in November 2002 to Multi-Tech International, Corp. On September 1, 2004, the Company entered into a Share Exchange Agreement with Timbermans Group Pty Ltd, an Australian corporation and its wholly-owned subsidiary at the time Integrated Forest Products Pty Ltd, an Australian corporation as well ("Share Exchange Agreement" and "Share Exchange", respectively). Pursuant to such Share Exchange Agreement, the Company:

o     completed a 200-1 reverse stock split of our common stock
o     increased its authorized number of shares from 100,000,000 to 300,000,000
o changed its name from Multi-Tech International, Inc. to Australian Forest Industries
o appointed Messrs. Michael Timms, Norman Backman, Colin Baird, Antony Esplin and Roger Timms to the board of directors
o issued 257,000,000 shares of our common stock as a result of the Share Exchange Agreement

Thus, upon completion of the Share Exchange, Integrated Forest Products Pty Ltd ("IFP") became a wholly-owned subsidiary of the Company IFP owns a minority interest in Radiata Forest Services Pty Ltd which is a company owned jointly by a number of timber companies in the Canberra region. Radiata purchases logs on behalf of its shareholders and distributes them among those shareholders.

The Company's symbol on the OTC-BB was changed from "MLTI" to "AUFI".

Our principal executive offices are located at AUSTRALIAN FOREST INDUSTRIES, 4/95 Salmon Street, Port Melbourne, Victoria, Australia, 3207. The Company's telephone number is: 011 61 3 8645 4340.

Common Stock

During the fiscal year 2004 and up to October 31, 2006, the Company's Common Stock has traded on the over-the-counter electronic bulletin board. The price ranges presented below represent the highest and lowest quoted sales prices during each quarter for 2004, 2005 and 2006 reported by Nasdaq. The quotes represent prices between dealers and do not reflect mark-ups, markdowns or commissions and therefore may not necessarily represent actual transactions.

Year              Period                         Sales Information
----              ------                         -----------------
                                         High                          Low
                                         ----                          ---
2006              1st Quarter           $4.35                         $0.75
                  2nd Quarter           $1.00                         $0.52
                  3rd Quarter           $0.71                         $0.11
                  4th Quarter           $0.50                         $0.30

2005              1st Quarter           $1.51                         $1.50
                  2nd Quarter           $1.50                         $1.50
                  3rd Quarter           $1.75                         $1.60
                  4th Quarter           $8.00                         $1.25

2004              1st Quarter           $0.15                         $0.15
                  2nd Quarter           $0.15                         $0.15
                  3rd Quarter           $0.15                         $0.15
                  4th Quarter           $2.50                         $0.60

There are currently 257,400,680 shares of common stock of the Company issued and outstanding. At December 31, 2006 there were approximately 1355 holders of record of Common Stock.

No cash dividends on its common stock were paid or declared by the Company during the fiscal year ended December 31, 2006. The Company intends, for the foreseeable future, to retain all future earnings for use in its business. The amount of dividends the Company pays in the future, if any, will be in the discretion of the Board and will depend upon the Company's earnings, capital requirements, financial condition and other relevant factors.

                                   MANAGEMENT

Directors; Executive Officers

The following table sets forth certain information concerning the current directors and executive officers of the Company. The following individuals are all of our executive officers and directors:

------------------------ ------ ------------------------------------------------
Name                     Age    Positions and Offices with the Company
------------------------ ------ ------------------------------------------------
Michael Timms            55     Chief Executive Officer;  President;
                                Chairman of the Board
------------------------ ------ ------------------------------------------------
Colin Baird              47     Chief Financial Officer; Director
------------------------ ------ ------------------------------------------------
Tony Esplin              43     Executive Vice President - Marketing; Director
------------------------ ------ ------------------------------------------------
Roger Timms              50     Executive Vice President - Engineering; Director
------------------------ ------ ------------------------------------------------

The following is a biographical summary of the directors and officers of the
Company:

Michael Timms

Mr. Michael Bruce Timms was born at 30 May 1950 in Bega, New South Wales, Australia. He has spent over thirty years in the sawmilling industry. He has been involved with design and construction of over seven greenfield sawmill facilities and scores of equipment upgrades across Australia and Canada in both the Hardwood and Softwood sectors, through his engineering business, Acora Reneco Group Pty Ltd. Among other responsibilities he works as Chief Executive Officer and President of the Company and is Chairman of the Board.

Colin Baird

Mr. Colin Baird was born at 22 June 1958 in Melbourne, Australia. He is a qualified accountant who has operated his own practice, Colib Pty Ltd since 1987. He has been involved in the timber industry through his association with some of his clients since 1983. At present his practice has in excess of 500 clients. Mr. Baird is Director of Finance of the Company.

Tony Esplin

Mr. Tony Esplin was born at 23 August 1962 in Melbourne, Australia. He has had twelve years of experience in the sawmill industry covering fabrication of sawmill equipment, project management of new sawmills through his own business, Acora Reneco Group Pty Ltd. Over the last four years he has been involved in the on site management of Integrated Forest Products, covering all aspects of sawmill administration, including log procurement and product marketing. He works as Director of Marketing & Log Procurement for the Company.

Roger Timms

Mr. Roger Kenneth Timms was born 24 April 1956 in Bega, New South Wales, Australia. He has spent over twenty-five years in the sawmilling industry. He is currently involved in the design, supply and installation of sawmill equipment in Australia and part owns a company, Acora Reneco Group Pty Ltd, which performs these functions. He is the Company's Director of Engineering.

Committees

The Board of Directors does not have a Compensation, Audit or Nominating Committee, and the usual functions of such committees are performed by the entire Board of Directors.

Meetings of the Board of Directors

During fiscal 2006, the Company held 6 meetings of the Board of Directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC.

To the best of our knowledge, all other Forms 3, 4, and 5 required to be filed during the year ended December 31, 2006 were timely filed.

Except as set forth herein, no officer or director of the Company (current or following the consummation of the Share Transactions as set forth above) has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

Indemnification

Section 78.751 of the Nevada Revised Statutes enables a corporation in its original articles of incorporation or an amendment to eliminate or limit the personal liability of a director to a corporation or its stockholders for violations of the director's fiduciary duty, except:

      o for any breach of a director's duty of loyalty to the corporation or its stockholders;

      o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or

      o for any transaction from which a director derived an improper personal benefit.

The Company's Articles of Incorporation provides in effect for the elimination of the liability of directors to the extent permitted by the Nevada Revised Statutes.

Section 78.7502 of the Nevada Revised Statutes provides, in summary, that directors and officers of Nevada corporations are entitled, under certain circumstances, to be indemnified against all expenses and liabilities (including attorney's fees) incurred by them as a result of suits brought against them in their capacity as a director or officer, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful; provided, that no indemnification may be made against expenses in respect of any claim, issue or matter as to which they shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, they are fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Any such indemnification may be made by the corporation only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. The Company's bylaws entitle our officers and directors to indemnification to the fullest extent permitted by the Nevada Revised Statutes.

We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933 (the "Securities Act"). Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                BUSINESS OF SIMBA

Overview

The business of SIMBA consists of the development of its copper interests in Angola. SIMBA's subsidiary Simbajamba Mines Ltd ("Simbajamba") holds a 40% interest in the 3,615 square kilometre copper license area known as Cachoeiras de Binga and a 35% interest in each of two nearby license areas known as Benguela and Zenza/Dondo. The mineral rights for the Cachoeiras de Binga license were granted by the Government of Angola in January 2006. The rights for the Benguela and Zenza/Dondo license were also granted in January 2006. Each License is more fully described below. Simbajamba was incorporated in the country of Samoa on January 19, 2004 pursuant to Samoa's International Companies Act of 1987 and is in the development stage.

Business Strategy

A major work program is required to convert the measured resource to a proven reserve status so that plant construction can commence. The directors of SIMBA decided that the optimum way to fund their program would be to transfer everything to a company with a fully reporting 12g status and OTCBB exchange listing to provide the financial transparency related to secure efficient financing. Accordingly on September 18, 2006 SIMBA entered into the Stock Purchase Agreement with the Company.

Competition

Copper is readily tradable on the open market. Thus any production from the company's deposits should be able to place in the market at the market price for product. Currently copper metal is priced at around $3.00 per pound. Copper is a malleable and ductile metal used heavily in building construction, transportation, electrical, automotive and telecommunications. With China and India and other growing economies drawing down global inventories, supply has difficulty keeping pace with demand.

The mineralogy and geometry of the Cachoeiras de Binga ore bodies is relatively simple and it is anticipated that an extraction system can be based upon:-

      o opencast mining or underground mining, depending upon overburden thickness: underground mining would be low-cost, trackless and linked to the developing open cuts
      o     heap leach of the ore
      o electro winning of the copper on site or export of a processed product to a toll refinery

A final proposal for an operational program can be designed after the Company's exploration program is complete.

Trade Marks and Service Marks

SIMBA has not registered any marks with the United States Patent and Trademark Office.

Litigation

SIMBA is not involved in any litigation.

Corporate Information

SIMBA is a Nevada company, administered from Michigan, USA, and is listed on the Pink Sheets under the symbol SBAM:PK.

                                 BUSINESS OF BIG

Overview

BIG is a private investment company. A subsidiary of BIG is Rockbury Properties Limited ("Rockbury") which holds a 40% interest in the Cachoeiras de Binga license and a 35% interest in each of two nearby licenses known as Benguela and Zenza. Each License is more fully described below. Rockbury Properties Limited was incorporated in the British Virgin Islands on 21 July 2005.

Benguela and Zenza are still at the exploration stage. However Cachoeiras de Binga, according to compiled reports, has a measured resource of approximately 131 thousand tons of copper metal and an inferred copper resource of 918 thousand tons of copper metal.

Business Strategy

A major work program is required to convert the measured resource to a proven reserve status to enable plant construction to commence. BIG decided that the optimum way to fund this program would be to transfer Rockbury to a company with a fully reporting 12g status and OTCBB exchange listing so as to provide the financial transparency needed to secure efficient financing. Accordingly on September 18 2006 BIG entered into the Share Sale Agreement with the Company.

Competition

Copper is readily tradable on the open market. Currently there is a supply shortage with pricing of around $3.00 per pound.

Trade Marks and Service Marks

Rockbury has not registered any marks with the United States Patent and Trade Mark Office.

Employees

Rockbury has no employees. Any work required is done on a contractual basis.

Litigation

Rockbury is not involved in any litigation.

Corporate Information

BIG is a privately held company associated with the majority shareholders of Bongani Investment Holdings Limited (BIH) which is a private South African company with a wide range of activities in Angola and Southern Africa. BIG's extensive expertise, experience and relationships in Africa and internationally will be available to the Company to assist in developing its copper mining activities in Africa.

                           CACHOEIRAS DE BINGA LICENSE

The Cachoeiras de Binga License was granted by the Republic of Angola Ministry of Geology and Mining on January 18, 2006 for a term of three years at which time the exploration license will be converted to a mining license that will be held by the Company for the life of the mine. Under the terms of the License, the Company is required to perform certain tasks and to make annual payments of US$30,000 to the Angola Ministry of Geology and Mining. Assuming the consummation of each of the Simbajamba and Rockbury transactions, the Company (through its subsidiaries) would control 80% of the License rights. The Company is currently in negotiations to purchase the remaining 20% of the License rights.

Location

The Cachoeiras de Binga license block lies immediately to the east of the regional town of Sumbe, some 385 kilometers south of Luanda on the main coastal road. The block is defined by the following coordinates.

Vertex            Latitude                            Longitude
                  Deg.      Min.     Sec.             Deg.     Min.      Sec.
  A                10        44       12               13       50        48
  B                10        44       12               14       08        12
  C                11        45       18               14       08        12
  D                11        45       18               14       00        00
  E                11        53       30               14       00        00
  F                11        53       30               13       50        48

The block covers an area of 3,615 square kilometers and extends approximately 35 kilometers east - west and 127 kilometers north - south.

Geology

The block straddles the Cretaceous Kwanza Basin and the Pre - Cambrian Basement. The copper occurrences lie within the Lower Cretaceous of the Kwanza Basin. The copper ores arc present in the basal sediments of the Lower Cretaceous (mainly the Upper Cuvo Formation) and they are contained in stratiform ore - bodies in finely bedded mudstones, siltstones and conglomeratic sandstone.

Three broad stratigraphic units can be distinguished in the area, a basal terrigenous unit of lower Aptian age, unconformablv overlying the Pre -Cambrian Basement, a middle evaporitic unit of Aptian - Albian age and an overlying, predominantly marine succession that extends up into the Miocene.

Lower Cuvo Formation

The Lower Cuvo Formation consists of reddish continental beds. The formation varies in thickness from 0 - 100 meters as it infills depressions in the underlying basement. Deeply incised palaeovalleys, indicating drainage towards the west, contain boulders of more than 1 meter diameter, directly overlying the basement gneisses, followed by conglomerate and sandstone in a fining - upward sequence, These sediments were derived from a deeply weathered crust on which continental sediments had accumulated since the Palaeozoic and Cretaceous beds with a pure continental affiliation cover vast areas of north - east Angola.

Upper Cuvo Formation

The transitional continental - lagoonal deposits of the Upper Cuvo Formation show the first marine influence and mark the beginning of the marine transgression accompanying Lower Cretaceous oceanic rifting. The Upper Cuvo contains a fining upwards, cyclic sequence of coarse and fine sandstones -with increasingly abundant intercalations of siltstone, marl, limestone and limestone shell beds rich in ostracods. The lagoonal sediments, which include thin beds of anhydrite, gypsum and other salts and finely bedded siltstones with plant and coal remains are typical of euxinic environments in restricted basins. The sulphides (Cu at Cachoeiras de Binga and Zn at Loeta) are contained in the Upper Cuvo Formation.

Evaporite Beds

Towards the centre of the basin, the Upper Cuvo formation passes laterally into and is overlain by a sequence of saline evaporitic cycles and calcareous units of lagoonal and marine origin. The evaporites regionally total 2000 meters in thickness. The basal unit, the so - called "Sel Massif" consisting of 350 meters of halite with anhydrite in the basin centre is considered to be a lateral equivalent of the Upper Cuvo Formation. At Cachoeiras de Binga, the hanging wall limestones are considered to be pan of the overlying Binga evaporitic cycle.

Copper Mineralization

The copper mineralization at Cachoeiras de Binga is stratiform and contained in a finely bedded mudstone and siltstone of the Upper Cuvo Formation, and lies just below a massive limestone.

A typical sample of mineralized siltstone is composed of quartz and feldspar grains in calcareous cement, forming light grey bands that alternate with thinner dark laminae containing carbonaceous material. Bornite and chalcopyrite are concentrated in discrete bands that are concordant with the sedimentary laminations of the rock, following such minor primary features as cross laminations. The sulphides are extremely fine grained and occur as irregularly shaped patches intergranular with the detrital particles. Minor chalcocite occurs as small patches throughout the rock but is mostly associated with Bornite. Covellite is rare.

The mineralization is remarkably stratiform; lateral thinning of the ore zone corresponds to a diminishing thickness of the sedimentary host. Some drill hole intersections show that the mineralization may extend into the footwall conglomerate or into the overlying limestone. There is an indication of mineral zoning with chalcocite as a principal mineral in the sandstone just below the main ore zone and a greater abundance of pyrite towards the top of the mineralized zone. Peres, the chief of the Angolan Geological Survey research program noted that mineralization appeared to be overlying palaeotroughs in the basement that were filled in by a greater thickness of conglomeratic sandstone.

Palaeogeographicallv, the deposit is located at the southern extremity of the Kwanza Basin where it narrows to an approximately 10 kilometer wide trough. This trough is squeezed between the continental coast of that time and an offshore barrier, the Morro Lisa Ridge, which is located inland from Porto Amboim. The copper bearing formations are laterally transitional into the evaporitic beds (Sel Massif), but the mineralization is not found within the evaporite environment itself. The heavy metals are associated with euxinic environments of small isolated basins along the upland coast, whereas the evaporites are indicative of more open environments with easier access to seawater across low reefs and other barriers.

Historical Work

Two major phases of work have taken place at Cachoeiras de Binga. These are summarized in two reports:

      o     Peres, 1971 (Angolan Geological Survey)
      o     Croese, 1983 (UNDP)

In 1970 and 1971, Peres of the Angolan Geological Survey reported on an intensive study of the Cachoeiras de Binga Copper Deposit. This report detailed the results of an approximately 5,000m drilling program over 5 areas of the deposit known as Cachoeiras I-V. The result of this program was a 'Proven Reserve' as calculated by Peres of approximately 7.3 Mt @ 2.25%Cu.

The area was re - evaluated in 1982 - 1983 in a UNDP Program led by Croese. This program effectively confirmed the Peres study of Cachoeiras I to III but examined the untested extensions. The testing was based on a limited program of drilling (7 boreholes), some geophysics (resistivity and electromagnetic) and geochemistry carried out under the direction of Russian geologist, Vassiliev. The Vassiliev study, reported in 1983, consisted of geochemical studies of an area of "approximately 90 square kilometers" to the north of the Cuvo River, This demonstrated a northwards extension of the mineral field, of which Cachoeiras de Binga was part. According to Vassiliev, the geochemical results showed that the mineralization was likely to underlie an area of 15 km x 30 km, i.e. 450 to 500 square kilometers extending to the village of Cholo Cholo. Given the grades and thickness encountered at Cachoeiras de Binga, and analysis of his geochemical data, Vassiliev proposed a potential for up to 3 million tones of copper in the area.

A recent independent review by Dr, Michael Smith, consultant to Simbajaiaba, has concluded the following resources at Cachoeiras de Binga (based on the Peres and Croese Reports):

Resource     Tons         Grade Cu    Tons Cu
--------     ----------   --------    ---------
Measured      7,285,800       2.25      163,931
--------     ----------   --------    ---------
Inferred     51,000,000       2.14    1,147,500
--------     ----------   --------    ---------

These are of course only based on analysis of data, and have not been verified by drilling. In this regard they are subject to due-diligence and are not N143-101 compliant.

Recent Work

Simbajamba and is currently undertaking an extensive soil geochemistry program at Cachoeiras de Binga, The purpose of this program is to test for extensions of the known mineralization over an area approximately 20 km to the north and south of Cachoeiras I. This program is currently in progress, and to date approximately 700 samples have been taken.

Simbajamba also has also recently commissioned and completed a satellite imagery interpretation and structural geology interpretation of the entire Cachoeiras de Binga license. The results of this study indicate that copper mineralization in the Cachoeiras district is considered to have been controlled by euxinic basins which developed during the early stages of the rifting of the south Atlantic. In addition to the generation of new extensional faults, many of the basement structures would have been reactivated during extension associated with the rifting event, and some of these may have controlled the development of local basins. The Cachoeiras de Binga Copper Deposit is speculated to lie on the northern part of a transtensional basin. As a result of this study, a further 12 exploration targets have been identified and are based on criteria including the presence of possible Cretaceous transtensional or fault bounded basins, major fault zones, inflections and intersections between major faults and proximity to known copper mineralization.

Future Work

The Company's strategy at Cachoeiras de Binga is two-fold; to fast track the project to production, whilst expanding known resources.

The Company's immediate concern at Cachoeiras de Binga is to verify and upgrade the current Measured Resource (7.3 Mt @ 2.25%) to a Proven and Probable Resource. This will be done through a drilling program and associated works over a period of 11 months. It is anticipated that a full bankable feasibility document can be produced within this timeframe.

The verification, expansion and conversion of inferred resources to reserves will be an ongoing program over the project's lifetime.

                                BENGUELA LICENSE

The Benguela License was granted by the Republic of Angola Ministry of Geology and Mining on January 18, 2006 for a term of three years at which time the exploration license will be converted to a mining license that will be held by the Company for the life of the mine. Under the terms of the License, the Company is required to perform certain tasks and to make annual payments of US$30,000 to the Angola Ministry of Geology and Mining. Assuming the consummation of each of the Simbajamba and Rockbury transactions, the Company (through its subsidiaries) would control 70% of the License rights. The Company is currently in negotiations to purchase the remaining 30% of the License rights.

Location

The Benguela license lies to the south of the Cachoeiras de Binga license, centered around the coastal towns of Benguela and Lobito. The license is defined by the following co-ordinates:

Vertex            Latitude                            Longitude
                  Deg.      Min.     Sec.             Deg.     Min.      Sec.
  A                13        43       05               12       00        00
  B                13        51       16               12       00        00
  C                13        51       16               12       45        16
  D                13        00       00               11       45        15

Geology

The geology of the Benguela district is essentially the same as at Cachoeiras de Binga, and consists of three broad stratigraphic units - a basal terrigenous, unit of Lower Aptian age, unconformably overlying the Pre - Cambrian Basement, a middle evaporitic unit of Aptian - Albian age and an overlying, predominantly marine succession that extends up into the Miocene. The stratigraphy can be summarized as follows:

A - CENOZOIC
1 - Quaternary Formations
         1.1 -Recent
         1.2-Pleistocene
2 - Tertiary Formations
         1.3 - Miocene
         1.4 - Oligocene
         1.5 -Eocene
B - MEZOZOIC
1 - Cretaceous Formations
         1.1 -Santonian
         1.2- Cenomanian
         1.3 -Albian
         1.4 - Aptian - Calcareous Formation
         1.5 - Basal Formations
C - PROTEROZOIC
1 - Basement Complex

Copper Mineralization

Copper mineralization at Benguela occurs in two different styles:

o     Vein type copper mineralization in the Basement Complex
o     Stratiform copper mineralization in the lower sedimentary sequence

Vein type mineralization in the basement consists of "infiltration of malachite, chrysocolla and more rarely azurite, in the migmatized gneisses of rock fissures of the region". It would appear that these occurrences are relatively sparse, and are not of any economic interest.

Stratiform copper mineralization occurs in a grey arkosic sandstone at the base of the Cretaceous. This unit is in turn overlain by conglomerates and calcareous and dolomitic limestones. The copper bearing arkosic sandstone unit would appear to be variable in thickness.

Historical  Work

Whilst no formal, modern exploration appears to have taken place, a number of small mines have been active in the Benguela district during the last century. The most important of these were:

1. Biopio Mine
Small surface pit exploiting oxidized copper ore in sandstones

2. Unhande Mine
Small surface pit exploiting oxidized copper ore in silicified limestones and Sandstones

3. English Mine
Small underground mine (galleries) exploiting oxidized copper ore in red beds, dipping at approximately 25 degrees west

Recent Work

Simbajamba has recently acquired a number of reports and maps relating to the Benguela district. These are currently being translated and digitized.

Future Work

The Company regards the Benguela license as a grass roots exploration project. This is reflected in the proposed work program which details initially a two-phase program consisting of:

o     Reconnaissance and ground truth
o     Phase 1 Exploration

      |_|   Soil Geochemistry
      |_|   Drilling

Given the Benguela license's close proximity to Cachoeiras de Binga, opportunities for cost savings exist, and it is anticipated that both programs can be run together.

                               ZENZA/DONDO LICENSE

The Zenza/Dondo License was granted by the Republic of Angola Ministry of Geology and Mining on January 18, 2006 for a term of three years at which time the exploration license will be converted to a mining license that will be held by the Company for the life of the mine. Under the terms of the License, the Company is required to perform certain tasks and to make annual payments of US$30,000 to the Angola Ministry of Geology and Mining. Assuming the consummation of each of the Simbajamba and Rockbury transactions, the Company (through its subsidiaries) would control 70% of the License rights. The Company is currently in negotiations to purchase the remaining 30% of the License rights.

Location

The Zenza/Dondo license lies approximately 135 km south east of Luanda in Caunza Norte province. The co-ordinates of the license are as follows:

Vertex               Latitude                         Longitude
                  Deg.      Min.     Sec.             Deg.     Min.      Sec.
  A                14        06       0                09       05        00
  B                14        20       0                09       05        00
  C                14        20       0                09       22        00
  D                14        06       0                09       22        00

Geology

The regional geology of the Zenza / Dondo is the same as that at Cachoeiras de Binga and Benguela, and consists broadly three statigraphic units - a basal terrigenous unit of Lower Aptian age, unconformably overlying the Pre - Cambrian Basement, a middle evaporitic unit of Aptian - Albian age and an overlying, predominantly marine succession that extends up into the Miocene. Locally, the stratigraphy is as follows:

1) - Superficial deposits with debris of Basement Complex igneous and metamorphic rock

2) - Superior clayey limestone, micaeous, fossiliferous, with small, lenticular, embedded sandstone, wish a thickness greater than 60 meters.

3) - Red, micaceous, sandstone, clayey-calcareous cement with embedded white, arkosic sandstone, of calcareous cement, part mineralized, with an average thickness of 15 meters.

4) - Inferior limestone, clay, micaceous rock, fossilipherous rock, with lenticular sandstone embedding, with an average thickness of 20 meters.

5) - Pink conglomeratic sandstone, of calcareous-clayey and fossiliferous cement, rock, with clay and limestone embedding, with an average thickness over 50 meters.

These units dip at approximately 12-18 degrees to the south-west and strike approximately 50-60 degrees to the north-west.

The lenticular structure of the observed formations, the granular nature of the sandstones and the existence of conglomeratic levels with remnants of a gneissic-granite complex, demonstrate that the strata were formed under torrential conditions, in shallow waters, near the flank of the continental margins, composed of Pre-Cambrian formations. The white, arkosic sandstone contains abundant fragments of feldspar, becoming at times a type of conglomerate. The facies of this rock is distinctly torrential. There is no clear discordance in the facies in the contacts of the different formations. The passage from one formation to another occurs generally in a gradual wav, where one finds intermediate types, with sandy limestone and calcareous sandstone.

Copper Mineralization

Copper ore, in the form of chalcocite, malachite, azurite and chrysocolla, occurs in the white, arkosic sandstone, interstratified in the sandstone and limestone formations detailed above. The layer of white sandstone is present in a lenticular form, with great variety in thickness, from 0.6 to 7 meters. The layer, which strikes between N 60 W and N 50(degree) W, dips generally towards the SW.

Chalcocire is found disseminated irregularly. Malachite, some azurite, and chrysocolla impregnate the cement of the arkosik sandstone, surrounding, at times, the grains of quartz with a thin film, or encrust the walls of small joints. Associated with the copper are tiny grains of galena, dispersed irregularly.

Generally speaking the distribution of the ore is quite irregular. Copper grades taken from trenches and pits through the mineralized zone range up to 8%.

Historical Work

The Zenza Copper deposit was first discovered in 1900, and between 1901 and 1917 a large amount of prospecting was reportedly carried out by the first licensee, a German known as Hans Grundler. It is said that he conducted a pitting, trenching and drilling program, although no records are in existence to verify this.

A report dated 1950 by Trigo Mira, an Engineer from the Angolan Geological Survey, details a substantial amount of work carried out at this time. This consisted of 18 trenches, 70 pits and 7 drill holes, the deepest drilled to a depth of 104 meters. Approximately 370 samples from these activities were assayed for copper.

A topographical survey covering some 700 hectares was also carried out in the area.

Recent Work

Simbajamba has recently acquired a number of reports and maps relating to the Zenza/Dondo copper deposit. These data mostly relate to the 1950 drilling trenching and pining program. This data is currently being digitized and analyzed.

Future Work

As with Benguela, the Company considers the Zenza / DONDO license as a grass roots exploration project. Even though there is a reasonable amount of historical data available, it relates to a relatively small area. The grass roots nature of the project is reflected in the proposed work program, which details initially a two-phase program consisting of:

o     Reconnaissance and ground truth
o     Phase 1 Exploration
      |_|   Soil Geochemistry
      |_|   Drilling

The Zenza / DONDO license is located quite close to the capital, Luanda. It is anticipated that there will be certain common logistical elements with the Cachoeiras de Binga and Benguela Projects.

While the Company considers Benguela and Zenza/Dondo to be at the exploration stage, according to historic reports of previous geological exploration, Cachoeiras de Binga has a "measured resource" of approximately 131 thousand tons of copper metal and an inferred copper resource of 918 thousand tons of copper metal and is close to the coast, with available water, power and is close to a nearby town and deep water port.

Current Mineral Policy and Law of the Republic of Angola

The Mining Law of 1992 (1/92) of the Republic of Angola reflects the current mining policy which aims at reducing the dominance of the state owned companies by eliminating monopoly of mineral rights and providing opportunities for the private sector to invest in the mining sector. The Mining Law is consistent with the Law on Foreign Investment emphasizing:

      Participation of the private sector

      Joint venture opportunties of private with state mining enterprise

      Enabling fiscal regime

      All minerals belong to the State. This is enshrined in the Constitution. The Ministry of Geology and Mines manages mineral exploration and development activities through the granting of relevant prospecting and mining titles as well as supervision.

      A Prospecting License is issued for a maximum period of five years, including extension. Surface charges are 1 or 3 US$/km2/year at issue and US$3/km2/year for renewal.

      A work plan must be provided together with minimum expenditure, technology to be used, staff qualifications and skills, and any other requirements that may be imposed. A program of employment and training of Angolans must also be given. At renewal, 50% of the area must be relinquished.

      Periodic reports by the license holder must be made covering all data and information obtained during the carrying out of the program.

      Compensation must be made by the license holder for any damages to third parties.

      A Prospecting License holder may apply for and be granted a Mining Title, after submission of a feasibility study. An applicant may also be a respondent to tenders promoted by Government on deposits already evaluated. Operations can only be carried out by mining companies, either state owned, mixed, private or joint, and partnership.

      The period of title varies from deposit to deposit and is dependent on the life of the mine and extended by one or more extension periods on the same or negotiated conditions.

      Prospecting licenses and Mining Titles are not transferable, assignable or negotiable without prior approval by the Council of Ministers.

      The Government has the option to participate in companies undertaking mining. For large projects of investments more than US $50m the Government requires 10-15% free equity. Any excess shares would be bought at market rates.

Generally rights and obligations are specified in the license. Based on the fiscal regime indicated below, applicants make proposals which can be negotiated as a package during the process of granting a Mining Title.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Simbajamba Mines Ltd.

Plan of Operation

During the first quarter of 2007 and following the consummation of the Simbajamba and Simbajamba transactions, Simbajamba intends to integrate its prospecting licenses from the Republic of Angola with Simbajamba in order and to seek financing to exploit the mineral rights granted with respect to such licenses. It is expected the Company's mining operations will require financing of at least US$30,000,000. We will have to issue debt or equity or enter into a strategic arrangement with a third party. There can be no assurance that additional capital will be available to us. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

Financial Condition and Results of Operation

For the Period of Inception (January 19, 2004) to December 31, 2004

Simbajamba had revenues of US$491 during the period from January 19, 2004 to December 31, 2004 from interest income. During the period from January 19, 2004 to December 31, 2004, Simbajamba's expenses were US$3,321,667 which resulted in a net loss of US$(3,321,176) for the period. During the period from January 19, 2004 to December 31, 2004, Simbajamba's costs and expenses have been primarily start up and consulting expenses in connection with the obtaining the prospecting license agreements as well as geological research with respect to the territories under the license agreements.

For the Fiscal Year ended December 31, 2005

Simbajamba had revenues of US$149 during the fiscal year ended December 31, 2005 from interest income. During the fiscal year ended December 31, 2005, Simbajamba's expenses were US$1,097,864 which resulted in a net loss of US$1,097,715 for the period. During the fiscal year ended December 31, 2005, Simbajamba's costs and expenses have been primarily start up and consulting expenses in connection with the obtaining the prospecting license agreements as well as geological research with respect to the territories under the license agreements.

For the Nine Month Period ended September 30, 2006

Simbajamba had no revenues during the nine month period ended September 30, 2006. During the nine month period ended September 30, 2006, Simbajamba's expenses were US$203,840 which resulted in a net loss of US$203,840 for the period which was a decrease of US$460,776 from the net loss of US$664,616 for the nine month period ended September 20, 2005. During the nine month period ended September 30, 2006, Simbajamba's costs and expenses have been primarily start up and consulting expenses in connection with the obtaining the prospecting license agreements as well as geological research with respect to the territories under the license agreements.

Off Balance Sheet Arrangements

Simbajamba did not have any off-balance sheet debt nor did Simbajamba have any transactions, arrangements, obligations (including contingent obligations) or other relationships with any unconsolidated entities or other persons that may have a material current or future effect on financial conditions, changes in financial conditions, result of operations, liquidity, capital expenditures, capital resources, or significant components of revenue or expenses.

Rockbury Properties Limited

Plan of Operation

During the first quarter of 2007 and following the consummation of the Rockbury and Simbajamba transactions, Rockbury intends to integrate its prospecting licenses from the Republic of Angola with Simbajamba in order and to seek financing to exploit the mineral rights granted with respect to such licenses. It is expected the Company's mining operations will require financing of at least US$30,000,000. We will have to issue debt or equity or enter into a strategic arrangement with a third party. There can be no assurance that additional capital will be available to us. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

Financial Condition and Results of Operation

For the Period of Inception (July 21, 2006) to December 31, 2006

Rockbury had no revenues during the period from July 21, 2005 (Inception) to December 31, 2006. During the period from July 21, 2005 (Inception) to December 31, 2006, Rockbury's expenses were $2,926,695. During the period from July 21, 2005 (Inception) to December 31, 2006, Rockbury's costs and expenses have been primarily start up and consulting expenses in connection with the obtaining the prospecting license agreements as well as geological research with respect to the territories under the license agreements. During the period from July 21, 2005 (Inception) to December 31, 2005.

Off Balance Sheet Arrangements

Rockbury did not have any off-balance sheet debt nor did Rockbury have any transactions, arrangements, obligations (including contingent obligations) or other relationships with any unconsolidated entities or other persons that may have a material current or future effect on financial conditions, changes in financial conditions, result of operations, liquidity, capital expenditures, capital resources, or significant components of revenue or expenses.

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements give effect to the proposed stock purchase agreements of Simbajamba Mines Ltd. and Rockbury Properties, pursuant to the respective agreements.

The unaudited pro forma condensed financial statements are based on the respective historical financial statements and notes thereto of the Company, Simbajamba and Rockbury. The unaudited pro forma condensed combined balance sheet assumes that the transactions (including the spin off of Integrated Forest Products Pty Ltd which includes all of the operating assets of the Company) took place on September 30, 2006 and combines the Company's, Simbajamba's and Rockbury's September 30, 2006 balance sheets. The unaudited pro forma condensed statements of operations assumes that the transactions took place as of the beginning of the periods presented and combines Simbajamba's statements of operations for the period of January 19, 2004 (Inception) to September 30, 2006 with Rockbury's statements of operations for the period of July 31,2005 (Inception) to September 30 ,2006, respectively. In the opinion of the Company, Simbajamba and Rockbury, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial statements have been made based on the proposed terms and structure of the merger.

The pro forma adjustments have been made solely for purposes of developing such pro forma information for illustrative purposes necessary to comply with the disclosure requirements and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated on the dates indicated, nor is it necessarily indicative of future operating results or financial position.

These unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements and the related notes thereto of each of the Company, Simbajamba and Rockbury which are included herein and Management's Discussion and Analysis of Financial Condition and Results of Operations with respect to each of Simbajamba and Rockbury.

                                          AUSTRALIAN FOREST INDUSTRIES

                                          (A Development Stage Company)

                                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                                   (Unaudited)

                                                     ASSETS

                                                           Simbajamba           Rockbury       Australian Forest
                                                              Mines            Properties       Industries Inc.
                                                               LTD                LTD             Consolidated
                                                           September 30,      September 30,       September 30,
                                                              2006                 2006                2006
                                                           -----------         -----------         -----------
CURRENT ASSETS
Cash                                                       $        --         $        --         $        --
Unpaid Share capital                                                --                 299                 299
                                                           -----------         -----------         -----------
Total Current Assets                                       $        --         $       299         $       299
                                                           -----------         -----------         -----------
FIXED ASSETS
Fixed Asset Investments                                             --                 197                 197
                                                           -----------         -----------         -----------
Total Fixed Assets                                         $        --         $       197         $       197
                                                           -----------         -----------         -----------
Total Assets                                               $        --         $       496         $       496
                                                           ===========         ===========         ===========

                LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accrued Expenses Payable                                   $   117,015         $     6,695         $   123,710
Accounts Payable                                               521,222                  --             521,222
Note Payable                                                   749,494           2,920,195           3,669,689
                                                           -----------         -----------         -----------
Total Current Liabilities                                  $ 1,387,731         $ 2,926,890         $ 4,314,621
                                                           -----------         -----------         -----------
Total Liabilities                                          $ 1,387,731         $ 2,926,890         $ 4,314,621
                                                           ===========         ===========         ===========

                   STOCKHOLDERS' EQUITY (DEFICIT)
Preferred Stock 5,000,000 shares authorized
Common Stock 300,000,000 shares authorized
257,400,680 issued and outstanding on September 30,2006    $ 2,080,000         $       301         $ 2,080,301
Additional Paid In Capital                                   1,155,000                  --           1,155,000
Accumulated Deficit                                         (4,622,731)         (2,926,695)         (7,549,426)
                                                           -----------         -----------         -----------
Total Stockholders' Equity                                 $(1,387,731)        $(2,926,394)        $(4,314,125)
                                                           ===========         ===========         ===========
Total Liabilities and Stockholders' Equity                          --         $       496         $       496
                                                           ===========         ===========         ===========


                    The accompanying notes are an integral part of these financial statements

                                        AUSTRALIAN FOREST INDUSTRIES

                                       (A Development Stage Company)

                               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                (Unaudited)

                                                                                                Australian
                                                   Simbajamba             Rockbury                Forest
                                                    Mines LTD          Properties LTD        Industries Inc.
                                                   January 19,             July 31,            January 19,
                                                       2004                  2005                  2004
                                                  (Inception) to        (Inception) to        (Inception) to
                                                  September 30,         September 30,         September 30,
                                                       2006                  2006                 2006
                                                  -------------         -------------         -------------
INCOME

Interest Income                                   $         640         $          --         $         640
                                                  -------------         -------------         -------------
Total Income                                      $         640         $          --         $         640
                                                  -------------         -------------         -------------
EXPENSES
Mineral Exploration Costs                         $   1,474,373         $          --         $   1,474,373
Professional Fees                                     1,039,019                 6,695             1,045,714
Travel Expenses                                         279,922                    --               279,922
Administrative Expenses                               1,287,893             2,920,000             4,207,893
Interest Expense                                         41,155                    --                41,155
Marketing Expenses                                      501,009                    --               501,009
                                                  -------------         -------------         -------------
Total Expenses                                    $   4,623,371         $   2,926,695         $   7,550,066
                                                  -------------         -------------         -------------
NET LOSS                                          $  (4,622,731)        $  (2,926,695)        $  (7,549,426)
                                                  =============         =============         =============

Basic and diluted loss per common share                 (0.3340)           (9723.2392)              (0.2933)

Weighted average common shares outstanding           13,839,583                   301           257,400,680


                 The accompanying notes are an integral part of these financial statements

                                                    AUSTRALIAN FOREST INDUSTRIES

                                                    (A Development Stage Company)

                     PRO FORMA CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY AND ACCUMULATED DEFICIT
                                                              Unaudited
                                  For the Period January 19, 2004 (Inception) to September 30, 2006



                                                              Common Stock             Additional     Accumulated
                       ----------------------------   -----------------------------      Paid In         Deficit
                          Shares          Value          Shares           Value          Capital       (Dev. Stage)       Total
                       ------------   -------------   -------------   -------------   -------------   -------------   -------------
Shares Issued                                           257,400,680   $   2,080,301                                   $   2,080,301
Additional
 Paid In Capital                                                                      $   1,155,000                       1,155,000
Net Loss                                                         --              --                      (7,549,426)     (7,549,426)
                       ------------   -------------   -------------   -------------   -------------   -------------   -------------
Balance at
 September  30, 2006             --              --     257,400,680   $   2,080,301   $   1,155,000   $  (7,549,426)  $  (4,314,125)
                       ============   =============   =============   =============   =============   =============   =============


                             The accompanying notes are an integral part of these financial statements

                                            AUSTRALIAN FOREST INDUSTRIES

                                            (A Development Stage Company)

                                   PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                                                     (Unaudited)


                                                                                                       Australian
                                                                    Simbajamba        Rockbury           Forest
                                                                    Mines LTD      Properties LTD    Industries Inc.
                                                                   January 19,         July 21,        January 19,
                                                                       2004              2005              2004
                                                                 (Inception) to    (Inception) to    (Inception) to
                                                                  September 30,     September 30,     September 30,
                                                                       2006              2006             2006
                                                                  -------------     -------------     -------------

                CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                                          $  (4,622,731)    $  (2,926,695)    $  (7,549,426)
Adjustments to reconcile net loss to net cash
used in operating activities:
Shares issued for services                                            2,670,000                --         2,670,000
Changes in assets and liabilities:
Assets                                                                       --              (197)             (197)
Accounts Payables                                                       638,237             6,695           644,932
                                                                  -------------     -------------     -------------
Net Cash used in operating activities                             $  (1,314,494)    $  (2,920,197)    $  (4,234,691)
                                                                  =============     =============     =============

                CASH FLOWS FROM FINANCING ACTIVITIES
Note Payable                                                      $     749,494     $   2,920,195     $   3,669,689
Shares Issued for Cash                                                  565,000               301           565,301
                                                                  -------------     -------------     -------------
Net Cash from financing activities                                $   1,314,494     $   2,920,496     $   4,234,990
                                                                  =============     =============     =============

Net Increase (decrease) for period and balance end of period      $          --     $         299     $         299

CASH BEGINNING OF PERIOD                                                     --                --                --

CASH END OF PERIOD                                                $          --     $         299     $         299
                                                                  =============     =============     =============

Supplemental Cash Flow Information:
Interest paid during period                                       $      41,155     $          --     $      41,155
                                                                  =============     =============     =============


                      The accompanying notes are an integral part of these financial statements

                        Australian Forest Industries Inc.

                         NOTES TO THE SEPTEMBER 30, 2006

                         PRO FORMA FINANCIAL STATEMENTS


NOTE 1 - NATURE OF BUSINESS AND BASIS OF PRESENTATION

Simbajamba Mines Ltd. (The "Company") was incorporated in the country of Samoa on January 19, 2004 under Samoa's International Companies Act of 1987 and is in the development stage.

Simbajamba Mines Ltd. holds mining rights to carry out prospecting, survey and reconnaissance operations over a certain geographical area in South Kwanza Province, Angola.

Rockbury Properties Limited was incorporated in the British Virgin Islands on July 21, 2005

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company. as a going concern. However, it has sustained continued operating losses and lacks sources of revenue, which creates uncertainty about the Company's ability to continue operations as a going concern.

The Company's ability to continue operations as a going concern, to realize its assets and discharge its liabilities is dependent upon obtaining financing sufficient for continued operations as well as the achievement and maintenance of a level of profitable operations. Management expects to raise capital in order for it to continue operations.

Management believes that the current business plan if successfully implemented may provide the opportunity for the Company to continue as a going concern.

The Company substantially transacts all its business in U.S. dollars.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles and generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

Cash equivalents consist of highly liquid investments with maturities of three months or less when purchased.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES cont.

Earnings per Share

Earnings (loss) per share are computed by dividing net income or loss by the weighted-average number of common shares outstanding for the period.

Property, Plant and Equipment

                        Australian Forest Industries Inc.

                         NOTES TO THE SEPTEMBER 30, 2006

                         PRO FORMA FINANCIAL STATEMENTS


Expenditures for new facilities or equipment are capitalized and depreciated using the straight-line method at rates sufficient to depreciate such costs over their estimated productive lives, which do not exceed the related estimated mine lives, of such facilities based on proven and probable reserves. For the period ended September 30, 2006, the Company had no capitalized assets.

Mineral Exploration Costs

Mineral exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, costs incurred prospectively to develop the property are capitalized as incurred and will be amortized using the unit-of-production method over the estimated life of the ore body based on the estimated recoverable units mined from proven and probable reserves.

Income Taxes

The Company provides for income taxes in accordance with SFAS 109, Accounting for Income Taxes. SFAS 109 prescribes the use of the liability method. Deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted statutory tax rates in effect at the balance sheet date. The Company records a valuation allowance to reduce its deferred tax assets when uncertainty regarding their realizability exists. There have been no material income tax transactions during the development stage of the business. There were no deferred tax assets or liabilities as of September 30, 2006 and December 31, 2005. (See Note 5)

Marketing Costs:

The Company expenses marketing costs as incurred.

NOTE 3 - INVESTMENTS

The investments are stated at their nominal value.

NOTE 4 - COMMITMENTS

On January 22, 2004 the Company was granted prospecting rights for a three-year period to a defined geographical area consisting of 3,615 square kilometers located in South Kwanza Province by the Republic of Angola Ministry of Geology and Mines ("MGM"). The Company is required to perform compulsory minimal works (as defined in the agreement) and to pay $30,000 annually to the MGM. In addition the Company is required to invest $400,000 in the first year and $1,600,000 in the following years. The sharing split is the Company 80% and Angolan nationals, Maelo-Exploracao e Obras Publicas LDA, 20%.

                        Australian Forest Industries Inc.

                         NOTES TO THE SEPTEMBER 30, 2006

                         PRO FORMA FINANCIAL STATEMENTS


NOTE 5 - INCOME TAXES

Under Samoan law and under British Virgin Islands law, an "International Company" is not subjected to income taxes therefore since the Company does not currently conduct business in the United States, no provision for income taxes has been made.

NOTE 6 - CONCENTRATIONS OF CREDIT RISK

Simbajamba Mines Ltd. maintains its cash with one major financial institution in Australia. Australian bank deposits are not government insured. Management believes the risk is limited because the institution is a large national institution with a strong financial position.

NOTE 7 - SUBSEQUENT EVENT

This review was undertaken to finalize the acquisition of Simbajamba Mines Ltd. and Rockbury Properties LTD, by Australian Forest Industries Inc. Upon closing, currently scheduled after December 31, 2006, Australian Forest Industries Inc. will assume all of the outstanding liabilities of Simbajamba Mines Ltd.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION

General

Pursuant to the terms of the Agreement, the Company shall: (i) change its name to "Zebra Copper, Inc." pursuant to an amendment to the Company's Certificate of Incorporation (the "Amendment"). Stockholders of the Company representing 93.24% of the issued and outstanding shares of common stock have executed a written consent approving the Amendment, attached hereto as Appendix C.

Management of the Company believes that the new name, "Zebra Copper, Inc." will promote public recognition and more accurately reflect the Company's new business. The increase in the authorized capital of the Company is required in order to consummate the transactions contemplated by the Stock Purchase Agreement. The amendment to the Certificate of Incorporation as attached hereto as Appendix C will be filed with the Secretary of State of the State of Nevada.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements and other information filed by the Company at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call (800) SEC-0330 for further information on the public reference rooms. The company's filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows the Company to "incorporate by reference" information into this Information Statement, which means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered part of this Information Statement, except for any information superseded by information contained directly in this Information Statement or in later filed documents incorporated by reference in this Information Statement.

This Information Statement incorporates by reference the documents set forth below that the Company previously filed with the SEC. These documents contain important information about the Company and its finances.

AUSTRALIAN FOREST INDUSTRIES SEC FILINGS (FILE NO. 0-25909)

AUSTRALIAN FOREST INDUSTRIES         PERIOD OR DATE FILED
----------------------------         --------------------
Annual Report on Form 10-KSB         Fiscal Year ended December 31, 2005
Quarterly Report on Form 10-QSB      Fiscal Quarter ended March 31, 2006.
Quarterly Report on Form 10-QSB      Fiscal Quarter ended June 30, 2006.
Quarterly Report on Form 10-QSB      Fiscal Quarter ended September 30, 2006.
Current Report on Form 8K            October 6, 2006
Current Report on Form 8K            November 28, 2006

You can obtain copies of them by requesting them in writing or by telephone from Australian Forest Industries at the following address:

AUSTRALIAN FOREST INDUSTRIES
4/95 Salmon Street, Port Melbourne,
Victoria, Australia, 3207
Telephone No. 011 61 3 8645 4340


By order of the Board of Directors,


  /s/
-------------------------------------
Michael Timms
Chief Executive Officer, President
and Chairman of the Board

                              Simbajamba Mines LTD.
                          (A Development Stage Company)


                          AUDITED FINANCIAL STATEMENTS


                         FOR THE PERIOD JANUARY 19, 2004
              (Date of inception of the Development Stage Company)
                              TO DECEMBER 31, 2004

                              Simbajamba Mines LTD.
                          (A Development Stage Company)

                          AUDITED FINANCIAL STATEMENTS

                         FOR THE PERIOD JANUARY 19, 2004
              (Date of inception of the Development Stage Company)
                              TO DECEMBER 31, 2004


                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT                           F-2

Balance Sheet                                                                F-3

Statement of Operations and Accumulated Deficit                              F-4

Statement of Changes in Stockholders' Equity (Deficit)                       F-5

Statement of Cash Flows                                                      F-6

Notes to Audited Financial Statements                                F-7 to F-10

               REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

To the Board of Directors and Shareholders of Simbajamba Mines Ltd.

I have audited the accompanying balance sheet of Simbajamba Mines Ltd. (a development stage company), as of December 31, 2004 and the related statements of operations, stockholders deficit and cash flows for the period January 19, 2004 (date of inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Simbajamba Mines LTD. (a development stage company), as of December 31, 2004, and the results of their operations and their cash flows for the period January 19, 2004, (date of inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained continuing operating losses and lacks sources of revenue, which raises substantial doubts about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Michael F. Albanese, CPA


Parsippany, New Jersey
December 14, 2006

                              Simbajamba Mines Ltd.

                          (A Development Stage Company)

                                  BALANCE SHEET

                               December 31, 2004



                                     ASSETS

CURRENT ASSETS
    Cash                                                            $    25,117
                                                                    -----------
      Total Current Assets                                               25,117
                                                                    -----------
      Total Assets                                                  $    25,117
                                                                    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accrued Expenses Payable                                        $   111,293
                                                                    -----------
    Total Current Liabilities                                           111,293
                                                                    -----------
      Total Liabilities                                                 111,293
                                                                    -----------

STOCKHOLDERS'  EQUITY (DEFICIT)
    Common Stock .001 par value ; 500,000,000 shares authorized,
      16,125,000 shares issued and outstanding                        3,235,000
    Accumulated Deficit                                              (3,321,176)
                                                                    -----------
      Total Stockholders' Equity (Deficit)                              (86,176)
                                                                    -----------
      Total Liabilities and Stockholders' Equity (Deficit)          $    25,117
                                                                    ===========


       SEE INDEPENDENT AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS.

                              Simbajamba Mines Ltd.

                          (A Development Stage Company)

                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

        FOR THE INITIAL PERIOD FROM JANUARY 19, 2004 TO DECEMBER 31, 2004


INCOME
    Interest Income                                       $          491
                                                          --------------

EXPENSES
    Mineral Exploration Costs                             $    1,130,721
    Professional Fees                                            495,962
    Administrative Expenses                                    1,147,384
    Marketing Expenses                                           481,652
    Travel Expenses                                               65,948
                                                          --------------
      Total Expenses                                           3,321,667
                                                          --------------
NET LOSS                                                  $   (3,321,176)
                                                          ==============


      SEE INDEPENDENT AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS.

                                        Simbajamba Mines Ltd.

                                    (A Development Stage Company)

                STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY AND ACCUMULATED DEFICIT

                  FOR THE INITIAL PERIOD FROM JANUARY 19, 2004 TO DECEMBER 31, 2004



                                                     Common Stock        Accumulated
                                           ---------------------------     Deficit
                                              Shares          Value        Dev. Stage       Total
                                           -----------     -----------    -----------    -----------
Shares Issued for Services Rendered         13,350,000     $ 2,670,000    $        --    $ 2,670,000

Shares Issued for Cash                       2,775,000         565,000             --        565,000

Net Loss                                    (3,321,176)     (3,321,176)
                                           -----------     -----------    -----------    -----------
Balance at December 31, 2004                16,125,000     $ 3,235,000    $(3,321,176)   $   (86,176)
                                           ===========     ===========    ===========    ===========


                SEE INDEPENDENT AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS.

                              Simbajamba Mines Ltd.

                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

        FOR THE INITIAL PERIOD FROM JANUARY 19, 2004 TO DECEMBER 31, 2004


CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                              $   (3,321,176)
    Adjustments to reconcile net loss to net cash
    used in operating activities:
      Shares issued for services                               2,670,000
      Changes in liabilities:
        Accounts payable                                         111,293
                                                          --------------
      Net cash used in operating activities                     (539,883)

CASH FLOWS FROM FINANCING ACTIVITIES
    Shares issued for cash                                       565,000
                                                          --------------
      Net increase for initial period
        and balance end of period                         $       25,117
                                                          ==============


      SEE INDEPENDENT AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS.

                              Simbajamba Mines Ltd.

                   NOTES TO 2004 AUDITED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF BUSINESS AND BASIS OF PRESENTATION

Simbajamba Mines Ltd. ("the Company") was incorporated in the country of Samoa on January 19, 2004 under Samoa's International Companies Act of 1987 and is in the development stage. SMJA Investments Inc. is the parent company of Simbajamba Mines Ltd.

SMJA Investments Inc. was incorporated in Canada under the Federal Business Corporations Act on October 22, 2004. On January 12, 2005 a name change was completed by SMJA Investments Inc. to Simba Mines, Inc.

On December 15, 2004 SMJA Investments Inc., acquired all of the outstanding shares of Simbajamba Mines Ltd. (3,225,000 shares) in exchange for 16,125,000 shares of Simba Mines Inc. The shares were converted on a 5:1 basis.

Simbajamba Mines Ltd. holds mining rights to carry out prospecting, survey and reconnaissance operations over a certain geographical area in South Kwanza Province, Angola.

The accompanying financial statements have been audited for the period ended December 31, 2004 and the accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, it has sustained continued operating losses and lacks sources of revenue, which creates uncertainty about the Company's ability to continue operations as a going concern.

The Company's ability to continue operations as a going concern, to realize its assets and discharge its liabilities is dependent upon obtaining financing sufficient for continued operations as well as the achievement and maintenance of a level of profitable operations. Management expects to raise capital in order for it to continue operations.

Management believes that the current business plan if successfully implemented may provide the opportunity for the Company to continue as a going concern.

The Company substantially transacts all its business in U.S. dollars.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles and generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the

                              Simbajamba Mines Ltd.

                   NOTES TO 2004 AUDITED FINANCIAL STATEMENTS


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES cont.

financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

Cash equivalents consist of highly liquid investments with maturities of three months or less when purchased.

Earnings per Share

Earnings (loss) per share are computed by dividing net income or loss by the weighted-average number of common shares outstanding for the period.

Property, Plant and Equipment

Expenditures for new facilities or equipment are capitalized and depreciated using the straight-line method at rates sufficient to depreciate such costs over their estimated productive lives, which do not exceed the related estimated mine lives, of such facilities based on proven and probable reserves. For the period ended December 31, 2004, the Company had no capitalized assets.

Mineral Exploration Costs

Mineral exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, costs incurred prospectively to develop the property are capitalized as incurred and will be amortized using the unit-of-production method over the estimated life of the ore body based on the estimated recoverable units mined from proven and probable reserves.

Income Taxes

The Company provides for income taxes in accordance with SFAS 109, Accounting for Income Taxes. SFAS 109 prescribes the use of the liability method. Deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted statutory tax rates in effect at the balance sheet date. The Company records a valuation allowance to reduce its deferred tax assets when uncertainty regarding their realizability exists. There were no deferred tax assets or liabilities as of December 31, 2004. (See Note 5)

                              Simbajamba Mines Ltd.

                   NOTES TO 2004 AUDITED FINANCIAL STATEMENTS


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES cont.

Marketing Costs:

The Company expenses marketing costs as incurred.

NOTE 3 - ACQUISITIONS

Acquisitions are accounted for as purchases and, accordingly, are included in the Company's consolidated results of operations from the date of acquisition. These financial statements reflect a single entity, Simbajamba Mines Ltd. For the purpose of a share exchange entered into with Simba Mines Inc as of December 15, 2004, therefore there were no acquisitions of Simbajamba Mines Ltd. recorded as of December 31, 2004.

NOTE 4 - COMMITMENTS

On January 22, 2004 Simbajamba Mines Ltd. was granted prospecting rights for a three-year period to a defined geographical area consisting of 3,536 square kilometers located in South Kwanza Province by the Republic of Angola Ministry of Geology and Mines ("MGM"). Simbajamba Mines Ltd. is required to perform compulsory minimal works (as defined in the agreement) and to pay $30,000 annually to the MGM. In addition the Company is required to invest $400,000 in the first year and $1,600,000 in the following years. The sharing split is Simbajamba Mines Ltd. 80% and Angolan nationals, Maelo-Exploracao e Obras Publicas LDA, 20%.

NOTE 5 - INCOME TAXES

Under Samoan law, an "International Company" is not subjected to income taxes; and, since Simbajamba Mines Ltd. does not currently conduct business in the United States, no provision for income taxes has been made.

NOTE 6 - STOCKHOLDER'S EQUITY (DEFICIT)

The Company is authorized to issue a maximum of 500,000,000 shares of Common stock, with a par value of $0.001.

Common stock of Simbajamba Mines, Ltd. issued for services (13,350,000 shares) and cash considerations (2,775,000 shares) during the year ended December 31, 2004 was exchanged for 16,125,000 shares Simba Mines Inc.

NOTE 7 - CONCENTRATIONS OF CREDIT RISK

Simbajamba Mines Ltd. maintains its cash with one major financial institution in Australia. Australian bank deposits are not government insured. Management

                              Simbajamba Mines Ltd.

                   NOTES TO 2004 AUDITED FINANCIAL STATEMENTS


NOTE 7 - CONCENTRATIONS OF CREDIT RISK cont.

believes the risk is limited because the institution is a large national institution with a strong financial position.

NOTE 8 - SUBSEQUENT EVENT

This audit was undertaken to finalize the acquisition of Simbajamba Mines Ltd., a fully owned subsidiary of Simba Mines Inc., by Australian Forest Industries Inc. Upon closing, currently scheduled after December 31, 2006, Australian Forest Industries Inc. will assume all of the outstanding liabilities of Simbajamba Mines Ltd.

                             Simbajamba Mines LTD.
                          (A Development Stage Company)

                        2005 AUDITED FINANCIAL STATEMENTS

                              Simbajamba Mines LTD.
                          (A Development Stage Company)

                        2005 AUDITED FINANCIAL STATEMENTS

                                TABLE OF CONTENTS


                                                                        Page No.
                                                                        --------

REPORT OF INDEPENDENT REGISTERED ACCOUNTANT                                 F-12

Balance Sheets
         December 31, 2005 and December 31, 2004                            F-13

Statements of Operations
         For the Twelve Month Period Ended December 31, 2005,
         January 19, 2004 (Inception) to December 31, 2004 and
         January 19, 2004 (Inception) to December 31, 2005.                 F-14

Statements of Changes in Stockholders' Equity (Deficit)
         For the Twelve Month Period Ended December 31, 2005
         and January 19, 2004 (Inception) To December 31, 2004              F-15

Statements of Cash Flows
         For the Twelve Month Period Ended December 31, 2005,
         January 19, 2004 (Inception) to December 31, 2004 and
         January 19, 2004 (Inception) to December 31, 2005.                 F-16

Notes to Audited Financial Statements                                       F-17

               REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT


To the Board of Directors and Shareholders of Simbajamba Mines Ltd.:

I have audited the accompanying balance sheets of Simbajamba Mines Ltd. (a development stage company), as of December 31, 2005 and 2004 and the related statements of operations, stockholders deficit and cash flows for the period January 19, 2004 (date of inception) to December 31, 2005. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Simbajamba Mines LTD. (a development stage company), as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the period January 19, 2004, (date of inception) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained continuing operating losses and lacks sources of revenue, which raises substantial doubts about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Michael F. Albanese, CPA

Parsippany, New Jersey
December 14, 2006

                                       Simbajamba Mines Ltd.

                                   (A Development Stage Company)

                                           BALANCE SHEET

                                              ASSETS


                                                                        December 31,   December 31,
                                                                           2005            2004
                                                                        -----------    -----------
CURRENT ASSETS
    Cash                                                                $     2,494    $    25,117
                                                                        -----------    -----------
      Total Current Assets                                                    2,494         25,117
                                                                        -----------    -----------
      Total Assets                                                      $     2,494    $    25,117
                                                                        ===========    ===========

                               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accrued Expenses Payable                                            $    41,629    $   111,293
    Accounts Payable                                                        518,701             --
    Note Payable                                                            626,055             --
                                                                        -----------    -----------
    Total Current Liabilities                                             1,186,385        111,293
                                                                        -----------    -----------
      Total Liabilities                                                   1,186,385        111,293
                                                                        -----------    -----------
STOCKHOLDERS'  EQUITY (DEFICIT)
    Common Stock .001 par value; 500,000,000 shares authorized,
      10,350,000 shares issued and outstanding on December 31,2005
      16,125,000 shares issued and outstanding on December 31, 2004       2,080,000      3,235,000
    Additional Paid In Capital                                            1,155,000
    Accumulated Deficit                                                  (4,418,891)    (3,321,176)
                                                                        -----------    -----------
      Total Stockholders' Equity (Deficit)                               (1,183,891)       (86,176)
                                                                        -----------    -----------
      Total Liabilities and Stockholders' Equity (Deficit)              $     2,494    $    25,117
                                                                        ===========    ===========


               SEE INDEPENDENT AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS.

                                     Simbajamba Mines Ltd.

                                 (A Development Stage Company)

                                    STATEMENT OF OPERATIONS


                                                For Twelve      Jan 29, 2004     Jan 19, 2004
                                               Months Ended    (Inception) to   (Inception) to
                                               December 31,     December 31,     December 31,
                                                   2005             2004              2005
                                               ------------     ------------     ------------
INCOME
    Interest Income                            $        149     $        491     $        640
                                               ------------     ------------     ------------
EXPENSES
    Mineral Exploration Costs                  $    342,448     $  1,130,721     $  1,473,169
    Professional Fees                               465,930          495,962          961,892
    Travel Expenses                                 156,656           65,948          222,604
    Administrative Expenses                         103,115        1,147,384        1,250,499
    Interest Expense                                 16,053               --           16,053
    Marketing Expenses                               13,662          481,652          495,314
                                               ------------     ------------     ------------
      Total Expenses                           $  1,097,864     $  3,321,667     $  4,419,531
                                               ------------     ------------     ------------
NET LOSS                                       $ (1,097,715)    $ (3,321,176)    $ (4,418,891)
                                               ============     ============     ============


Basic and diluted loss per common share             (0.0747)         (0.2106)

Weighted average common shares outstanding       14,685,205       15,767,740


             SEE INDEPENDENT AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS.

                                            Simbajamba Mines Ltd.

                                        (A Development Stage Company)

                    STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY AND ACCUMULATED DEFICIT

                      For the Period January 19, 2004 (Inception) to December 31, 2005



                                               Common Stock          Accumulated   Accumulated
                                         -------------------------     Paid In       Deficit
                                            Shares       Value         Capital      Dev. Stage      Total
                                         -----------   -----------   -----------   -----------   -----------
Shares Issued for Services               13,350,000    $ 2,670,000   $        --            --   $ 2,670,000

Shares Issued for Cash                     2,775,000       565,000            --            --       565,000

Net Loss                                          --            --            --    (3,321,176)   (3,321,176)
                                         -----------   -----------   -----------   -----------   -----------
Balance at December 31, 2004              16,125,000     3,235,000            --    (3,321,176)      (86,176)

Common Stock Returned to Treasury         (5,775,000)   (1,155,000)    1,155,000            --            --

Net Loss                                          --            --            --    (1,097,715)   (1,097,715)
                                         -----------   -----------   -----------   -----------   -----------
Balance at December 31, 2005             10,350,000    $ 2,080,000   $ 1,155,000   $(4,418,891)  $(1,183,891)
                                         ===========   ===========   ===========   ===========   ===========


                    SEE INDEPENDENT AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS.

                                                 Simbajamba Mines Ltd.

                                             (A Development Stage Company)

                                                STATEMENT OF CASH FLOWS

                                                                                          January 19,     January 19,
                                                                          For Twelve          2004           2004
                                                                          Months Ended   (Inception) to  (Inception) to
                                                                          December 31,    December 31,    December 31,
                                                                             2005            2004            2005
                                                                          -----------     -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net Loss                                                              $(1,097,715)    $(3,321,176)    $(4,418,891)
    Adjustments to reconcile net loss to net cash
    used in operating activities:
      Shares issued for services                                                   --       2,670,000       2,670,000
      Changes in liabilities:
        Accrued Payables                                                      449,038         111,293         560,331
                                                                          -----------     -----------     -----------
      Net Cash used in operating activities                                  (648,677)       (539,883)     (1,188,561)

CASH FLOWS FROM FINANCING ACTIVITIES
    Note Payable                                                              626,055              --         626,055
    Shares Issued for Cash                                                         --         565,000         565,000
                                                                          -----------     -----------     -----------
      Net Cash from financing activities                                      626,055         565,000       1,191,055

      Net Increase (decrease) for period and balance end of period            (22,622)         25,117           2,494

CASH BEGINNING OF PERIOD                                                       25,117              --              --

CASH END OF PERIOD                                                        $     2,494     $    25,117     $     2,494
                                                                          ===========     ===========     ===========
Supplemental Cash Flow Information:
      Interest paid during period                                         $    16,053     $        --     $    16,053
                                                                          ===========     ===========     ===========


                          SEE INDEPENDENT AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS.

                             Simbajamba Mines Ltd.

                   NOTES TO 2005 AUDITED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND BASIS OF PRESENTATION

Simbajamba Mines Ltd. (The "Company") was incorporated in the country of Samoa on January 19, 2004 under Samoa's International Companies Act of 1987 and is in the development stage. SMJA Investments Inc. is the parent company of Simbajamba Mines Ltd.

SMJA Investments Inc. was incorporated in Canada under the Federal Business Corporations Act on October 22, 2004. On January 12, 2005 a name change was completed by SMJA Investments Inc. to Simba Mines, Inc.

On December 15, 2004 SMJA Investments Inc., acquired all of the outstanding shares of Simbajamba Mines Ltd. (3,225,000 shares) in exchange for 16,125,000 shares of Simba Mines Inc. The shares were converted on a 5:1 basis.

Simbajamba Mines Ltd. holds mining rights to carry out prospecting, survey and reconnaissance operations over a certain geographical area in South Kwanza Province, Angola.

The accompanying financial statements have been audited for the period ended December 31, 2005 and the accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, it has sustained continued operating losses and lacks sources of revenue, which creates uncertainty about the Company's ability to continue operations as a going concern.

The Company's ability to continue operations as a going concern, to realize its assets and discharge its liabilities is dependent upon obtaining financing sufficient for continued operations as well as the achievement and maintenance of a level of profitable operations. Management expects to raise capital in order for it to continue operations.

Management believes that the current business plan if successfully implemented may provide the opportunity for the Company to continue as a going concern.

The Company substantially transacts all its business in U.S. dollars.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles and generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

                             Simbajamba Mines Ltd.

                   NOTES TO 2005 AUDITED FINANCIAL STATEMENTS

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Cont.

Cash Equivalents

Cash equivalents consist of highly liquid investments with maturities of three months or less when purchased.

Earnings per Share

Earnings (loss) per share are computed by dividing net income or loss by the weighted-average number of common shares outstanding for the period.

Property, Plant and Equipment

Expenditures for new facilities or equipment are capitalized and depreciated using the straight-line method at rates sufficient to depreciate such costs over their estimated productive lives, which do not exceed the related estimated mine lives, of such facilities based on proven and probable reserves. For the periods ended December 30, 2005, and December 31, 2004, the Company had no capitalized assets.

Mineral Exploration Costs

Mineral exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, costs incurred prospectively to develop the property are capitalized as incurred and will be amortized using the unit-of-production method over the estimated life of the ore body based on the estimated recoverable units mined from proven and probable reserves.

Income Taxes

The Company provides for income taxes in accordance with SFAS 109, Accounting for Income Taxes. SFAS 109 prescribes the use of the liability method. Deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted statutory tax rates in effect at the balance sheet date. The Company records a valuation allowance to reduce its deferred tax assets when uncertainty regarding their realizability exists. There have been no material income tax transactions during the development stage of the business. There were no deferred tax assets or liabilities as of December 31, 2005, and December 31, 2004. (See Note 6).

Marketing Costs:

The Company expenses marketing costs as incurred. Marketing costs were $13,662 and $481,652 for the years ended December 31, 2005 and 2004, respectively, and were primarily a result of shares

                             Simbajamba Mines Ltd.

                   NOTES TO 2005 AUDITED FINANCIAL STATEMENTS

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Cont.

issued to various consultants for services to be performed during the development stages of the business.

NOTE 3 - NOTES PAYABLE

The note payable is an unsecured note for up to US $650,000 repayable on demand with interest at LIBOR to be capitalized and be paid upon any repayment of the loan. The note is with a related party. The balance was $626,055 and $0 as of December 31, 2005 and 2004, respectively. Interest expense was $16,053 and $0 for the years ended December 31, 2005 and 2004.

NOTE 4 - ACQUISITIONS

Acquisitions are accounted for as purchases and, accordingly, are included in the Company's consolidated results of operations from the date of acquisition. These financial statements reflect a single entity, Simbajamba Mines Ltd. For the purpose of a share exchange entered into with Simba Mines Inc as of December 15, 2004, therefore there were no acquisitions of Simbajamba Mines Ltd. recorded as of December 31, 2005.

NOTE 5 - COMMITMENTS

On January 22, 2004 the Company was granted prospecting rights for a three-year period to a defined geographical area consisting of 3,615 square kilometers located in South Kwanza Province by the Republic of Angola Ministry of Geology and Mines ("MGM"). The Company is required to perform compulsory minimal works (as defined in the agreement) and to pay $30,000 annually to the MGM. In addition the Company is required to invest $400,000 in the first year and $1,600,000 in the following years. The sharing split is the Company 80% and Angolan nationals, Maelo-Exploracao e Obras Publicas LDA, 20%.

NOTE 6 - INCOME TAXES

Under Samoan law, an "International Company" is not subjected to income taxes therefore since SML does not currently conduct business in the United States, no provision for income taxes has been made.

NOTE 7 - STOCKHOLDERS' EQUITY (DEFICIT)

The Company is authorized to issue a maximum of 500,000,000 shares of Common stock, with a $0.001 par value.

Common stock of Simbajamba Mines, Ltd. issued for services (13,350,000 shares) and cash considerations (2,775,000 shares) during the year ended December 31, 2004, was exchanged for Simba Mines Inc.'s 16,125,000 shares. NOTE 7 - STOCKHOLDERS' EQUITY (DEFICIT) Cont.

In 2005, 5,775,000 shares previously issued in 2004 for services were cancelled and returned to treasury. The company has classified this as additional paid in capital.

On December 31, 2005, there were 10,350,000 shares outstanding and on December 31, 2004 there were 16,125,000 shares outstanding.

NOTE 8 - CONCENTRATIONS OF CREDIT RISK

Simbajamba Mines Ltd. maintains its cash with one major financial institution in Australia. Australian bank deposits are not government insured. Management believes the risk is limited because the institution is a large national institution with a strong financial position.

NOTE 9 - SUBSEQUENT EVENT

This audit was undertaken to finalize the acquisition of Simbajamba Mines Ltd., a fully owned subsidiary of Simba Mines Inc., by Australian Forest Industries Inc. Upon closing, currently scheduled after December 31, 2006, Australian Forest Industries Inc. will assume all of the outstanding liabilities of Simbajamba Mines Ltd.

                            Simbajamba Mines LTD.
                          (A Development Stage Company)

                          REVIEWED FINANCIAL STATEMENTS

         FOR THE NINE MONTH PERIOD JANUARY 1, 2006 TO SEPTEMBER 30, 2006

                              Simbajamba Mines LTD.
                          (A Development Stage Company)

                          REVIEWED FINANCIAL STATEMENTS

         FOR THE NINE MONTH PERIOD JANUARY 1, 2006 TO SEPTEMBER 30, 2006


                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

Balance Sheets
         September 30, 2006 and December 31, 2005                           F-21

Statements of Operations
         For the Nine Month Periods Ended September 30, 2006 and 2005
         and for the Periods January 19, 2004 (Inception) to
         September 30, 2006 and 2005                                        F-22

Statements of Changes in Stockholders' Equity (Deficit)
         For the Period January 19, 2004 (Inception) to September 30, 2006  F-23

Statements of Cash Flows
         For the Nine Month Periods Ended September 30, 2006 and 2005
         And for the Periods January 19, 2004 (Inception) to
         September 30, 2006 and 2005                                        F-24

Notes to Audited Financial Statements                                F-25 - F-28

                              Simbajamba Mines Ltd.

                          (A Development Stage Company)

                                  BALANCE SHEET
                                   (Unaudited)

                                     ASSETS

                                                                  September 30,  December 31,
                                                                      2006          2005
                                                                  -----------    -----------
CURRENT ASSETS
    Cash                                                          $        --    $     2,494
                                                                  -----------    -----------
      Total Current Assets                                                 --          2,494
                                                                  -----------    -----------

      Total Assets                                                $        --    $     2,494
                                                                  ===========    ===========


               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
    Accrued Expenses Payable                                      $   117,015    $    41,629
    Accounts Payable                                                  521,222        518,701
    Note Payable                                                      749,494        626,055
                                                                  -----------    -----------
    Total Current Liabilities                                       1,387,731      1,186,385
                                                                  -----------    -----------

      Total  Liabilities                                            1,387,731      1,186,385
                                                                  -----------    -----------

STOCKHOLDERS' EQUITY (DEFICIT)
    Common Stock .001 par value; 500,000,000 shares authorized,
      10,350,000 shares issued and outstanding on September                              30,
      and  on December 31                                           2,080,000      2,080,000
    Additional Paid In Capital                                      1,155,000      1,155,000
    Accumulated Deficit                                            (4,622,731)    (4,418,891)
                                                                  -----------    -----------
      Total Stockholders' Equity (Deficit)                         (1,387,731)    (1,183,891)
                                                                  -----------    -----------

      Total Liabilities and Stockholders' Equity (Deficit)        $        --    $     2,494
                                                                  ===========    ===========

                              Simbajamba Mines Ltd.

                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
                                   (Unaudited)

                                               For Nine Months For   For Nine Months     January 19, 2004     January 19, 2004
                                                     Ended                 Ended          (Inception) to       (Inception) to
                                                 September 30,         September 30,       September 30         September 30
                                                     2006                   2005               2006                 2005
                                                  ------------         ------------         ------------         ------------
INCOME

     Interest Income                                        --         $        149         $        640         $        640
                                                  ------------         ------------         ------------         ------------
                                                            --                  149                  640                  640
                                                  ------------         ------------         ------------         ------------


EXPENSES
     Mineral Exploration Costs                           1,205              201,254            1,474,373            1,331,975
     Professional Fees                                  77,127              312,874            1,039,019              808,836
     Travel Expenses                                    57,318               63,976              279,922              129,923
     Administrative Expenses                            37,393               75,076            1,287,893            1,222,459
     Interest Expense                                   25,102                   --               41,155                   --
     Marketing Expenses                                  5,695               11,585              501,009              493,237
                                                  ------------         ------------         ------------         ------------
         Total Expenses                                203,840              664,765            4,623,371            3,986,431
                                                  ------------         ------------         ------------         ------------

NET LOSS                                              (203,840)        $   (664,616)        $ (4,622,731)        $ (3,985,791)
                                                  ============         ============         ============         ============


Basic and diluted loss per common share                (0.0197)             (0.0412)             (0.3340)             (0.2502)

Weighted average common shares outstanding          10,350,000           16,125,000           13,839,583           15,930,025

                              Simbajamba Mines Ltd.

                          (A Development Stage Company)

      STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY AND ACCUMULATED DEFICIT
                                    Unaudited
        For the Period January 19, 2004 (Inception) to September 30, 2006

                                                   Common Stock                 Accumulated         Accumulated
                                         -------------------------------          Paid In            Deficit
                                           Shares               Value             Capital           Dev. Stage            Total
                                         -----------         -----------         -----------        -----------         -----------
Shares Issued for Services                13,350,000         $ 2,670,000         $        --        $        --         $ 2,670,000

Shares Issued for Cash                     2,775,000             565,000                  --                 --             565,000

Net Loss                                          --                  --                  --         (3,321,176)         (3,321,176)

                                         -----------         -----------         -----------        -----------         -----------
Balance at December 31, 2004              16,125,000           3,235,000                  --         (3,321,176)            (86,176)

Common Stock Returned to Treasury         (5,775,000)         (1,155,000)          1,155,000                 --                  --

Net Loss                                          --                  --                  --         (1,097,715)         (1,097,715)

                                         -----------         -----------         -----------        -----------         -----------
Balance at December 31, 2005              10,350,000           2,080,000           1,155,000         (4,418,891)         (1,183,891)

Net Loss                                          --                  --                  --           (203,840)           (203,840)

                                         -----------         -----------         -----------        -----------         -----------
Balance at September  30, 2006            10,350,000         $ 2,080,000         $ 1,155,000        $(4,622,731)        $(1,387,731)
                                         ===========         ===========         ===========        ===========         ===========

                              Simbajamba Mines Ltd.

                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS
                                   (Unaudited)

                                                            For Nine Months For  For Nine Months January 19, 2004  January 19, 2004
                                                                   Ended             Ended        (Inception) to    (Inception) to
                                                                September 30,    September 30,      September 30      September 30
                                                                    2006             2005               2006              2005
                                                                 -----------      -----------       -----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net Loss                                                    $  (203,840)     $  (664,616)      $(4,622,731)     $(3,985,791)
     Adjustments to reconcile net loss to net cash
     used in operating activities:
        Shares issued for services                                        --               --         2,670,000        2,670,000
        Changes in assets and liabilities:
           Prepaid Expenses                                               --           (1,299)               --           (1,299)
           Accounts Payables                                          77,907          166,465           638,237          277,756
                                                                 -----------      -----------       -----------      -----------
        Net Cash used in operating activities                       (125,933)        (499,450)       (1,314,494)      (1,039,334)

CASH FLOWS FROM FINANCING ACTIVITIES
     Note Payable                                                    123,439          476,917           749,494          476,917
     Shares Issued for Cash                                               --               --           565,000          565,000
                                                                 -----------      -----------       -----------      -----------
        Net Cash from financing activities                           123,439          476,917         1,314,494        1,041,917

        Net Increase (decrease) for period and
         balance end of period                                        (2,494)         (22,533)               --            2,584

CASH BEGINNING OF PERIOD                                               2,494           25,117                --               --

CASH END OF PERIOD                                               $        --      $     2,584       $        --      $     2,584
                                                                 ===========      ===========       ===========      ===========


Supplemental Cash Flow Information:
        Interest paid during period                              $    25,102      $        --       $    41,155      $        --
                                                                 ===========      ===========       ===========      ===========

                              Simbajamba Mines Ltd.

                         NOTES TO THE SEPTEMBER 30, 2006

                              FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND BASIS OF PRESENTATION

Simbajamba Mines Ltd. (The "Company") was incorporated in the country of Samoa on January 19, 2004 under Samoa's International Companies Act of 1987 and is in the development stage. SMJA Investments Inc. is the parent company of Simbajamba Mines Ltd.

SMJA Investments Inc. was incorporated in Canada under the Federal Business Corporations Act on October 22, 2004. On January 12, 2005 a name change was completed by SMJA Investments Inc. to Simba Mines Inc.

On December 15, 2004 SMJA Investments Inc., acquired all of the outstanding shares of Simbajamba Mines Ltd. (3,225,000 shares) in exchange for 16,125,000 shares of Simba Mines Inc. The shares were converted on a 5:1 basis.

Simbajamba Mines Ltd. holds mining rights to carry out prospecting, survey and reconnaissance operations over a certain geographical area in South Kwanza Province, Angola.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Simbajamba Mines Ltd. as a going concern. However, it has sustained continued operating losses and lacks sources of revenue, which creates uncertainty about the Company's ability to continue operations as a going concern.

The Company's ability to continue operations as a going concern, to realize its assets and discharge its liabilities is dependent upon obtaining financing sufficient for continued operations as well as the achievement and maintenance of a level of profitable operations. Management expects to raise capital in order for it to continue operations.

Management believes that the current business plan if successfully implemented may provide the opportunity for the Company to continue as a going concern.

The Company substantially transacts all its business in U.S. dollars.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements, in conformity with generally accepted accounting principles and generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

Cash Equivalents
Cash equivalents consist of highly liquid investments with maturities of three months or less when purchased.

                             Simbajamba Mines Ltd.

                         NOTES TO THE SEPTEMBER 30, 2006

                              FINANCIAL STATEMENTS

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES cont.

Earnings per Share
Earnings (loss) per share are computed by dividing net income or loss by the weighted-average number of common shares outstanding for the period.

Property, Plant and Equipment
Expenditures for new facilities or equipment are capitalized and depreciated using the straight-line method at rates sufficient to depreciate such costs over their estimated productive lives, which do not exceed the related estimated mine lives, of such facilities based on proven and probable reserves. For the period ended September 30, 2006, the Company had no capitalized assets.

Mineral Exploration Costs
Mineral exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, costs incurred prospectively to develop the property are capitalized as incurred and will be amortized using the unit-of-production method over the estimated life of the ore body based on the estimated recoverable units mined from proven and probable reserves.

Income Taxes

The Company provides for income taxes in accordance with SFAS 109, Accounting for Income Taxes. SFAS 109 prescribes the use of the liability method. Deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted statutory tax rates in effect at the balance sheet date. The Company records a valuation allowance to reduce its deferred tax assets when uncertainty regarding their realizability exists. There have been no material income tax transactions during the development stage of the business. There were no deferred tax assets or liabilities as of September 30, 2006 and December 31, 2005. (See Note 6)

Marketing Costs:

The Company expenses marketing costs as incurred. Marketing costs were $5,695 and $11,585 for the nine months ended September 30, 2006 and 2005 respectively and were primarily a result of shares issued to various consultants for services to be performed during the development stages of the business.

NOTE 3 - NOTES PAYABLE

The note payable is an unsecured note for up to US $750,000 repayable on demand with interest at LIBOR to be capitalized and be paid upon any repayment of the loan. The note is with a related party. The balance was $749,494 as of September 30, 2006. Interest expense was $25,102 for the nine months ended September 30, 2006 and $0 for the nine month period ended September 30, 2005.

                             Simbajamba Mines Ltd.

                         NOTES TO THE SEPTEMBER 30, 2006

                              FINANCIAL STATEMENTS

NOTE 4 - ACQUISITIONS

Acquisitions are accounted for as purchases and, accordingly, are included in the Company's consolidated results of operations from the date of acquisition. These financial statements reflect a single entity, Simbajamba Mines Ltd. For the purpose of a share exchange entered into with Simba Mines Inc as of December 15, 2004, therefore there were no acquisitions of Simbajamba Mines Ltd. Recorded as of September 30, 2006

NOTE 5 - COMMITMENTS

On January 22, 2004 the Company was granted prospecting rights for a three-year period to a defined geographical area consisting of 3,615 square kilometers located in South Kwanza Province by the Republic of Angola Ministry of Geology and Mines ("MGM"). The Company is required to perform compulsory minimal works (as defined in the agreement) and to pay $30,000 annually to the MGM. In addition the Company is required to invest $400,000 in the first year and $1,600,000 in the following years. The sharing split is the Company 80% and Angolan nationals, Maelo-Exploracao e Obras Publicas LDA, 20%.

NOTE 6 - INCOME TAXES

Under Samoan law, an "International Company" is not subjected to income taxes therefore since SML does not currently conduct business in the United States, no provision for income taxes has been made.

NOTE 7 - STOCKHOLDERS' DEFICIT

The Company is authorized to issue a maximum of 500,000,000 shares of Common stock, with a $0.001 par value.

Common stock of Simbajamba Mines, Ltd. issued for services (13,350,000 shares) and cash considerations (2,775,000 shares) during the year ended December 31, 2004, exchanged for Simba Mines Inc.'s 16,125,000 shares.

In 2005, 5,775,000 shares previously issued in 2004 were cancelled and returned to treasury. The company has classified this as additional paid in capital.

On September 30, 2006 and December 31, 2005, there were 10,350,000 shares outstanding.

NOTE 8 - CONCENTRATIONS OF CREDIT RISK

Simbajamba Mines Ltd. maintains its cash with one major financial institution in Australia. Australian bank deposits are not government insured. Management believes the risk is limited because the institution is a large national institution with a strong financial position.

                             Simbajamba Mines Ltd.

                         NOTES TO THE SEPTEMBER 30, 2006

                              FINANCIAL STATEMENTS

NOTE 9 - SUBSEQUENT EVENT

This review was undertaken to finalize the acquisition of Simbajamba Mines Ltd., a fully owned subsidiary of Simba Mines Inc., by Australian Forest Industries Inc. Upon closing, currently scheduled after December 31, 2006, Australian Forest Industries Inc. will assume all of the outstanding liabilities of Simbajamba Mines Ltd.

                          ROCKBURY PROPERTIES LIMITED.

                              FINANCIAL STATEMENTS

                                30 SEPTEMBER 2006

                          ROCKBURY PROPERTIES LIMITED.

                              FINANCIAL STATEMENTS


                                TABLE OF CONTENTS


Financial Statements

Report of Independent Auditor                                               FF-2

Balance Sheet                                                               FF-4

Statement of Operations
     For the Period Ended 30 September 2006                                 FF-5

Statement of changes in shareholders deficit                                FF-6

Notes to the Financial Statements                                           FF-7

                           Rockbury Properties Limited


INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF ROCKBURY PROPERTIES LIMITED

We have audited the financial statements of Rockbury Properties Limited for the period ended 30 September 2006 set out on pages 2 to 6. These financial statements have been prepared in accordance with the accounting policies set out therein.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The director's responsibilities for preparing the financial statements in accordance with applicable law and United States Accounting Standards (United States Generally Accepted Accounting Practice) are set out in the Statement of Directors' Responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you whether in our opinion the information given in the Director's Report is consistent with the financial statements.

In addition we report to you if, in our opinion, the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and other transactions is not disclosed.

We read the Director's Report and consider the implications for our report if we become aware of any apparent misstatements within it.

BASIS OF AUDIT OPINION

We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the director in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion:

o the financial statements give a true and fair view, in accordance with United States Generally Accepted Accounting Practice, of the state of the company's affairs as at 30 September 2006 and of its loss for the period then ended;

o the financial statements have been properly prepared in accordance with the Companies Act 1985; and

o the information given in the Director's Report is consistent with the financial statements.


ASHINGS LIMITED

Chartered Accountants
Registered Auditors
Barbican House
26-34 Old Street
London
EC1V 9QQ

17 November 2006

                           ROCKBURY PROPERTIES LIMITED

                                  BALANCE SHEET

                                30 September 2006

                                     ASSETS

                                                                       US $
                                                                    ----------
FIXED ASSETS
Fixed Asset Investments                                                    197

CURRENT ASSETS
Unpaid share capital                                                       299
                                                                    ----------
Total Assets                                                               496
                                                                    ==========

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accrued expenses payable                                                 6,695
Amounts due to parent company                                        2,920,195
                                                                    ----------
                                                                     2,926,890
                                                                    ----------
SHAREHOLDERS' DEFICIT
Ordinary Shares $1 nominal value; 50,000 shares authorised
301 Shares issued                                                          301
Accumulated deficit                                                 (2,926,695)
                                                                    ----------
                                                                    (2,926,394)
                                                                    ----------
Total liabilities and shareholders deficit                                 496
                                                                    ==========

                           ROCKBURY PROPERTIES LIMITED

                             STATEMENT OF OPERATIONS

                                30 September 2006



                                                                  21 July 2005
                                                                (incorporation)
                                                          to 31 September 2006

                                                                        US $
                                                                    ----------
Income                                                                      --

Expenses
   Operating expenses                                                2,920,000
   Auditors remuneration                                                 6,695
                                                                    ----------
      Total expenses                                                 2,926,695
                                                                    ----------
Net Loss                                                            (2,926,695)
                                                                    ==========

Basic and diluted loss per ordinary share                               (9,723)

Weighted average ordinary shares                                           301


                                     ROCKBURY PROPERTIES LIMITED

                 STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY AND ACCUMULATED DEFICIT


                                         Ordinary Shares       Accumulated
                                   -------------------------     Paid In    Accumulated
                                     Shares         Value        Capital      Deficit       Total
                                                      $             $            $            $
                                   -----------   -----------   -----------  -----------   -----------
Shares issued for cash                     301           301            --           --           301

Net Loss                                    --            --            --   (2,926,695)   (2,926,695)
                                   -----------   -----------   -----------  -----------   -----------
Balance as at 30 September 2006            301           301            --   (2,926,695)   (2,926,394)
                                   ===========   ===========   ===========  ===========   ===========


                           ROCKBURY PROPERTIES LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND BASIS OF PRESENTATION

Rockbury Properties Limited was incorporated in the British Virgin Islands on 21 July 2005.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles and generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

Earnings per Share

Earnings (loss) per share are computed by dividing net income or loss by the weighted-average number of common shares outstanding for the period.

Income Taxes

The Company provides for income taxes in accordance with SFAS 109, Accounting for Income Taxes. SFAS 109 prescribes the use of the liability method. Deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted statutory tax rates in effect at the balance sheet date. The Company records a valuation allowance to reduce its deferred tax assets when uncertainty regarding their realizability exists. There have been no material income tax transactions during the development stage of the business.

NOTE 3 - INVESTMENTS

The investments are stated at their nominal value. In the director's opinion the investments are worth not less than $40,000,000

NOTE 4 - SHAREHOLDERS' DEFICIT

The Company is authorized to issue a maximum of 50,000 Ordinary shares, with a $1.00 par value.

NOTE 5 - RELATED PARTY TRANSACTIONS

During the year Bongani International Group Limited (the parent company) incurred costs on behalf of Rockbury Properties Limited. As at 30 September 2006 he amounts owing to Bongani International Group Limited amounted to $2,920,195.


/s/
-----------------------------------                             17 November 2006
C R Page                                                        Date
For and on behalf of
S. J. Kelly
Director

                              MEYLER & COMPANY, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  ONE ARIN PARK
                                 1715 HIGHWAY 35
                              MIDDLETOWN, NJ 07748

             Report of Independent Registered Public Accounting Firm

To the Board of Directors
Australian Forest Industries
Melbourne, Australia

We have audited the accompanying balance sheets of Australian Forest Industries as of December 31, 2005 and 2004 and the related statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Australian Forest Industries as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United Staes of America.

                                          /s/ Meyler & Company, LLC

Middletown, NJ
May 17, 2005


                                     FFF-1

                          AUSTRALIAN FOREST INDUSTRIES

                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                     December 31,
                                                                2005            2004
                                                            ------------   ------------

                                                                            (Restated)
                                                            ------------   ------------

CURRENT ASSETS
   Cash                                                     $    127,014   $    225,189
   Accounts receivable                                         1,622,974      1,611,756
   Inventory                                                   1,778,340      1,983,039
   Prepaid expenses and other                                    193,739        142,350
                                                            ------------   ------------

          Total Current Assets                                 3,722,067      3,962,334

PROPERTY, PLANT AND EQUIPMENT, net of accumulated
  depreciation of $2,402,939 and  $2,349,923 in 2005
  and 2004, respectively                                      13,040,126     10,317,803

                                  OTHER ASSETS
   Receivable from related party                                 273,175
   Long-term timber supply contract, net
    of amortization of $91,843 and
    $36,943 in 2005 and 2004, respectively                       794,805        849,705
                                                            ------------   ------------

                                                            $ 17,556,998   $ 15,403,017
                                                            ============   ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Bank overdraft                                          $    117,772   $    421,097
    Accounts payable                                           2,690,957      3,154,507
    Current portion of capitalized lease obligations           1,076,013        731,217
    Due to Timberman shareholders                              3,213,912        660,010
    Related party payable                                        592,844
    Accrued payroll, related taxes and benefits                  599,389        571,186
                                                            ------------   ------------

 Total Current Liabilities                                     8,290,887      5,538,017

OTHER LIABILITIES
  Capitalized lease obligations                                3,512,882      2,797,975
  Deferred capital gain                                        1,396,481
  Due to National Australian Bank                              4,818,000      5,229,350
                                                            ------------   ------------
       Total Liabilities                                      18,018,250     13,565,342
STOCKHOLDERS' EQUITY
  Preferred stock, par value $0.001, 5,000,000 shares
    authorized, none issued and outstanding
  Common stock, par value $0.001, 300,000,000 shares
    authorized, 257,400,680 issued and outstanding               257,400        257,400
   Additional paid-in capital                                  4,503,417      4,503,417

  Accumulated other comprehensive income                         333,619         21,796
  Accumulated deficit                                         (5,555,688)    (2,944,938)
                                                            ------------   ------------
       Total Stockholders' Equity                               (461,252)     1,837,675
                                                            ------------   ------------

       Total Liabilities and Stockholders' Equity           $ 17,556,998   $ 15,403,017
                                                            ============   ============

                 See accompanying notes to financial statements.

                                     FFF-2

                          AUSTRALIAN FOREST INDUSTRIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                         For the Year Ended
                                                            December 31,
                                                       2005            2004
                                                  -------------   -------------
                                                                    (Restated)
REVENUE - SALES                                   $  13,499,799   $  12,990,558

COSTS AND EXPENSES
  Cost of goods sold                                 15,441,948      11,685,458
  Selling, general and administrative                   653,091       1,285,332
  Stock based compensation                             255,000

  Interest expense                                      703,757         374,847
  Depreciation and amortization                         480,826         315,369
                                                  -------------   -------------
       Total Costs and Expenses                      17,279,622      13,916,006
                                                  -------------   -------------

OPERATING LOSS                                       (3,779,823)       (925,448)

NON-OPERATING INCOME
  Other income                                          225,851         443,041
  Interest income                                       164,941           1,328
  Gain on disposal of assets                            778,281         228,657
                                                  -------------   -------------

       Total Non-Operating Income                     1,169,073         673,026
                                                  -------------   -------------

NET LOSS                                          $  (2,610,750   $    (252,422)
                                                  =============   =============

Net Loss per share (Basic and Diluted)            $       (0.01)  $       (0.01)
                                                  =============   =============

Weighted  Average Common Shares Outstanding         257,400,680     257,400,680
                                                  =============   =============

                 See accompanying notes to financial statements.


                                     FFF-3

                          AUSTRALIAN FOREST INDUSTRIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                           For the Year Ended
                                                       ---------------------------
                                                                December 31,
                                                           2005           2004
                                                       ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                    (Restated)
  Net income (loss)                                    $ (2,610,750)  $   (252,422)
  Adjustments to reconcile net income to cash flows
    used in operating activities:
    Depreciation                                            438,947        315,369
    Amortization of Timber contract                          41,878
    Amortization of leaseback gain                          224,492        255,000

  Changes in operating activities:
    (Increase) decrease in prepaid expenses                  18,048        (59,895)
    (Increase) decreasein inventories                       204,699       (952,240)
    (Increase) decrease in receivables                      (11,217)       261,247
    (Increase) decrease in related party receivable         273,175       (273,175)
    (Increase) in Timber contract                          (886,648)
    Increase (decrease) in accounts payable and other
     liabilities                                           (463,550)     1,392,082
    Increase (decrease) in bank overdraft                  (303,325)       421,097
    Increase (decrease) in related party payable            592,844
    Increase (decrease) in accrued payroll                   28,203         31,726
    Increase in taxes payable                               (69,437)
       Net Cash (Used in) Provided by
         Operating Activities                            (1,635,993)       252,141

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital additions                                      (5,327,925)    (5,078,041)
  Disposition of capital assets                           1,716,416        815,150
                                                       ------------   ------------
       Net Cash Used in Investing Activities             (3,611,509)    (4,262,891)

CASH FLOWS FROM FINANCING ACTIVITIES
  Loans from shareholders                                 2,553,902        660,010
  Capital leases                                          1,059,703      3,172,256
  National Australian bank loan                            (411,350)     5,229,350
  Sale/leaseback deferred credit                          1,611,320
  Timberman controlling interest                         (5,307,400)
                                                       ------------   ------------
       Net Cash Provided by (Used In)
         Financing Activities                             4,813,575      3,754,216

EFFECT OF EXCHANGE RATES ON CASH                            335,752         21,796
                                                       ------------   ------------
(DECREASE) INCREASE IN CASH                                 (98,175)      (234,738)
CASH AT BEGINNING OF PERIOD                                 225,189        459,927
                                                       ------------   ------------

CASH AT END OF PERIOD                                  $    127,014   $    225,189
                                                       ============   ============

                 See accompanying notes to financial statements.


                                     FFF-4

                          AUSTRALIAN FOREST INDUSTRIES

                  CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY



                                  Preferred Stock       Common Stock            Additional
                                  ---------------  --------------------------      Paid-In
                                  shares  Amounts    Shares        Amount          Capital
--------------------------------------------------------------------------------------------
Balance, December 31, 2002                          5,319,764  $    9,813,217
Net loss for the year ended
   December 31, 2003
Adjustments from exchange
   rate changes
                                  ------  ------  -----------  --------------  ------------

Balance, December 31, 2003
   and prior to Reverse Merger                      5,319,764       9,813,217
Reverse Merger (Note 1)
   Exchange of Integrated
     Forest Products Pty Ltd
     shares for Australian
     Forest Industries
   Shareholders equity of
     Australian Forest
     Industries at date of
     merger                                                                         400,680
   Reverse Merger capitalization
   Issuance of shares at date of
    merger
   Issuance of shares for
     consulting agreement                          17,000,000          17,000       238,000
   Timbermans Group Pty. Ltd.
     investment in Company                                                       (5,307,400)
   Cumulative losses of Timber-
     man's Group Pty. Ltd.
Adjustment from exchange
   rate changes
Net loss for the year ended
   December 31, 2004
                                  ------  ------  -----------  --------------  ------------

Balance, December 31, 2004                        257,400,680         257,400     4,503,417
Adjustments from exchange
   rate changes
Net loss for the year ended
   December 31, 2005
                                  ------  ------  -----------  --------------  ------------
Balance, December 31, 2005                        257,400,680  $      257,400  $  9,810,817
                                  ======  ======  ===========  ==============  ============




                                                     Other           Total
                                   Accumulated    Comprehensive   Stockholders'
                                    Deficit        Income (loss)    Equity
-------------------------------------------------------------------------------
Balance, December 31, 2002        $  (2,034,164)                  $   7,779,053
Net loss for the year ended
   December 31, 2003                    (56,369)                        (56,369)
Adjustments from exchange
   rate changes                                                   $      65,590
                                  -------------   --------------  -------------
                                                                         65,590
Balance, December 31, 2003
   and prior to Reverse Merger       (2,090,533)          65,590      7,788,274
Reverse Merger (Note 1)
   Exchange of Integrated
     Forest Products Pty Ltd
     shares for Australian
     Forest Industries               (5,319,764)  (9,813,217) $       9,813,217
   Shareholders equity of
     Australian Forest
     Industries at date of
     merger                                 400       11,257,463    (11,257,863)
   Reverse Merger capitalization                     (11,257,863)    11,257,863
   Issuance of shares at date of
    merger                          240,000,000          240,000       (240,000)
   Issuance of shares for
     consulting agreement                                               255,000
   Timbermans Group Pty. Ltd.
     investment in Company                                           (5,307,400)
   Cumulative losses of Timber-
     man's Group Pty. Ltd.             (601,983)                       (601,983)
Adjustment from exchange
   rate changes                                          (43,794)       (43,794)
Net loss for the year ended
   December 31, 2004                   (252,422)                       (252,422)
                                  -------------   --------------  -------------

Balance, December 31, 2004           (2,944,938)          21,796      1,837,675
Adjustments from exchange
   rate changes                                          311,823        311,823
Net loss for the year ended
   December 31, 2005                 (2,610,750)                     (2,610,750)
                                  -------------   --------------  -------------
Balance, December 31, 2005        $  (5,555,688)  $      333,619  $    (461,252)
                                  =============   ==============  =============

                 See accompanying notes to financial statements.

                                     FFF-5

                          AUSTRALIAN FOREST INDUSTRIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2005

NOTE A -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Nature of Business

        Australian Forest Industries ("the Company"), through its wholly owned subsidiary Integrated Forest Products Pty Ltd ("Integrated"), operates a saw mill in Australia which cuts pine timber into building products to supply the commercial and residential industry along the eastern coast of Australia.

        Reverse Merger

        On September 1, 2004, Integrated, owned by the Timbermans Group Pty Ltd ("Timbermans"), entered into a share exchange agreement with the Company and issued 240,000,000 shares of its common stock to acquire Integrated. In connection with the share exchange agreement, Integrated became a wholly owned subsidiary of the Company and Integrated's officers and directors became the officers and directors of the Company. Prior to the merger, the Company was a non-operating "shell" corporation. Pursuant to Securities and Exchange Commission rules, the merger of a private operating company (Integrated) into a non-operating public shell corporation with nominal net assets is considered a capital transaction. Accordingly, for accounting purposes, the merger has been treated as an acquisition of the Company by Integrated and a recapitalization of the Company. The historical financial statements for the years ended December 31, 2005 and 2004 are those of Integrated. Since the merger is a recapitalization and not a business combination, pro forma information is not presented.

        Foreign Currency Translation

        For 2005 and 2004, the Company considered the Australian dollar to be its functional currency. Assets and liabilities were translated into US dollars at the year-end exchange rates. Statement of operations amounts were translated using the average rate during the year. Gains and losses resulting from translating foreign currency financial statements were accumulated in other comprehensive income, a separate component of stockholders' equity.

        Cash Equivalents

        For purposes of reporting cash flows, cash equivalents include investment instruments purchased with a maturity of three months or less. There were no cash equivalents in 2005 or 2004.

        Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Inventories

        Inventories are stated at the lower of cost or market value. Cost is determined using the first-in, first-out (FIFO) method.

                                     FFF-6

                          AUSTRALIAN FOREST INDUSTRIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2005

NOTE A -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        Equipment and Depreciation

        Equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

        Net Loss Per Common Share

        The Company computes per share amounts in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share". SFAS No. 128 requires presentation of basic and diluted EPS. Basic EPS is computed by dividing the income (loss) available to Common Stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of Common Stock and Common Stock equivalents outstanding during the periods.

        Comprehensive Income (Loss)

        SFAS No. 130 establishes standards for the reporting and disclosure of comprehensive income and its components to be presented in association with a company's financial statements. Comprehensive income is defined as the change in a business enterprise's equity during a period arising from transactions, events or circumstances relating to non-owner sources, such as foreign currency translation adjustments and unrealized gains or losses on available-for-sale securities. It includes all changes in equity during a period except those resulting from investments by or distributions to owners. Comprehensive income is accumulated in accumulated other comprehensive income (loss), a separate component of stockholders' equity.

        Stock Based Compensation

        The Company accounts for stock issued for services using the fair value method. In accordance with the Emergency Issues Task Force ("EITF") 96-18 , the measurement date of shares issued for service is the date at which the counterpart's performance is complete.

        Fair Values of Financial Instruments

        The Company uses financial instruments in the normal course of business. The carrying values of cash, accounts receivable, advance receivable, bank overdraft, accounts payable and accrued expenses approximate their fair value due to the short-term maturities of these assets and liabilities. The carrying values of notes payable and loans payable approximate their fair value based upon management's estimates using the best available information.

        Recent Accounting Pronouncements

        In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (SFAS 153), "Exchanges of Non-monetary Assets." SFAS 153 amends the guidance in APB No. 29,

                                     FFF-7

                          AUSTRALIAN FOREST INDUSTRIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2005

NOTE A -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        Recent Accounting Pronouncements (Continued)

        "Accounting for Non-monetary Assets." APB No.29 was based on the principle that exchanges of non-monetary assets should be measured on the fair value of the assets exchanged. SFAS 153 amends APB No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 151 is effective for financial statements issued for fiscal years beginning after June 15, 2005. The adoption of SFAS 153 is not expected to have a material effect on the Company's financial position or results of operations.

        In December 2004, the FASB revised Statement of Financial Accounting Standards No. 123 (SFAS 123(R)), "Accounting for Stock-Based Compensation." The SFAS 123(R) revision established standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services and focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. It does not change the accounting guidance for share-based payment transactions with parties other than employees. For public entities that file as small business issuers, the revisions to SFAS 123(R) are effective as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The adoption of SFAS 123(R) is not expected to have a material effect on the Company's financial position or results of operations.

        In May 2005, the FASB issued SFAS no. 154, "Accounting Changes and Error Corrections ("SFAS No. 154") which replaces APB Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements-An Amendment of ABP Opinion No. 28. SFAS No. 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. Specially, this statement requires "retrospective application" of the direct effect for a voluntary change in accounting principle to prior periods' financial statements, if it is practical to do so. SFAS No. 154 also strictly defines the term "restatement" to mean the correction of an error revising previously issued financial statements. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005 and are required to be adopted by the Company in the first quarter of fiscal year 2006. Management does not anticipate that adoption will have a material impact on our results of operations, financial position or cash flows.

        Revenue Recognition

        The Company's policy is to recognize revenue at the time products are shipped from its facilities.

NOTE B - VARIABLE INTEREST ENTITIES

        In January 2003, the FASB issued FIN 46 and in December 2003, it issued a revised interpretation of FIN 46 (FIN 46-R), which supersedes FIN 46 and clarifies and expands current accounting guidance for determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN 46 and is called a Variable Interest Entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about

                                     FFF-8

                          AUSTRALIAN FOREST INDUSTRIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2005

NOTE B - VARIABLE INTEREST ENTITIES (CONTINUED)

        the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both.

        The Company has concluded that the entity, Timbermans Group Pty. Ltd. is deemed to be VIE under FIN 46 and accordingly has been consolidated in the financial statements for 2005 and 2004. Timbermans Group, a holding company, had total assets of $7,357,379 and $5,307,658, total liabilities of $8,050,323 and $5,181,152, accumulated earnings (deficits) of $(693,017) and $126,428 at December 31, 2005 and 2004,
        respectively, and income (losses) of $(354,176) and $243,935 for the years then ended.

NOTE C - INVENTORY

        Inventory consists of the following at December 31,

                                                       2005              2004
                                                    ----------        ----------
Raw materials and supplies                          $  228,547        $   53,298
Work in progress                                       605,692           456,694
Finished goods                                         944,101         1,473,047
                                                    ----------        ----------
                                                    $1,778,340        $1,938,039
                                                    ==========        ==========

NOTE D - EQUIPMENT

        Equipment is comprised of the following at December 31,

                                    Useful Life        2005            2004
                                    ------------  --------------  --------------
Land                                                $  1,133,042    $  1,166,139
Buildings                                 40           1,261,795       1,343,034
Plant and equipment                       40          11,866,257       9,607,919
Capital works in progress                                987,936         395,134
Motor vehicles                             5             194,035         155,500
                                                  --------------  --------------
                                                      15,443,065      12,667,726
Less: accumulated depreciation                         2,402,939       2,349,923
                                                   -------------   -------------
                                                     $13,040,126     $10,317,803

NOTE E - RELATED PARTY TRANSACTIONS

        Due to  Related Party

        At December 31, 2005 and 2004, the Company was indebted to the shareholders of Timbermans for $3,213,912 and $660,010, respectively. The loans are non interest bearing, they are unsecured and have no specific repayment date.

        Long-Term Log  Supply Contract

        In November 2004, the Timbermans Group entered into a 20 year long-term log supply contract with the New South Wales State Government. To obtain the contract, the Timbermans Group paid $886,648. In February 2005, it assigned the contract to the Company's wholly owned subsidiary in Australia - Integrated Forest Products Pty, Ltd. The contract is being amortized over 20 years.

                                     FFF-9

                          AUSTRALIAN FOREST INDUSTRIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2005

NOTE F - SHORT TERM BORROWING

        The Company has an overdraft facility with the National Bank of Australia in the amount of $780,000 at the Australian base rate plus 1.80% annually. The amount of the overdraft at December 31, 2005 and 2004 was $117,772 and $421,097, respectively.

        The Company, in connection with the Long Term Timber Supply Contract, has placed a bank guarantee in the amount of $780,000 with the New South Wales Government to insure a steady supply of timber.

        All of the credit facilities are secured by a first ranking mortgage debenture over all the assets and undertakings of Integrated, a first ranking mortgage over the land and buildings at Morwell, Canberra, a fixed charge over all the Company's receivables, a term deposit letter of set-off over Integrated for $1,000,000, a master lease agreement with Directors Guarantee and Indemnity for $1,666,080, and a $1,560,000 guarantee and indemnity from the Directors of Integrated.

        To the extent that the Timbermans Group advances funds to Integrated, the Timbermans Group loan facility with the National Bank of Australia has a letter of subordination up to $1,800,000.

NOTE G - CAPITAL LEASE OBLIGATIONS

        The Company has obtained various pieces of equipment under capital leases expiring through 2010. The assets and liabilities under these capital leases ($5,354,455) with the National Bank of Australia) are recorded at the lower of the present values of the minimum lease payments or the fair values of the assets. The assets are included in property and equipment and are being depreciated over their estimated useful lives. The capitalized leases are secured by the equipment purchased.

        As of December 31, 2005, minimum future lease payments under these capital leases are:

                                               For the
                                            Years Ending
                                             December 31,     Amount
                                            -------------  ----------
                                                     2006  $1,376,073
                                                     2007   1,376,073
                                                     2008   1,376,073


                                                     2009     962,772
                                                     2010     263,463
                                                           ==========
              Total minimum lease payments                 $5,354,455



                                                             December 31,
                                                         2005            2004
                                                      ----------      ----------
Total minimum lease payments                          $5,354,455      $4,136,976
Less: amounts representing interest                      765,560         607,784
                                                      ----------      ----------

       Net minimum lease payments                      4,588,895       3,529,192

Less: current portion                                  1,076,013         731,217
                                                      ----------      ----------
Long-term portion                                     $3,512,882      $2,797,975
                                                      ==========      ==========

                                     FFF-10

                          AUSTRALIAN FOREST INDUSTRIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2005

NOTE H - DUE TO AUSTRALIAN NATIONAL BANK

        The Timbermans Group has a loan with the National Bank of Austraila in the amount of $4,818,000 at December 31, 2005. The loan is secured by the assets of the Company and personal guarantees of the Company's Directors. The loan bears interest at the rate of 5.9% and is due July 7, 2008.

NOTE I - INCOME TAXES

        The Company has adopted Financial Accounting Statement SFAS No. 109, Accounting for Income Taxes. Under this method, the Company recognizes a deferred tax liability or asset for temporary differences between the tax basis of an asset or liability and the related amount reported on the financial statements. The principal types of differences, which are measured at current tax rates, are net operating loss carry forwards. At December 31, 2004, these differences resulted in a deferred tax asset of approximately $887,700. SFAS No. 109 requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Since realization is not assured, the Company has recorded a valuation allowance for the entire deferred tax asset, and the accompanying financial statements do not reflect any net asset for deferred taxes at December 31, 2005.

        The Company's net operating loss carry forwards amounted to approximately $2,958,000 at December 31, 2004, which have unlimited expiration.

NOTE J - STOCKHOLDERS' EQUITY

        In connection with the Reverse Merger on September 1, 2005, the company issued 17,000,000 shares to a consultant. The shares were valued at $0.015 per share which was the average trading price for the third quarter.

NOTE K - SALE - LEASEBACK TRANSACTION

        Under the terms of the sale-leaseback arrangement, a gain of $1,611,320 was realized on the transaction and has been deferred and will be amortized to income over a five year period. $214,839 has been included in other income for the period ended December 31, 2005.

          The amortization of the gain for the next five years is as follows.

                                        Gain
                          Year      Amortization
                          ----      ------------
                          2006       $   322,264
                          2007           322,264
                          2008           322,264
                          2009           322,264
                          2010           107,425
                                     -----------
                                     $ 1,396,481

NOTE L - RESTATEMENT

      The financial statements for the year ended December 31, 2004 have been restated to include the financial statements of the Timbermans Group which the Company has considered a VIE.

                                     FFF-11

Item 1. Condensed Financial Statements

                          AUSTRALIAN FOREST INDUSTRIES

                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                             September 30    December 31,
                                                                                 2006            2005
                                                                             ------------    ------------
                                                                             (Unaudited)

CURRENT ASSETS
  Cash                                                                                       $    127,014
  Accounts receivable                                                        $  2,667,853       1,622,974
  Inventory                                                                     2,340,943       1,778,340
  Prepaid expenses and other                                                       71,256         193,739
                                                                             ------------    ------------
      Total Current Assets                                                      5,080,052       3,722,067
PROPERTY, PLANT AND EQUIPMENT, net of accumulated
  depreciation of $2,794,801 and $2,402,939 in 2006 and 2005, respectively     16,482,095      13,040,126

OTHER ASSETS
  Long-term timber supply contract, net of amortization of $107,400 and
    $91,843 in 2006 and 2005, respectively                                        712,586         794,805
                                                                             ------------    ------------

                                                                             $ 22,274,733    $ 17,556,998
                                                                             ============    ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Bank overdraft                                                             $  2,106,989    $    117,772
  Accounts payable                                                              4,681,752       2,690,957
  Current portion of capitalized lease obligations                              1,076,013       1,076,013
  Due to Timberman shareholders                                                 5,991,199       3,213,912
  Related party payable                                                           606,487         592,844
  Accrued payroll, related taxes and benefits                                     898,739         599,389
                                                                             ------------    ------------
      Total Current Liabilities                                                15,361,179       8,290,887

OTHER LIABILITIES
  Capitalized lease obligations                                                 4,067,491       3,512,882
  Deferred capital gain                                                         1,181,414       1,396,481
  Due to National Australian Bank                                               4,928,880       4,818,000
                                                                             ------------    ------------
      Total Liabilities                                                        25,538,964      18,018,250
STOCKHOLDERS' EQUITY
  Preferred stock, par value $0.001, 5,000,000 shares
    authorized, none issued and outstanding
  Common stock, par value $0.001, 300,000,000 shares
    authorized, 500,473 and 257,400,680 issued and outstanding                    257,600         257,400
    at September 30, 2006 and December 31, 2005 respectively
  Additional paid-in capital                                                    4,573,217       4,503,417
  Accumulated other comprehensive income                                          225,992         333,619
  Accumulated deficit                                                          (8,321,040      (5,555,688)
                                                                             ------------    ------------
      Total Stockholders' Equity                                               (3,264,231)       (461,252)
                                                                             ------------    ------------

      Total Liabilities and Stockholders' Equity                             $ 22,274,733    $ 17,556,998
                                                                             ============    ============

                 See accompanying notes to financial statements.

                                     FFF-12

                          AUSTRALIAN FOREST INDUSTRIES

                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS


                                         For the Three Months Ended      For the Nine Months Ended
                                               September 30                     September 30,
                                        ----------------------------    ----------------------------
                                            2006            2005            2006            2005
                                        ------------    ------------    ------------    ------------
                                                         (Restated)                      (Restated)

REVENUE - SALES                         $  4,008,572    $  3,377,974    $ 11,350,633    $ 10,124,288

COSTS AND EXPENSES
  Cost of goods sold                       2,414,890       1,894,605       6,525,037       5,753,756
  Selling, general and administrative      2,706,697       1,888,529       6,737,478       5,829,987
  Provision for Doubtful Accounts            134,154         266,649
  Interest expense                           254,564         138,355         647,648         418,088
  Depreciation and amortization              149,162         208,597         436,287         580,851
                                        ------------    ------------    ------------    ------------
         Total Costs and Expenses          5,659,467       4,130,086      14,613,099      12,582,682
                                        ------------    ------------    ------------    ------------

OPERATING LOSS                            (1,650,895)       (752,112)     (3,262,466)     (2,458,394)

NON-OPERATING INCOME
  Other income                                12,037          97,382         145,325          99,915
  Interest income                             83,555         247,586
  Gain on disposal of assets                     648         799,496         104,203       1,963,799
                                        ------------    ------------    ------------    ------------

         Total Non-Operating Income           96,240         896,878         497,114       2,063,714

NET INCOME (LOSS)                       $ (1,554,655)   $    144,766    $ (2,765,352)   $   (394,680)
                                        ============    ============    ============    ============

NET LOSS PER SHARE                      $      (3.11)   $       0.29    $      (5.53)   $      (0.79)
                                        ============    ============    ============    ============

WEIGHTED AVERAGE SHARES
  OUTSTANDING                                500,473         500,473         500,473         500,473
                                        ============    ============    ============    ============

                 See accompanying notes to financial statements.

                                     FFF-13

                          AUSTRALIAN FOREST INDUSTRIES

                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                      For the Nine Months Ended
                                                                            September 30,
                                                                     --------------------------
                                                                         2006           2005
                                                                     -----------    -----------
                                                                                    (Restated)

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                                 $(2,765,352)   $  (394,680)
   Adjustments to reconcile net income to cash flows used
     in operating activities:
     Depreciation                                                        391,862        372,254
     Stock based compensation                                             70,000
     Amortization of Timber contract                                      15,557
     Amortization of leaseback gain                                     (252,150)

   Changes in operating activities:
     (Increase) decrease in prepaid expenses                              53,046        132,860
     (Increase) decrease in inventories                                 (562,603)      (241,717)
     (Increase) decrease in receivables                               (1,044,880)    (1,612,693)
     (Increase) decrease in related party receivable                                   (273,175)
     (Increase) decrease in timber contract                               66,662         10,506
     Increase (decrease) in accounts payable and other liabilities     1,990,795      1,181,904
     Increase (decrease) in bank overdraft                             1,989,217       (421,097)
     Increase (decrease) in related party payable                         13,643      1,061,522
     Increase (decrease) in accrued payroll                              299,350        (11,795)
     Increase (decrease) in taxes payable                                 69,437
                                                                     -----------    -----------
          Net Cash (Used in) Provided by Operating Activities            334,584       (196,111)

CASH FLOWS FROM INVESTING ACTIVITIES
   Net capital additions                                              (3,833,830)    (1,172,640)

                                                                     -----------    -----------
          Net Cash Used in Investing Activities                       (3,833,830)    (1,172,640)

CASH FLOWS FROM FINANCING ACTIVITIES
   Loans from shareholders                                             2,777,287        115,979
   Capital leases                                                        554,609      1,422,477
   National Australian bank loan                                         110,880       (184,983)
   Sale leaseback deferred credit                                         37,083
                                                                     -----------    -----------
          Net Cash Provided by (Used In) Financing Activities          3,479,859      1,353,473

EFFECT OF EXCHANGE RATES ON CASH                                        (107,627)      (198,001)
                                                                     -----------    -----------
(DECREASE) INCREASE IN CASH                                             (127,014)      (213,279)
CASH AT BEGINNING OF PERIOD                                              127,014        225,189
                                                                     -----------    -----------
CASH AT END OF PERIOD                                                $         0    $    11,910
                                                                     ===========    ===========

                 See accompanying notes to financial statements.

                                     FFF-14

                          AUSTRALIAN FOREST INDUSTRIES

                          NOTES TO FINANCIAL STATEMENTS

NOTE  1 - BASIS OF PRESENTATION

      The accompanying condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary in order to make the financial statements not misleading have been included. Results for the nine months ended September 30, 2006 are not necessarily indicative of the results that may be expected for the year ending December 31, 2006. For further information, refer to the financial statements and footnotes thereto included in Australian Forest Industries' annual report on Form 10-KSB for the year ended December 31, 2005.

NOTE  2 - LOAN FROM TIMBERMANS GROUP (RELATED PARTY)

      During the nine months ended September 30, 2006, the company received an additional $2,777,287 from Timberman investors.

NOTE  3 - CAPITALIZED LEASE OBLIGATIONS

      During the nine months ended September 30, 2006, the Company purchased $3,900,000 in new equipment of which $1,981,000 was financed under capitalized leases over a five year period.

NOTE  4 - STOCKHOLDERS' EQUITY

      During the quarter ended September 30, 2006, the company issued 200,000 shares of stock for consulting services received. The shares were valued at $.35 per share.

      On August 30, 2006, the Board of Directors declared a 515 to 1 reverse stock split of its common stock. As a result of this reverse split, 500,473 shares are considered issued and outstanding. All per share amounts have been adjusted to give effect to the reverse stock split.

NOTE  5 - CHANGE OF CONTROL

      The Company has entered into a letter of intent dated August 25, 2006, under which and subject to a definitive agreement and closing thereof, it will acquire all the issued share capital of Simbajamba Mines Limited ("Simbajamba") a wholly owned subsidiary of Simba Mines Inc. ("Simba") for $41,547,000 and all the issued share capital of Rockbury Properties Limited ("Rockbury"), a wholly owned subsidiary of Bongani International Group Limited ("BIG") for $38,453,000.

                                     FFF-15

      In settlement of the above purchases, The Company proposes to issue 5,193,375 new ordinary shares to Simba and 4,806,625 new common shares to BIG. They will rank equal with the consolidated 500,473 common shares of AUFI and have a book value of $8 per share.

      Upon closing of the acquisitions, AUFI will control 80% of the Cachoeiras de Binga and 70% respectively of the Benguela and Zenza copper licenses in Angola. In addition, discussions are in progress with BIG for the acquisition of a controlling interest in two significant copper/cobalt concession areas in the DRC. At closing, AUFI will change its name to Zebra Copper Inc ("Zebra").

      AUFI has also entered into a letter of intent to sell its wholly owned subsidiary Integrated Forest Products Pty Ltd ("IFP") to an Australian unlisted company, Australian Forest Industries Limited ("AFIL"), which will issue new ordinary shares ranking equal as consideration. It is intended that following the closing of this proposed transaction, the AFIL shares will be distributed as a dividend to the shareholders of AUFI listed on its share register at August 30, 2006

NOTE  6 - RESTATEMENT

            The financial statements for the nine months ended September 30, 2006 have been restated to include the financial information of Timbermans Group which is considered a Variable Interest Entity under the Provisions of FIN 46.

                                     FFF-16

Appendix A

Stock Purchase and Recapitalization Agreement

                  STOCK PURCHASE AND RECAPITALIZATION AGREEMENT

This Agreement has been made and entered into as of this 18th day of September, 2006, by and between between SIMBA MINES INC., a Nevada corporation having its principal business address at 300 Center Ave., Suite 202, Bay City, Michigan 48708 ("Seller"); and AUSTRALIAN FOREST INDUSTRIES INC., a Nevada corporation having its principal business address at 4/95 Salmon Street, Port Melbourne, Victoria, Australia, 3207 ("Purchaser").

                                    RECITALS

      A. The respective Boards of Directors of each of Seller and Purchaser, have approved and declared advisable to effect a stock sale (the "Stock Sale") pursuant to which Purchaser will purchase from Seller 1 ordinary share (the "Transferred Shares") of Simbajamba Mines Limited, a company incorporated pursuant to the laws of Samoa and a wholly-owned subsidiary of Seller (the "Company").

      B. The respective Boards of Directors of the Company, Seller and Purchaser have determined that the Stock Sale is in furtherance of and consistent with their respective long-term business strategies and is fair to and in the best interests of their respective stockholders.

      C. For financial accounting purposes, it is intended that the Stock Sale will be accounted for as a "purchase";

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                 The Stock Sale

      SECTION 1.1 The Stock Sale.

            (a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller shall sell, convey, assign, transfer and deliver to the Purchase, free and clear of all Liens, and Purchaser will buy from Seller, the Transferred Shares.

            (b) The aggregate purchase price for the Transferred Shares (the "Stock Purchase Price") shall be: (i) a convertible promissory note of Purchaser in favor of Seller in the amount of US$41,547,000 (the "Convertible Note"); and
(ii) the settlement of all outstanding loan balances between the Company and Seller as specifically set forth on Schedule 1.1(b) attached hereto.

      SECTION 1.2 Closing. Subject to the terms and conditions of this Agreement, the closing of the Stock Sale and the consummation of the other transactions contemplated hereby (the "Closing") shall take place at the offices of Cohen & Czarnik LLP 140 Broadway, 36th Floor, New York 10005 on October 25, 2006 at 10:00 a.m. local time (or at such other date, time and place as the parties hereto may agree).

      SECTION 1.3 Effective Time. On the date of Closing, Seller shall deliver to Purchaser a stock certificate (the "Transferred Shares Certificate") representing the Transferred Shares duly endorsed in blank or accompanied by stock powers endorsed in blank.

      SECTION 1.4 Directors. The directors of Purchaser shall, from and after the Closing, be Michael Timms (Chairman), Ian R. Egan, Mark Smyth, David Furlong, Teddy Lourenco de Almeida and Luis Cupenala until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the charter and the by-laws of Purchaser.

      SECTION 1.5 Officers. The officers of Purchaser shall, from and after the Closing, be appointed as follows: (i) Ian R. Egan (President), (ii) Michael Timms (Chairman), and (iii) Mark Smyth (Secretary and Treasurer).

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents, warrants and covenants to Purchaser as follows and acknowledges that Purchaser is relying upon such representations and warranties in connection with the Contemplated Transactions (as hereinafter defined):

      SECTION 2.1 Capitalization. The outstanding and issued capital stock of the Company consists of 1 ordinary share which is owned by Seller. The Company does not and, at the Closing, the Company will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of the Company or any convertible or exchangeable securities and, other than Purchaser pursuant to this Agreement, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of the Company. There are, and at Closing there will be, no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any securities of the Company. All of the Transferred Shares are, and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind.

      SECTION 2.2 Title to the Shares. Seller is the beneficial owner and holds good and valid title to the Transferred Shares free and clear of any Lien. Upon consummation of the Contemplated Transactions and the satisfaction of the conditions to Closing set forth herein, Purchaser will own all of the issued and outstanding shares of capital stock of the Company, free and clear of any Lien. At the Closing, Seller will deliver the Transferred Shares to Purchaser free and clear of any Lien, other than restrictions imposed by the Securities Act of 1933, as amended, and applicable securities Laws including the laws of Samoa.

      SECTION 2.3 Authority Relative to this Agreement. Each of Seller and the Company has full power, capacity and authority to execute and deliver each Transaction Document to which it is or, at Closing, will be, a party and to consummate the transactions contemplated hereby and thereby (the "Contemplated Transactions"). The execution, delivery and performance by each of Seller and the Company of each Transaction Document and the consummation of the Contemplated Transactions to which the Company or Seller, is, or at Closing, will be, a party will have been duly and validly authorized by Seller and the Company, respectively, and no other acts by or on behalf of either Seller or the Company will be necessary or required to authorize the execution, delivery and performance by Seller and the Company of each Transaction Document and the consummation of the Contemplated Transactions to which it is or, at Closing, will be, a party. This Agreement and the other Transaction Documents to which Seller and/or the Company is a party have been duly and validly executed and delivered by Seller and the Company and (assuming the valid execution and delivery thereof by the other parties thereto) will constitute the legal, valid and binding agreements of each of Seller and the Company enforceable against Seller and the Company in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

      SECTION 2.4 No Conflicts; Consents. The execution, delivery and performance by each of Seller and the Company of each Transaction Document to which it is a party and the consummation of the Contemplated Transactions to which Seller and/or the Company is a party, will not: (i) violate any provision of the articles or memorandum of association of Seller or the Company; (ii) require Seller or the Company to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on Schedule 2.4 (the "Company Required Consents"); (iii) violate, conflict with or result in a breach or default under (with or without the giving of notice or the passage of time or both), or permit the suspension or termination of, any material Contract (including any Real Property Lease) to which Seller or the Company is a party or by which it or any of its assets is bound or subject, or to the best of Seller's knowledge and information result in the creation of any Lien upon any of the Transferred Shares or upon any of the Assets of the Company; (iv) violate any Order, any Law, of any Governmental Body against, or binding upon, Seller or the Company or upon any of their respective assets or the Business; or (v) violate or result in the revocation or suspension of any Permit.

      SECTION 2.5 Corporate Existence and Power. The Company is a company duly organized, validly existing and in good standing under the laws of Samoa, and has all requisite powers, authority and all Permits required to own and/or operate its Assets and to carry on the Business as conducted as of the date hereof. The Company has no subsidiaries and does not directly or indirectly own any equity or other interest or investment in any other person.

      SECTION 2.6 Charter Documents and Corporate Records. The Company has heretofore delivered to Purchaser true and complete copies of the certificate of incorporation and memorandum of association and minute books, or comparable instruments, of the Company as in effect on the date hereof. The stock transfer books of the Company have been made available to Purchaser for its inspection and are true and complete in all respects in accordance with their tenor.

      SECTION 2.7 Financial Statements.

            (a) Schedule 2.7A sets forth true, complete and correct copies of:
(i) the Company's financial statements as of and for the year ended December 31, 2005 (the "Annual Statement"); and (ii) the Company's financial statements as of and for the three months ended June 30, 2006 (the "Interim Statements"). The Annual Statement present fairly and accurately in all material respects the financial position of the Company as of its date, and the earnings, changes in stockholders' equity and cash flows thereof for the periods then ended in accordance with GAAP, consistently applied. Each balance sheet contained therein or delivered pursuant hereto fully sets forth all consolidated Assets and Liabilities of the Company existing as of its date which, under GAAP, should be set forth therein, and each statement of earnings contained therein or delivered pursuant hereto sets forth the items of income and expense of the Company which should be set forth therein in accordance with GAAP.

            (b) All financial, business and accounting books, ledgers, accounts and official and other records relating to the Company have been properly and accurately kept and completed, and the Company has no knowledge, notice belief or information there are any material inaccuracies or discrepancies contained or reflected therein.

      SECTION 2.8 Liabilities. The Company has not incurred any Liabilities since December 31, 2005 (the "Latest Balance Sheet Date") except (i) current Liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of the Business and consistent with past practice, and (ii) Liabilities reflected on any balance sheet referred to in Section 2.7(a).

      SECTION 2.9 Company Receivables. Except to the extent of the amount of the allowance for doubtful accounts reflected in the Annual Statements, all the Receivables of the Company reflected therein, and all Receivables that have arisen since the Latest Balance Sheet Date (except Receivables that have been collected since such date), are valid and enforceable Claims subject to no known defenses, offsets, returns, allowances or credits of any kind, and constitute bona fide Receivables collectible in the ordinary course of the Business except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws or principles of equity affecting the enforcement of creditors rights generally.

      SECTION 2.10 Absence of Certain Changes.(a) Since July 1, 2006 the Company has conducted the Business in the ordinary course consistent with past practice, except as disclosed on Schedule 2.10 hereof, and there has not been:

                  (i) Any material adverse change in the Condition of the Business;

                  (ii) Any damage, destruction or other casualty loss (whether or not covered by insurance), condemnation or other taking affecting the Business or the Assets of the Company;

                  (iii) Any change in any method of accounting or accounting practice by the Company;

                  (iv) Except for normal increases granted in the ordinary course of business, any increase in the compensation, commission, bonus or other direct or indirect remuneration paid, payable or to become payable to any officer, stockholder, director, consultant, agent or employee of the Company, or any alteration in the benefits payable or provided to any thereof;

                  (v) Any material adverse change in the relationship of the Company with its employees, customers, suppliers or vendors;

                  (vi) Except for any changes made in the ordinary course of Business, any material change in any of the Company's business policies, including advertising, marketing, selling, pricing, purchasing, personnel, returns or budget policies;

                  (vii) Any agreement or arrangement whether written or oral to do any of the foregoing.

                  (viii) The Company has no Liability that is past due.

      SECTION 2.11 Leased Real Property. (a) The Company has no fee interest, purchase options or rights of first refusal in any real property and the Company has no leasehold or other interest in any real property, except as set forth on
Schedule 2.11 (the "Leased Real Property"), and all leases including all amendments, modifications, extensions, renewals and/or supplements thereto (collectively, "Real Property Leases") are described on Schedule 2.11.

      SECTION 2.12 Personal Property; Assets. The Company has good and valid title to (or valid leasehold interest in) all of its personal property and Assets, free and clear of all Liens, except the Permitted Liens and as indicated on Schedule 2.12. The machinery, equipment, computer software and other tangible personal property constituting part of the Assets and all other Assets (whether owned or leased) are in good condition and repair (subject to normal wear and tear) and are reasonably sufficient and adequate in quantity and quality for the operation of the Business as previously and presently conducted. Schedule 2.12 contains a list and description of all tangible personal property owned or leased by the Company with a book value (before depreciation) of $10,000 or more. The Assets constitute all of the assets, which are necessary to operate the Business of the Company as currently conducted.

      SECTION 2.13 Contracts. (a) Schedule 2.13 sets forth an accurate and complete list of all Contracts to which the Company is a party or by which it or its Assets are bound or subject that: (i) cannot be canceled upon 30 days' notice without the payment or penalty of less than One Thousand Dollars ($1,000); or (ii) involve aggregate annual future payments by or to any person of more than Five Thousand Dollars ($5,000). True and complete copies of all written Contracts (including all amendments thereto and waivers in respect thereof) and summaries of the material provisions of all oral Contracts so listed have been made available to Purchaser.

            (b) All Contracts to which the Company is a party are valid, subsisting, in full force and effect and binding upon the Company and the other parties thereto, in accordance with their terms, except that no representation or warranty is given as to the enforceability of any oral Contracts. To the best of Seller's knowledge and belief, except as set forth on Schedule 2.13, the Company is not in default (or alleged default) under any such Contract.

      SECTION 2.14 Patents and Intellectual Property Rights. The Company does not own any patents, trademarks, trade names, service marks, brand marks, brand names, or registered copyrights (collectively, the "Intellectual Property").

      SECTION 2.15 Claims and Proceedings. There are no outstanding Orders of any Governmental Body against or involving the Company, its Assets, the Business, or the Transferred Shares. There are no actions, suits, claims or counterclaims, examinations, Company Required Consents or legal, administrative, governmental or arbitral proceedings or investigations (collectively, "Claims") (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or, to the best of Seller's knowledge, threatened on the date hereof, against or involving the Company, its Assets, the Business or the Transferred Shares.

      SECTION 2.16 Taxes. (a) Except as set forth in Schedule 2.16:

                  (i) The Company has timely filed or, if not yet due but due before Closing, will timely file all Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing and all such Tax Returns are or, if not yet filed, will be, upon filing, true, correct and complete in all material respects;

                  (ii) the Company has paid, or if payment is not yet due but due before Closing, will promptly pay when due to each appropriate Tax Authority, all Taxes of the Company shown as due on the Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing;

                  (iii) the accruals for Taxes currently payable as well as for deferred Taxes shown on the financial statements of the Company as of the date of the Annual Statement or the date of any financial statements delivered hereunder: (A) adequately provide for all contingent Tax Liabilities of the Company as of the date thereof; and (B) accurately reflect, as of the date thereof, all unpaid Taxes of the Company whether or not disputed, in each case as required to be reflected thereon in order for such statements to be in accordance with GAAP;

                  (iv) no extension of time has been requested or granted for the Company to file any Tax Return that has not yet been filed or to pay any Tax that has not yet been paid and the Company has not granted a power of attorney that remains outstanding with regard to any Tax matter;

                  (v) the Company has not received notice of a determination by a Tax Authority that Taxes are currently owed by the Company (such determination to be referred to as a "Tax Deficiency") and, to Seller's knowledge, no Tax Deficiency is proposed or threatened;

                  (vi) all Tax Deficiencies have been paid or finally settled and all amounts determined by settlement to be owed have been paid;

                  (vii) there are no Tax Liens on or pending against the Company or any of the Assets, other than those which constitute Permitted Liens;

                  (viii) there are no presently outstanding waivers or extensions or requests for a waiver or extension of the time within which a Tax Deficiency may be asserted or assessed;

                  (ix) no issue has been raised in any examination, investigation, Company Required Consents, suit, action, claim or proceeding relating to Taxes (a "Tax Company Required Consents") which, by application of similar principles to any past, present or future period, would result in a Tax Deficiency for such period;

                  (x) there are no pending or threatened Tax Audits of the Company;

                  (xi) the Company has no deferred intercompany gains or losses that have not been fully taken into income for income Tax purposes;

                  (xii) there are no transfer or other taxes (other than income taxes) imposed by any state on the Company by virtue of the Contemplated Transactions; and

                  (xiii) no claim has been made by any Tax Authority that the Company is subject to Tax in a jurisdiction in which the Company is not then paying Tax of the type asserted.

            (b) To Seller's knowledge, the Company has collected and remitted to the appropriate Tax Authority all sales and use or similar Taxes required to be collected on or prior to the date of Closing and has been furnished properly completed exemption certificates for all exempt transactions and has no information otherwise or notice of any claim by any government or jurisdiction with regards thereto. The Company has maintained and has in its possession all records, supporting documents and exemption certificates required by applicable sales and use Tax statutes and regulations to be retained in connection with the collection and remittance of sales and use Taxes for all periods up to and including the date of Closing. With respect to sales made by the Company prior to the date of Closing for which sales and use Taxes are not yet due as of the date of Closing, all applicable sales and use Taxes payable with respect to such sales will have been collected or billed by the Company and will be included in the Assets of the Company as of the date of Closing.

      SECTION 2.17 Compliance with Laws. The Company is not in violation of any order, judgment, injunction, award, citation, decree, consent decree or writ (collectively, "Orders") and to the best of Seller's knowledge, belief and information, any Laws of any Governmental Bodies affecting the Company, the Transferred Shares or the Business.

      SECTION 2.18 Permits. The Company has obtained all licenses, permits, certificates, certificates of occupancy, orders, authorizations and approvals (collectively, "Permits"), and has made all required registrations and filings with all Governmental Bodies, that are necessary to the ownership of the Assets, the use and occupancy of the Leased Real Property, as presently used and operated, and the conduct of the Business or otherwise required to be obtained by the Company. All Permits required to be obtained or maintained by the Company are listed on Schedule 2.18 and are in full force and effect; no violations are or have been recorded, nor have any notices or violations thereof been received, in respect of any Permit; and no proceeding is pending or threatened to revoke or limit any Permit; and the consummation of the Contemplated Transactions will not (or with the giving of notice or the passage of time or both will not) cause any Permit to be revoked or limited.

      SECTION 2.19 Environmental Matters. To the best of Seller's knowledge, belief and information, the Company is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any Environmental Law.

      SECTION 2.20 Finders Fees. Other than as set forth in Section 4.7, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Company in connection with the consummation of the Contemplated Transactions.

      SECTION 2.21 Disclosure. Neither this Agreement, the Schedules hereto, nor any reviewed or unaudited financial statements, documents or certificates furnished or to be furnished to Purchaser by or on behalf of the Company or Seller pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There are no events, transactions or other facts, which, either individually or in the aggregate, may give rise to circumstances or conditions which would have a material adverse effect on the general affairs or Condition of the Business.


                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents, warrants and covenants to Seller as follows and acknowledges that Seller is relying upon such representations and warranties in connection with the Contemplated Transactions:

      SECTION 3.1 Authority Relative to this Agreement. Purchaser has full power and authority to execute and deliver each Transaction Document to which it is or, at Closing, will be, a party and to consummate the Contemplated Transactions. Following the approval of the boards of directors of Purchaser and the shareholders of Purchaser with respect to the Contemplated Transactions, the execution, delivery and performance by Purchaser of each Transaction Document and the consummation of the Contemplated Transactions to which it is or, at Closing, will be, a party have been duly and validly authorized and approved by Purchaser and no other acts by or on behalf of Purchaser are necessary or required to authorize the execution, delivery and performance by Purchaser of each Transaction Document and the consummation of the Contemplated Transactions to which it is or, at Closing, will be a party. This Agreement and the other Transaction Documents to which Purchaser is a party have been, duly and validly executed and delivered by Purchaser and (assuming the valid execution and delivery thereof by the other parties thereto) constitutes, or will, at the Closing, constitute, as the case may be, the legal, valid and binding agreements of Purchaser enforceable against it in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

      SECTION 3.2 No Conflicts; Consents. The execution, delivery and performance by Purchaser of each Transaction Document to which it is a party and the consummation of the Contemplated Transactions to which Purchaser is a party does not and will not: (i) violate any provision of the certificate of incorporation or by-laws of Purchaser, as the case may be; (ii) require Purchaser to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on Schedule 3.2 (the "Purchaser Required Consents");
(iii) except as set forth in Schedule 3.2, violate, conflict with or result in the breach or default under (with or without the giving of notice or the passage of time), or permit the suspension or termination of, any material Contract to which Purchaser is a party or any of them or any of its assets is bound or subject or result in the creation or any Lien upon any assets of Purchaser; or
(iv) violate any Order or, to Purchaser's knowledge, any Law of any Governmental Body against, or binding upon, Purchaser, or upon any of its respective assets or businesses.

      SECTION 3.3 Corporate Existence and Power of Purchaser. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

      SECTION 3.4 Capitalization. The authorized capital stock of Purchaser consists of: (i) 300,000,000 shares of common stock, $0.001 par value (the "Purchaser Common Stock"); and (ii) 5,000,000 shares of preferred stock, $0.001 par value. Purchaser has; (i) 257,400,680 shares of common stock; and (ii) no shares of preferred stock; issued and outstanding and at the Closing, Purchaser will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of Purchaser or any convertible or exchangeable securities and, other than pursuant to this Agreement and the Convertible Note, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of Purchaser. In addition, at the Closing following the Reverse Stock Split (See Section 4.8), Purchaser will have 501,249 shares of common stock; and (ii) no shares of preferred stock; issued and outstanding There are, and at Closing there will be, no outstanding obligations of Purchaser to repurchase, redeem or otherwise acquire any securities of Purchaser. All of Purchaser Common Stock is, and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind.

      SECTION 3.5 Disclosure of Information. Purchaser has been given the opportunity: (i) to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the terms and conditions of the Contemplated Transactions and the business, properties, prospects and financial conditions of the Company; and (ii) to obtain any additional information (to the extent the Company or Seller possesses such information or is able to acquire it without unreasonable effort or expense and without breach of confidentiality obligations) necessary to verify the accuracy of information provided about the Company.

      SECTION 3.6 SEC Filings. Purchaser has filed with the SEC all forms, reports, schedules, and statements that were required to be filed by it with the SEC within the three (3) year period ending on the Effective Time, and previously has furnished or made available to the Company accurate and complete copies of all the SEC Documents. As of their respective dates, the SEC Documents were prepared in accordance with the Exchange Act and the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in those documents or necessary to make the statements in those documents not misleading, in light of the circumstances under which they were made. As of their respective dates, these reports and statements will not contain any untrue statement of a material fact or omit to state a material fact required to be stated in them or necessary to make the statements in them not misleading, in light of the circumstances under which they are made and these reports and statements will comply in all material respects with all applicable requirements of the Exchange Act and the Securities Act.

      SECTION 3.7 Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of Purchaser that are included or incorporated in the SEC Documents were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise indicated in the notes to them) and fairly present the consolidated financial position, results of operations, and cash flows from operating, investing, and financing activities of Purchaser as of the dates and for the periods indicated, except that the unaudited consolidated interim financial statements in the SEC Documents are subject to normal year-end adjustments and were prepared in accordance with the instructions to SEC Form 10-QSB and, accordingly, omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with GAAP. The consolidated financial statements of Purchaser that are included or incorporated in any subsequent report or statement that Purchaser mails to its shareholders generally or files with the SEC during the period after the date of this Agreement and before the Closing Date will be prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise indicated in them, the notes to them, or any related report of Purchaser's independent accountants) and will fairly present the financial information that they purport to present, except that the unaudited, consolidated interim financial statements will be subject to normal year-end adjustments and will omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with GAAP.

      SECTION 3.8 Charter Documents and Corporate Records. Purchaser has heretofore delivered to Seller true and complete copies of the certificate of incorporation, by-laws and minute books, or comparable instruments, of Purchaser as in effect on the date hereof. The stock transfer books of Purchaser have been made available to Seller for its inspection and are true and complete in all respects.

      SECTION 3.9 Liabilities. Except as set forth on Schedule 3.9, Purchaser has not incurred any Liabilities since June 30, 2006 except (i) current Liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of the business and consistent with past practice, and (ii) Liabilities reflected on any balance sheet referred to in Section 3.7.

      SECTION 3.10 Absence of Certain Changes. (a) Since June 30, 2006, Purchaser has conducted its business in the ordinary course consistent with past practice and except as disclosed on Schedule 3.10 hereto there has not been:

                  (i) Any change in any method of accounting or accounting practice by Purchaser;

                  (ii) Any increase in the compensation, commission, bonus or other direct or indirect remuneration paid, payable or to become payable to any officer, stockholder, director, consultant, agent or employee of Purchaser, or any alteration in the benefits payable or provided to any thereof;

                  (iii) Any material adverse change in the relationship of Purchaser with its employees, customers, suppliers or vendors;

                  (iv) Except for any changes made in the ordinary course of business, any material change in any of Purchaser's business policies, including advertising, marketing, selling, pricing, purchasing, personnel, returns or budget policies;

                  (v) Any agreement or arrangement whether written or oral to do any of the foregoing; and

                  (vi) Purchaser has no Liability that is past due except as shown on the financial statements as filed with the SEC.

      SECTION 3.11 Contracts. (a) Schedule 3.11 sets forth an accurate and complete list of all Contracts to which Purchaser is a party or by which it or its assets are bound or subject that: (i) cannot be canceled upon 30 days' notice without the payment or penalty of less than One Thousand Dollars ($1,000); or (ii) involve aggregate annual future payments by or to any person of more than Five Thousand Dollars ($5,000). True and complete copies of all written Contracts (including all amendments thereto and waivers in respect thereof) and summaries of the material provisions of all oral Contracts so listed have been made available to Seller.

            (b) All Contracts to which Purchaser is a party are valid, subsisting, in full force and effect and binding upon Purchaser and the other parties thereto, in accordance with their terms, except that no representation or warranty is given as to the enforceability of any oral Contracts. To the best of Purchaser's knowledge and belief, except as set forth on Schedule 3.13, Purchaser is not in default (or alleged default) under any such Contract.

      SECTION 3.12 Claims and Proceedings. There are no outstanding Orders of any Governmental Body against or involving Purchaser, its assets or its business. There are no Claims (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or, to the best of Purchaser's knowledge, threatened on the date hereof, against or involving Purchaser, its assets or its business except as are set forth on Schedule 3.12.

      SECTION 3.13 Taxes. Except as set forth on Schedule 3.13: (a)

                  (i) Purchaser has filed or, if not yet due but due before Closing, will timely file all Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing and all such Tax Returns are or, if not yet filed, will be, upon filing, true, correct and complete in all material respects;

                  (ii) Purchaser has paid, or if payment is not yet due but due before Closing, will promptly pay when due to each appropriate Tax Authority, all Taxes of Purchaser shown as due on the Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing;

                  (iii) the accruals for Taxes currently payable as well as for deferred Taxes shown on the financial statements of Purchaser as of the date of the Interim Statements or the date of any financial statements delivered hereunder: (A) adequately provide for all contingent Tax Liabilities of Purchaser as of the date thereof; and (B) accurately reflect, as of the date thereof, all unpaid Taxes of Purchaser whether or not disputed, in each case as required to be reflected thereon in order for such statements to be in accordance with GAAP;

                  (iv) no extension of time has been requested or granted for Purchaser to file any Tax Return that has not yet been filed or to pay any Tax that has not yet been paid and Purchaser has not granted a power of attorney that remains outstanding with regard to any Tax matter;

                  (v) Purchaser has not received notice of a Tax Deficiency and, to Purchaser's knowledge, no Tax Deficiency is proposed or threatened;

                  (vi) all Tax Deficiencies have been paid or finally settled and all amounts determined by settlement to be owed have been paid;

                  (vii) there are no Tax Liens on or pending against Purchaser or any of the assets, other than those which constitute Permitted Liens;

                  (viii) there are no presently outstanding waivers or extensions or requests for a waiver or extension of the time within which a Tax Deficiency may be asserted or assessed;

                  (ix) no issue has been raised in any examination, investigation, suit, action, claim or proceeding relating to Taxes which, by application of similar principles to any past, present or future period, would result in a Tax Deficiency for such period;

                  (x) there are no pending or threatened Tax Audits of Purchaser;

                  (xi) Purchaser has no deferred intercompany gains or losses that have not been fully taken into income for income Tax purposes;

                  (xii) there are no transfer or other taxes (other than income taxes) imposed by any state on Purchaser by virtue of the Contemplated Transactions; and

                  (xiii) no claim has been made by any Tax Authority that Purchaser is subject to Tax in a jurisdiction in which Purchaser is not then paying Tax of the type asserted.

Each reference to a provision of the Code in this Section 3.16 shall be treated for state and local Tax purposes as a reference to analogous or similar provisions of state and local law.

            (b) To Purchaser's knowledge, Purchaser has collected and remitted to the appropriate Tax Authority all sales and use or similar Taxes required to be collected on or prior to the date of Closing and has been furnished properly completed exemption certificates for all exempt transactions and has no information otherwise or notice of any claim by any government or jurisdiction with regards thereto. Purchaser has maintained and has in its possession all records, supporting documents and exemption certificates required by applicable sales and use Tax statutes and regulations to be retained in connection with the collection and remittance of sales and use Taxes for all periods up to and including the date of Closing. With respect to sales made by Purchaser prior to the date of Closing for which sales and use Taxes are not yet due as of the date of Closing, all applicable sales and use Taxes payable with respect to such sales will have been collected or billed by Purchaser and will be included in the assets of Purchaser as of the date of Closing.

      SECTION 3.14 Compliance with Laws. Purchaser is not in violation of any Orders and to the best of Purchaser's knowledge, belief and information, any Laws of any Governmental Bodies affecting Purchaser or Purchaser Common Stock.

      SECTION 3.15 Environmental Matters. To the best of Purchaser's knowledge, belief and information, Purchaser is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any Environmental Law.

      SECTION 3.16 Finders Fees. Other than as set forth in Section 4.7, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Purchaser who might be entitled to any fee or commission from Purchaser in connection with the consummation of the Contemplated Transactions.

      SECTION 3.17 Disclosure. Neither this Agreement, the Schedules hereto, nor any reviewed or unaudited financial statements, documents or certificates furnished or to be furnished to Seller by or on behalf of Purchaser pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There are no events, transactions or other facts, which, either individually or in the aggregate, may give rise to circumstances or conditions which would have a material adverse effect on the general affairs or business of Purchaser.


                                   ARTICLE IV

                            COVENANTS AND AGREEMENTS

Seller covenants to Purchaser; and Purchaser covenant to Seller that:

      SECTION 4.1 Filings and Authorizations. The parties hereto shall cooperate and use their respective best efforts to make, or cause to be made, all registrations, filings, applications and submissions, to give all notices and to obtain all governmental or other third party consents, transfers, approvals, Orders and waivers necessary or desirable for the consummation of the Contemplated Transactions in accordance with the terms of this Agreement including without limitation the preparation of any SEC Documents required to be filed with the SEC in connection with the transactions contemplated by this Agreement; and shall furnish copies thereof to each other party prior to such filing and shall not make any such registration, filing, application or submission to which Seller reasonably objects in writing. All such filings shall comply in form and content in all material respects with applicable Law. The parties hereto also agree to furnish each other with copies of such filings and any correspondence received from any Governmental Body in connection therewith.

      SECTION 4.2 Confidentiality. Each party hereto shall hold in strict confidence, and shall use its best efforts to cause all of its officers, employees, agents and professional counsel and accountants, (collectively, "Representatives") to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or by other requirements of Law, all information concerning any other party which it has obtained from such party prior to, on, or after the date hereof in connection with the Contemplated Transactions, and each party shall not use or disclose to others, or permit the use of or disclosure of, any such information so obtained, and will not release or disclose such information to any other person, except its Representatives who need to know such information in connection with this Agreement and who shall be advised of the provisions of this Section 4.2. The foregoing provision shall not apply to any such information to the extent; (i) known by any party prior to the date such information was provided to such party in connection with the Contemplated Transactions; (ii) made known to such party from a third party not in breach of any confidentiality requirement; or (iii) made public through no fault of such party or any of its Representatives.

      SECTION 4.3 Expenses. Seller, Purchaser and the Company shall bear their respective expenses, in each case, incurred in connection with the preparation, execution and performance of the Transaction Documents and the Contemplated Transactions, including, without limitation, all fees and expenses of their respective Representatives.

      SECTION 4.4 Tax Matters. Seller and Purchaser shall reasonably cooperate, and shall cause their respective Representatives reasonably to cooperate, in preparing and filing all Tax Returns, including maintaining and making available to each other all records necessary in connection with the preparation and filing of Tax Returns, the payment of Taxes and the resolution of Tax Audits and Tax Deficiencies with respect to all taxable periods. Refunds or credits of Taxes that were paid by the Company with respect to any periods shall be for the account of the Company.

      SECTION 4.5 Further Assurances. At any time and from time to time after the date of Closing, upon the reasonable request of any party hereto, the other party(ies), shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged or delivered, all such further documents, instruments or assurances, as may be necessary, desirable or proper to carry out the intent and accomplish the purposes of this Agreement.

      SECTION 4.6 Restricted Securities. The parties acknowledge and agree that the Transferred Shares being issued or transferred pursuant to the Contemplated Transactions are being issued or transferred pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and constitute "restricted securities" within the meaning of the Securities Act. Such securities may not be transferred absent compliance with the provisions of the Securities Act, other applicable Laws, and all stock certificates evidencing such securities shall bear a legend to such effect and to the effect that such shares are subject to the terms and provisions of this Agreement.

      SECTION 4.7 Consulting Securities. The parties acknowledge and agree that in consideration of certain consulting services performed for Seller and the Purchaser, Purchaser shall issue shares of Purchaser Common Stock to the following entities in the amounts as set forth (the "Consulting Shares"): (i) 700,000 shares of common stock to; Alan von Hohenberg-Balladur; (ii) 700,000 shares of common stock to Jay Morris Bracher; and (iii) 600,000 shares of common stock to Andreas Poell.

      SECTION 4.8 Purchaser Common Stock Reverse Stock Split. The parties acknowledge and agree that prior to the consummation of the transactions contemplated by this Agreement, Purchaser shall: cause a reverse stock split of Purchaser Common Stock of 515.20136 shares for 1 share (the "Reverse Stock Split").

      SECTION 4.9 Name Change. The parties acknowledge and agree that prior to, or simultaneous with, the consummation of the transactions contemplated by this Agreement, Purchaser shall prepare an amendment to its certificate of incorporation (the "Amendment") with the Secretary of State of the State of Nevada which changes the name of Purchaser to "Zebra Copper Inc."

      SECTION 4.10 Purchaser Spin Off Transaction. The parties acknowledge and agree that prior to the consummation of the transactions contemplated by this Agreement, (i) Purchaser shall form and incorporate an Australian unlisted public company, "Australian Forest Industries Limited" ("AFIL") and transfer (the "IFP Transfer") all of the issued and outstanding equity of Integrated Forest Products Pty Ltd, a company incorporated pursuant to the laws of Australia and a wholly-owned subsidiary of Purchaser, to AFIL; (ii) following the IFP Transfer, Purchaser shall distribute (the "AFIL Spin Off") all of the issued and outstanding equity of AFIL to the shareholders of Purchaser in the form of a dividend.

      SECTION 4.11 Shareholder Approval. The parties acknowledge and agree that prior to the consummation of the transactions contemplated by this Agreement,
(i) Purchaser shall obtain a written consent to the Contemplated Transactions (specifically including but not limited to the Amendment and the AFIL Spin Off) from shareholders that represent a majority of the issued and outstanding common stock of Purchaser; and (ii) Purchaser shall: (a) prepare Form 14C, an information statement, (b) file such statement with the SEC, and (c) mail a statement to each of its shareholders at least 15 days prior to the Closing Date (collectively, subsection (i) and (ii), "Purchaser Shareholder Approval").

      SECTION 4.12 Post Closing Transactions. The parties acknowledge and agree that it is anticipated that following the consummation of the transactions contemplated by this Agreement, (i) Purchaser shall consummate the purchase (the "Rockbury Purchase") of all of the issued and outstanding equity of Rockbury Properties Limited ("Rockbury"); the consideration for the Rockbury Purchase shall be: (a) 4,806,625 shares of common stock of Purchaser (post Consolidation); and (b) the settlement of all outstanding loan balances between Bongani International Group Limited and Rockbury; (ii) Purchaser will prepare and file a registration statement with the Securities and Exchange Commission in order to raise up to US$10,000,000 by the sale of its registered shares of common stock; and (iii) Purchaser will pursue a listing of its common stock on the AIM market of the London Stock Exchange.

      SECTION 4.13 Due Diligence. Prior to the Closing Date The parties agree that each of them shall be entitled, through its Representatives, to make such investigation of the properties, businesses and operations of each other party, and such examination of the books, records and financial condition of the other parties, as such party reasonably deems necessary. Any such investigation and examination shall be conducted at reasonable times, under reasonable circumstances and upon reasonable notice. No investigation by a party shall diminish or obviate any of the representations, warranties, covenants or agreements of the other parties contained in this Agreement.


                                    ARTICLE V

                              CONDITIONS TO CLOSING

      SECTION 5.1 Conditions to the Obligations of the Parties. The obligations of the Parties to consummate the Contemplated Transactions are subject to the satisfaction of the following conditions:

            (a) Consummation of Agreements. Purchaser shall have consummated the Reverse Stock Split, the AFIL Spin Off, properly filed the Amendment and obtained Purchaser Shareholder Approval.

            (b) Consulting Shares. Purchaser shall issue the Consulting Shares as set forth in Section 4.7 hereof.

            (c) No Injunction. No provision of any applicable Law and no Order shall prohibit the consummation of the Contemplated Transactions.

            (d) No Proceedings or Litigation. No Claim instituted by any person (other than pursuant to this Agreement) shall have been commenced or pending against the Company, Purchaser, Seller or any of their respective Affiliates, officers or directors, which Claim seeks to restrain, prevent, change or delay in any respect the Contemplated Transactions or seeks to challenge any of the terms or provisions of this Agreement or seeks damages in connection with any of such transactions.

      SECTION 5.2 Conditions to the Obligations of Seller. The obligations of Seller hereunder to consummate the Contemplated Transactions are subject, at the option of Seller, to the fulfillment prior to or at the Closing of each of the following further conditions:

            (a) Performance. Purchaser shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

            (b) Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement and in any certificate or other writing delivered by Purchaser pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

            (c) No Material Adverse Change. From the date hereof through the Closing, there shall not have occurred any event or condition that has had or could have a material adverse effect on Purchaser.

            (d) Documentation. There shall have been delivered to the Company the following:

                  (i) a certificate, dated the Closing Date, of the Chairman of the Board and the President of Purchaser confirming the matters set forth in
Section 5.2(a) (b) and (c) hereof;

                  (ii) the Convertible Note executed by Purchaser in favor of Seller in a form as attached hereto as Appendix A;

                  (iii) resolutions adopted by the board of directors of Purchaser authorizing the transactions contemplated hereby, certified by the Secretary of Purchaser;

                  (iv) the resignation letters of each officer and director of Purchaser (other than Mr. Michael Timms) effective as of the Closing; and

      SECTION 5.3 Conditions to the Obligations of Purchaser. All obligations of Purchaser to consummate the Contemplated Transactions hereunder are subject, at the option of Purchaser, to the fulfillment prior to or at the Closing of each of the following further conditions:

            (a) Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date.

            (b) Representations and Warranties. The representations and warranties of the Company, contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

            (c) No Material Adverse Change. From the date hereof through the Closing, there shall not have occurred any event or condition that has had or could have a material adverse effect on the Company.

            (d) Documentation. There shall have been delivered to Purchaser the following:

                  (i) A certificate, dated the Closing Date, of the Chairman of the Board, the President or Chief Financial Officer of Seller confirming the matters set forth in Section 5.3(a) (b) and (c) hereof;

                  (ii) A certificate, dated the Closing Date, of the Secretary of Seller certifying, among other things, that attached or appended to such certificate: (i) is a true and correct copy of the Company's articles of incorporation and all amendments thereto, if any, as of the date thereof certified by the appropriate governmental agency within Samoa; and (ii) is a true and correct copy of the Company's memorandum of association as of the date thereof;

                  (iii) A resolutions adopted by the board of directors of Seller authorizing the transactions contemplated hereby, certified by the Secretary of Seller;

                  (iv) resolutions adopted by the shareholders of Seller that represent a majority of the issued and outstanding common stock of Seller, certified by the Secretary of Seller;

                  (v) Transferred Share Certificate representing the Transferred Shares duly endorsed in blank or accompanied by stock powers duly endorsed in blank and in suitable form for transfer to Purchaser by delivery.


                                   ARTICLE VI

                                 INDEMNIFICATION

      SECTION 6.1 Survival of Representations, Warranties and Covenants. (a) Notwithstanding any right of Purchaser fully to investigate the affairs of the Company and Seller and the rights of Seller to fully investigate the affairs of Purchaser, and notwithstanding any knowledge of facts determined or determinable by Seller, Purchaser, or the Company, pursuant to such investigation or right of investigation, Seller and Purchaser have the right to rely fully upon the representations, warranties, covenants and agreements of the Company, and Seller and Purchaser respectively, contained in this Agreement, or listed or disclosed on any Schedule hereto or in any instrument delivered in connection with or pursuant to any of the foregoing. All such representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement and the Closing hereunder. Notwithstanding the foregoing, all representations and warranties of Seller and Purchaser respectively, contained in this Agreement, on any Schedule hereto or in any instrument delivered in connection with or pursuant to this Agreement shall terminate and expire twelve
(12) months after the date of Closing.

            (b) All representations and warranties of Seller and Purchaser shall terminate and expire twelve (12) months after the date of Closing; provided, however, that the liability of Seller and Purchaser shall not terminate as to any specific claim or claims of the type referred to in Section 6.3 hereof, whether or not fixed as to Liability or liquidated as to amount, with respect to which Seller and/or Purchaser has been given specific notice on or prior to the date on which such Liability would otherwise terminate pursuant to the terms of this Section 6.1(b), or which arise or result from or are related to a Claim for fraud.

      SECTION 6.2 Obligation of Seller to Indemnify. Seller agrees to indemnify, defend and hold harmless Purchaser (and their respective directors, officers, employees, Affiliates, successors and assigns) from and against all Claims, losses, Liabilities, Regulatory Actions, damages, deficiencies, judgments, settlements, costs of investigation or other expenses (including Taxes, interest, penalties and reasonable attorneys' fees and fees of other experts and disbursements and expenses incurred in enforcing this indemnification) (collectively, the "Losses") suffered or incurred by Purchaser, or any of the foregoing persons arising out of any breach of the representations and warranties of Seller contained in this Agreement, or of the covenants and agreements of Purchaser contained in this Agreement or in the Schedules or any other Transaction Document.

      SECTION 6.3 Obligation of Purchaser to Indemnify. Purchaser jointly and severally agree to indemnify, defend and hold harmless Seller (and any heirs, successor or assignee thereof) from and against any Losses suffered or incurred by Seller or any of the foregoing persons arising out of any breach of the representations and warranties of Purchaser, or of the covenants and agreements of Purchaser contained in this Agreement or in the Schedules or any other Transaction Document.

      SECTION 6.4 Notice and Opportunity to Defend Third Party Claims. (a) Within ten (10) days following receipt by any party hereto (the "Indemnitee") of notice of any demand, claim, circumstance or Tax Audit which would or might give rise to a claim, or the commencement (or threatened commencement) of any action, proceeding or investigation that may result in a Loss (an "Asserted Liability"), the Indemnitee shall give notice thereof (the "Claims Notice") to the party or parties obligated to provide indemnification pursuant to Sections 6.2, or 6.3 (collectively, the "Indemnifying Party"). The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary, and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

            (b) The Indemnifying Party may elect to defend, at its own expense and with its own counsel, any Asserted Liability unless: (i) the Asserted Liability includes a Claim seeking an Order for injunction or other equitable or declaratory relief against the Indemnitee, in which case the Indemnitee may at its own cost and expense and at its option defend the portion of the Asserted Liability seeking equitable or declaratory relief against the Indemnitee, or
(ii) the Indemnitee shall have reasonably, and in good faith, after consultation with the Indemnifying Party, concluded that: (x) there is a conflict of interest between the Indemnitee and the Indemnifying Party which could prevent or negatively influence the Indemnifying Party from impartially or adequately conducting such defense; or (y) the Indemnitee shall have one or more defenses not available to the Indemnifying Party but only to the extent such defense cannot legally be asserted by the Indemnifying Party on behalf of the Indemnitee. If the Indemnifying Party elects to defend such Asserted Liability, it shall within ten (10) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the defense of such Asserted Liability. If the Indemnifying Party elects not to defend the Asserted Liability, is not permitted to defend the Asserted Liability by reason of the first sentence of this Section 6.4(b), fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement with respect to such Asserted Liability, the Indemnitee may pay, compromise or defend such Asserted Liability at the sole cost and expense of the Indemnifying Party. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the reasonable written objection of the other, provided that the Indemnitee may settle or compromise any claim as to which the Indemnifying Party has failed to notify the Indemnitee of its election under this Section 6.4(b) or as to which the Indemnifying Party is contesting its indemnification obligations hereunder. If the Indemnifying Party desires to accept a reasonable, final and complete settlement of an Asserted Liability so that such Indemnitee's Loss is paid in full and the Indemnitee refuses to consent to such settlement, then the Indemnifying Party's liability to the Indemnitee shall be limited to the amount offered in the settlement. The Indemnifying Party will exercise good faith in accepting any reasonable, final and complete settlement of an Asserted Liability. In the event the Indemnifying Party elects to defend any Asserted Liability, the Indemnitee may participate, at its own expense, in the defense of such Asserted Liability. In the event the Indemnifying Party is not permitted by the Indemnitee to defend the Asserted Liability, it may nevertheless participate at its own expense in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. Any Losses of any Indemnitee for which an Indemnifying Party is liable for indemnification hereunder shall be paid upon written demand therefor.

      SECTION 6.5 Limits on Indemnification. (a) Notwithstanding the foregoing or the limitations set forth in Section 6.5(b) below, in the event such Losses arise out of any fraud related matter on the part of any Indemnifying Party, then such Indemnifying Party shall be obligated to indemnify the Indemnitee in respect of all such Losses.

            (b) Seller shall not be liable to indemnify Purchaser pursuant to
Section 6.2 above and Purchaser shall not be liable to indemnify Seller pursuant to Section 6.3 above: (i) unless a Claims Notice describing the loss is delivered to the Indemnifying Party within 6 months after the Closing (except for Losses arising out of an Indemnifying Party's fraud); and; (ii) with respect to special, consequential or punitive damages; or (iii) in respect of any individual Loss of less than $10,000.

      SECTION 6.6 Exclusive Remedy. The parties agree that the indemnification provisions of this Article VI shall constitute the sole or exclusive remedy of any party in seeking damages or other monetary relief with respect to this Agreement and the Contemplated Transactions, provided that, nothing herein shall be construed to limit the right of any party to seek: (i) injunctive relief for a breach of this Agreement; (ii) legal or equitable relief for a Claim for fraud; or (iii) indemnity under the bylaws of Purchaser if they are or have been a director or officer of Purchaser.


                                   ARTICLE VII

                        SPECIFIC PERFORMANCE; TERMINATION

      SECTION 7.1 Specific Performance. Seller and Purchase acknowledges and agrees that, if Seller or Purchaser fails to proceed with the Closing in any circumstance other than those described in clauses (a), (b), (c) or (d) of
Section 7.2 below, the others will not have adequate remedies at law with respect to such breach. In such event, and in addition to each party's right to terminate this Agreement, each party shall be entitled, without the necessity or obligation of posting a bond or other security, to seek injunctive relief, by commencing a suit in equity to obtain specific performance of the obligations under this Agreement or to sue for damages, in each case, without first terminating this Agreement. Seller or Purchaser specifically affirms the appropriateness of such injunctive, other equitable relief or damages in any such action.

      SECTION 7.2 Termination. This Agreement may be terminated and the Contemplated Transactions may be abandoned at any time prior to the Closing:

            (a) By mutual written consent of Seller and Purchaser;

            (b) By Seller if: (i) there has been a misrepresentation or breach of warranty on the part of Purchaser in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from Seller; (ii) Purchaser has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from Seller; or (iii) any condition to Seller's obligations under Article V becomes incapable of fulfillment through no fault of Seller and is not waived by Seller;

            (c) By Purchaser, if: (i) there has been a misrepresentation or breach of warranty on the part of Seller in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from Purchaser;
(ii) Seller has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from Purchaser; or (iii) any condition to Purchaser's obligations under Article V becomes incapable of fulfillment through no fault of Purchaser and is not waived by Purchaser; and

            (d) By Seller or by Purchaser, if any condition under Section 5.1 becomes incapable of fulfillment through no fault of the party seeking termination and is not waived by the party seeking termination.

      SECTION 7.3 Effect of Termination; Right to Proceed. Subject to the provisions of Section 7.1 hereof, in the event that this Agreement shall be terminated pursuant to Section 7.2, all further obligations of the parties under this Agreement shall terminate without further liability of any party hereunder except that: (i) the agreements contained in Section 4.2 shall survive the termination hereof; and (ii) termination shall not preclude any party from seeking relief against any other party for breach of Section 4.2. In the event that a condition precedent to its obligation is not met, nothing contained herein shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the Contemplated Transactions.

                                  ARTICLE VIII

                                  MISCELLANEOUS

      SECTION 8.1 Notices. (a) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, or mailed (by registered or certified mail, postage prepaid return receipt requested) as follows:

      If to Purchaser, one copy to:

            Australian Forest Industries Inc
            Suite 4
            95 Salmon Street
            Port Melbourne, 3207
            AUSTRALIA
            Attention:       Mr. Michael Timms
                             Chairman,
                             Chief Executive Officer
                             and President


      If to Seller, one copy to:

            SIMBA MINES INC.
            300 Center Ave.
            Suite 202
            Michigan 48708
            Bay City,
            Attention:       Mr. Ian Egan
                             Chairman


            (b) Each such notice or other communication shall be effective when delivered at the address specified in Section 8.1(a). Any party by notice given in accordance with this Section 8.1 to the other parties may designate another address or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

      SECTION 8.2 Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) and the collateral agreements executed in connection with the consummation of the Contemplated Transactions contain the entire agreement among the parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.

      SECTION 8.3 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, cancelled, renewed or extended only by a written instrument signed by Seller and Purchaserr. The provisions hereof may be waived in writing by Seller and Purchaser, as the case may be. Any such waiver shall be effective only to the extent specifically set forth in such writing. No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

      SECTION 8.4 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada applicable to agreements made and to be performed entirely within such State without regard to the conflict of laws rules thereof.

      SECTION 8.5 Consent to Jurisdiction. Each of the parties hereto irrevocably and voluntarily submits to personal jurisdiction in the State of Nevada and in the Federal courts in such state in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. If for any reason the Federal courts in such state will not entertain such action or proceeding, then the parties hereto irrevocably and voluntarily submit to personal jurisdiction in the state courts located in the State of Nevada in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of any action or proceeding may be heard and determined in any such court. Each of the parties further consents and agrees that such party may be served with process in the same manner as a notice may be given under Section 8.1. The parties hereto agree that any action or proceeding instituted by any of them against any other party with respect to this Agreement will be instituted exclusively in the United States District Court located within the State of Nevada, or alternatively, in the State courts located therein. Seller and Purchaser irrevocably and unconditionally waive and agree not to plead, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue or the convenience of the forum of any action or proceeding with respect to this Agreement in any such courts.

      SECTION 8.6 Binding Effect; No Assignment. This Agreement and all of its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives. This Agreement may not be assigned (including by operation of Law) by any party hereto without the express written consent of the other party and any purported assignment, unless so consented to, shall be void and without effect.

      SECTION 8.7 Exhibits. All Exhibits and Schedules attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

      SECTION 8.8 Severability. If any provision of this Agreement for any reason shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, this Agreement shall be amended so as to enforce the illegal, invalid or unenforceable provision to the maximum extent permitted by applicable law, and the parties shall cooperate in good faith to further modify this Agreement so as to preserve to the maximum extent possible the intended benefits to be received by the parties.


      SECTION 8.9 Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.


      SECTION 8.10 Third Parties. Except as specifically set forth or referred to herein, nothing herein express or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted heirs, successors, assigns and legal representatives, any rights or remedies under or by reason of this Agreement or the Contemplated Transactions.


                                   ARTICLE IX

                                   DEFINITIONS

      SECTION 9.1 Definitions. The following terms, as used herein, have the following meanings:

"Affiliate" of any person means any other person directly or indirectly through one or more intermediary persons, controlling, controlled by or under common control with such person.

"Agreement" or "this Agreement" shall mean, and the words "herein", "hereof" and "hereunder" and words of similar import shall refer to, this agreement as it from time to time may be amended.

"Assets" shall mean all cash, instruments, properties, rights, interests and assets of every kind, real, personal or mixed, tangible and intangible, used or usable in the Business. The term "audit" or "audited" when used in regard to financial statements shall mean an examination of the financial statements by a firm of independent certified public accountants in accordance with generally accepted auditing standards for the purpose of expressing an opinion thereon.

"Business" shall mean the ownership and operation of the business of the Company.

"Condition of the Business" shall mean the financial condition, prospects or the results of operations of the Business, the Assets or the Company.

"Contract" shall mean any contract, agreement, indenture, note, bond, lease, conditional sale contract, mortgage, license, franchise, instrument, commitment or other binding arrangement, whether written or oral.

The term "control", with respect to any person, shall mean the power to direct the management and policies of such person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other persons by or through stock ownership, agency or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

"GAAP" shall mean generally accepted accounting principles in effect on the date hereof (or, in the case of any opinion rendered in connection with an audit, as of the date of the opinion) as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States.

"Governmental Bodies" shall mean any government, municipality or political subdivision thereof, whether federal, state, local or foreign, or any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or any court, arbitrator, administrative tribunal or public utility.

"knowledge" with respect to: (a) any individual shall mean actual knowledge of such individual; and (b) any corporation shall mean the actual knowledge of the directors and executive officers of such corporation; and "knows" has a correlative meaning. The terms "any Shareholder's knowledge," and "Shareholder's knowledge," including any correlative meanings, shall mean the knowledge of any Shareholder.

"Laws" shall mean any law, statute, code, ordinance, rule, regulation or other requirement of any Governmental Bodies.

"Liability" shall mean any direct or indirect indebtedness, liability, assessment, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, actual or potential, contingent or otherwise (including any liability under any guaranties, letters of credit, performance credits or with respect to insurance loss accruals).

"Lien" shall mean any mortgage, lien (including mechanics, warehousemen, laborers and landlords liens), claim, pledge, charge, security interest, preemptive right, right of first refusal, option, judgment, title defect, covenant, restriction, easement or encumbrance of any kind.

"person" shall mean an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization or other entity, including a government or political subdivision or an agency or instrumentality thereof.

"Receivables" shall mean as of any date any trade accounts receivable, notes receivable, sales representative advances and other miscellaneous receivables of the Company.

"SEC" means the United States Securities and Exchange Commission.

"SEC Documents" means all forms, notices, reports, schedules, statements, and other documents filed by Purchaser with the SEC within the three years from the Effective Time, whether or not constituting a "filed" document, and includes all proxy statements, registration statements, amendments to registration statements, periodic reports on Forms 10-KSB, 10-QSB, and 8-K, and annual and quarterly reports to shareholders.

"Tax" (including, with correlative meaning, the terms "Taxes" and "Taxable") shall mean: (i)(A) any net income, gross income, gross receipts, sales, use, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, rent, recording, occupation, premium, real or personal property, intangibles, environmental or windfall profits tax, alternative or add-on minimum tax, customs duty or other tax, fee, duty, levy, impost, assessment or charge of any kind whatsoever (including but not limited to taxes assessed to real property and water and sewer rents relating thereto), together with; (B) any interest and any penalty, addition to tax or additional amount imposed by any Governmental Body (domestic or foreign) (a "Tax Authority") responsible for the imposition of any such tax and interest on such penalties, additions to tax, fines or additional amounts, in each case, with respect to any party hereto, the Business or the Assets (or the transfer thereof); (ii) any liability for the payment of any amount of the type described in the immediately preceding clause (i) as a result of a party hereto being a member of an affiliated or combined group with any other person at any time on or prior to the date of Closing; and (iii) any liability of a party hereto for the payment of any amounts of the type described in the immediately preceding clause (i) as a result of a contractual obligation to indemnify any other person.

"Tax Return" shall mean any return or report (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to any Tax Authority.

"Transaction Documents" shall mean, collectively, this Agreement, and each of the other agreements and instruments to be executed and delivered by all or some of the parties hereto in connection with the consummation of the transactions contemplated hereby.

      SECTION 9.2 Interpretation. Unless the context otherwise requires, the terms defined in this Agreement shall be applicable to both the singular and plural forms of any of the terms defined herein. All accounting terms defined in this Agreement, and those accounting terms used in this Agreement except as otherwise expressly provided herein, shall have the meanings customarily given thereto in accordance with GAAP as of the date of the item in question. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the neuter gender herein shall be deemed to include the masculine and feminine genders wherever necessary or appropriate, the use of the masculine gender shall be deemed to include the neuter and feminine genders and the use of the feminine gender shall be deemed to include the neuter and masculine genders wherever necessary or appropriate. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase and Recapitalization Agreement as of the date set forth above.

                                  PURCHASER:

                                  AUSTRALIAN FOREST INDUSTRIES INC.


                                     By:
                                        -----------------------------------
                                            Michael Timms
                                            Chief Executive Officer
                                            and President



                                  SELLER:

                                  SIMBA MINES INC.


                                     By:
                                        -----------------------------------
                                            Mr. Ian Egan
                                            Chairman

Appendix B
Share Sale Agreement of Shares in Rockbury Properties Limited

               -------------------------------------------------

            DATED                                      September 18, 2006



                     (1) BONGANI INTERNATIONAL GROUP LIMITED


                        (2) AUSTRALIAN FOREST INDUSTRIES



               -------------------------------------------------

                              SHARE SALE AGREEMENT
                    OF SHARES IN ROCKBURY PROPERTIES LIMITED

               -------------------------------------------------

                                    CONTENTS
Heading Number                                                            Page

1     Definitions and interpretation.........................................3

2     Sale of shares.........................................................8

3     Consideration..........................................................8

4     Additional Obligations of the Seller...................................8

5     Completion.............................................................9

6     Warranties.............................................................9

7     Completion.............................................................9

8     Matters pending Completion............................................10

9     Confidentiality.......................................................11

10    Notices...............................................................12

11    Costs.................................................................12

12    General...............................................................13

Schedule 1 - Particulars of the Company.....................................16

Schedule 2 - Seller's Warranties............................................17

Schedule 3 - Purchaser's Warranties.........................................20

Schedule 4 - Completion requirements........................................21

AGREEMENT dated September 18, 2006

PARTIES:

(1) BONGANI INTERNATIONAL GROUP LIMITED a company incorporated in the British Virgin Islands under company number 1005441 and whose registered office is at the Euro-American Trust And Management Services Limited, PO Box 3161, Road Town, Tortola, British Virgin Islands. (`Seller')

(2) AUSTRALIAN FOREST INDUSTRIES a company incorporated in the State of Nevada under company number 0-25909 and whose registered office is at 3/4 95 Salmon Street, Port Melbourne, 3207, Australia (`Purchaser')

INTRODUCTION:

(A) The Seller is the registered holder and beneficial owner of all the issued shares in Rockbury Properties Limited a company registered in the British Virgin Islands under company registration number 668490 and whose principal place of business is at Road Town, Tortola, British Virgin Islands ('Company').

(B) The Seller is willing to sell the Shares to the Purchaser, and the Purchaser is willing to purchase them, on the terms and subject to the conditions of this Agreement.

(C) The Company has an outstanding liability in the form of a loan which it owes to the Seller which, whilst in flux, the parties agree is approximately US$2,500,000 at the date of this agreement.

(D)   Details of the Company are set out in Schedule 1.

IT IS AGREED as follows:

1     Definitions and interpretation

      1.1 The definitions and interpretation provisions set out in this clause shall apply in this Agreement:

"Agreed Rate"           the base rate of Natwest Bank plc (or such other London
                        Clearing Bank as the party entitled to receive payment of Interest may nominate) from time to time in force;

"Agreed Form"           the form agreed by the parties prior to the execution of
                        this Agreement and either initialled for the purpose of identification by or on behalf of the Sellers'
                        Solicitors and the Purchaser's Solicitors or executed or delivered contemporaneously with the execution of this Agreement;

"Agreement"             this agreement including its schedules, appendices and
                        attachments;

"Business Day"          means a day (not being a Saturday or Sunday) when banks
                        are open for general business in London;

"Close Relative"        means any spouse, child, step-child, adopted child,
                        grandchild, parent or spouse's parent; or any child, step-child, adopted child or grandchild of any such person; or any spouse of any of the above, and for the purposes of this definition 'spouse' includes de facto spouse or co-habitee;

"Company"               the company as set out in Schedule 1;

"Completion"            the performance by the parties of the obligations (to
                        the extent not previously waived in terms of this Agreement) assumed by them respectively under clause [7] and Schedule [4];

"Completion Date"       the date of Completion;

"Concessions"           all mining concessions, mineral rights, mining rights,
                        mining licences and other approvals held by the Rockbury
                        Companies and in particular, all rights to explore and exploit copper, cobalt and associated substances in Angola pursuant to the licences below:

                        (1) The Foreign Co Limited: the Zenza Licence, Benguela Licence;

                        (2)   Silverplace Limited: the Cachoeiras de Binga
                              Licence;

"Confidential
Information"            (i) any information concerning the business, accounts,
                        finances, contractual arrangements or intellectual property (whether owned or licensed) or other dealings, transactions, affairs or property of the Company or any of the Rockbury Companies but does not include information which is trivial or obvious or otherwise clearly of a non-confidential nature or information which has become a matter of public knowledge (other than by reason of a breach of clause 9 or its unlawful disclosure by any person) and (ii) any information in respect of which an obligation of confidence is owed to any third party by the Company or any of the Rockbury
                        Companies;

"Consent"               all regulatory consents and approvals required fully to
                        explore and exploit the Concessions.

"Consideration"         the consideration for the Shares payable in accordance
                        with Clause 3;

"Consideration          Shares" 4,806,625 non-assessable shares of common stock
                        in the capital of the Purchaser to be issued as set out in Clause 3 as the consideration for the sale of the Shares;

"Default Rate"          the Agreed Rate plus 3 per cent;

"Encumbrance"           any interest or equity of any person (including, without
                        limitation, any right to acquire, option, right of pre-emption or right of conversion) or any mortgage, charge, pledge, lien, assignment or any other encumbrance, priority or security interest or arrangement of whatever nature over or in the relevant property;

"Group"                 the Company and Rockbury Companies;

"Hazardous              Substance" any waste, pollutant, contaminant, or other
                        hazardous toxic, radioactive, noxious, flammable, corrosive or caustic matter (whether in solid, liquid or gaseous form);

"Interest"              interest (as well after as before judgment) at the rate
                        in question accruing daily and compounded with rests on the last day of each calendar month;

"Notice"                notices as set out in clause 10;

"Purchaser's            Solicitors" Cohen & Czarnik LLP of 140 Broadway, 36th
                        Floor, New York, New York 10005 or their successors in business or any other firm of solicitors appointed by the Purchaser for the purposes of this Agreement;

"Related Company" in relation to a company, any company which is a holding company of that company or a subsidiary of that company or of such holding company (and the expression 'Related Companies' shall be construed accordingly);

"Sellers'               Solicitors" Atlantic Law LLP of One Great Cumberland
                        Place, London W1H 7AL or their successors in business or any other firm of solicitors appointed by the Purchaser for the purposes of this Agreement;

"Shares" the shares owned by the Seller constituting the whole of the issued share capital of the Company;

"Simba Mines Inc" a company incorporated in the State of Nevada under company number E0541902005-1 and whose registered office is at 6100 Neil Road, Suite 500, Reno, Nevada 89511, USA.

"Rockbury Companies"    the interests of the Company being; 50% ownership of the
                        issued share capital of Silverplace Limited, a private limited liability company registered in England and Wales under company number 5565274; 50% ownership of the issued share capital of The Foreign Co Limited, a private limited liability company registered in England and Wales under company number 5508219; and 51% of the issued share capital of Future Corp Limited, a private limited liability company registered in England and Wales under company number 5611908;

"Taxation" or "Tax"     any and all forms of tax, duty, rate, levy or other
                        imposition whenever and by whatever authority imposed and whether of the United Kingdom or elsewhere, including (without limitation) income tax, corporation tax, advance corporation tax, capital gains tax, capital transfer tax, inheritance tax, development land tax, value added tax, customs duties, excise duties, rates, council tax, stamp duty, stamp duty reserve tax, stamp duty land tax, stamp duty reserve tax, capital duty, national insurance and social security or other similar contributions, and any interest, penalty, fine or surcharge in connection with any such taxation; and any reference to taxation shall include amounts which represent or are equivalent to or are deemed to be taxation;

"Taxation               Authority" any government, state or municipality or any
                        local, state, federal or other fiscal, revenue, customs or excise authority, body or official competent to impose, collect or assess tax in the British Virgin
                        Islands or elsewhere;

"US$" or "US Dollars"   United States dollars, the lawful currency of the United
                        States of America;

Warranties              the warranties, representations and undertakings
                        contained or referred to in clause 6 and Schedules 2 and
                        3

      1.2 References to statutes or statutory provisions include those statutes or statutory provisions as amended, extended, consolidated, re-enacted or replaced from time to time and any orders, regulations, instruments or other subordinate legislation made under them.

      1.3 Unless specified to the contrary, use of the singular is deemed to include the plural, use of any gender is deemed to include every gender and any reference to a person is deemed to include a corporation, a partnership and other body or entity; and (in each case) vice versa.

      1.4 References to this Agreement or any other document shall, where appropriate, be construed as references to this Agreement or such other document as varied, supplemented, novated and/or replaced in any manner from time to time.

      1.5 Any undertaking by any of the parties not to do any act or thing shall be deemed to include an undertaking not to permit or suffer or assist the doing of that act or thing.

      1.6   The headings shall not affect interpretation.


2     Sale of Shares

      2.1 The Seller shall sell the Shares with full title guarantee and free from Encumbrances and the Purchaser shall purchase the Shares pursuant to this Agreement.

3     Consideration

      3.1 The Consideration shall be the issue and allotment of the Consideration Shares credited as fully paid by the Purchaser to the Seller or a designated nominee of the Seller with full title guarantee.

      3.2 The Consideration Shares shall be issued credited as fully paid up and shall rank pari passu in all respects with the existing shares of common stock in the Purchaser and shall carry the right to receive in full all dividends declared, made or paid after the date of this Agreement.

      3.3 The Purchasers agree to discharge the full balance of outstanding debt as from the date of this agreement owed by the Company to the Seller to be paid in case within 3 months of the completion of this Agreement.

4     Additional Obligations of the Seller

      4.1 The Seller warrants and represents to the Purchaser that it is entitled to sell and transfer to the Purchaser the full legal and beneficial ownership of the Shares free from any Encumbrance on the terms of this Agreement.

      4.2 The Seller shall not before Completion dispose of any interest in the Shares or grant any Encumbrance over the Shares.

      4.3 The Seller shall sell the Shares with all rights now and in the future attaching to them.

      4.4 The Seller waives, and agrees to procure the waiver of, any restrictions on transfer (including pre-emption rights) which may exist in relation to the Shares under the existing articles of association of the Company or otherwise.

      4.5 For so long after Completion as they remain the registered holder of any of the Shares the Sellers shall hold them and any distributions, property and rights deriving from them in trust for the Purchaser and shall deal with the Shares and any distributions, property and rights deriving from them as the Purchaser directs.

5.    Completion

      Completion shall take place as set out in clause 7 on the Completion Date and at such place or time as the parties shall agree.

6.    Warranties

      6.1 The Seller warrants, represents and undertakes with the Purchaser in the terms of Schedule 2.

      6.2 The warranties are deemed to be repeated on each day up to and including the day of Completion and any reference made to the date of this Agreement (whether express or implied) in relation to any Warranty shall be construed, in relation to any such repetition, as a reference to each such day.

      6.3 The Seller acknowledges that the Purchaser is entering into this Agreement in reliance on the Warranties.

7     Completion

      7.1 Completion shall take place at the offices at such time, place and date as the Seller and the Purchaser may agree.

      7.2 On Completion the parties will comply with their respective obligations under Schedule 4.

      7.3 If any of the requirements of Schedule 4 (to the extent not previously waived in terms of this Agreement) are not complied with on the date fixed for Completion the party not in default may (without prejudice to its other rights and remedies including the right to claim damages for the breach):

            7.3.1 defer Completion to a date not more than 30 days after such date (and so that the provisions of this clause 7.3, apart from this clause 7.3.1, shall apply to Completion as so deferred); or

            7.3.2 proceed to Completion so far as practicable (without prejudice to its rights under this Agreement); or

            7.3.3 rescind this Agreement without liability to any other party and in the event of such rescission it is agreed that the parties rights and obligations shall cease immediately on termination but their accrued rights and obligations shall not be affected; or

            7.3.4 waive all or any of the obligations in question of the other party.

8     Matters pending Completion

      8.1 Pending Completion, the Seller shall procure that the Purchaser and its advisers shall be given full access to the Properties and to the books, records and documents of title of the Company and its Subsidiaries and that the directors, employees and advisers of the Seller and of the Company and the Rockbury Companies will promptly provide all such information and explanations regarding the Company and its businesses, assets and affairs as the Purchaser or any of the Purchaser's advisers may reasonably request.

      8.2 The Seller undertakes (except only as may be necessary to give effect to this Agreement or except with the prior written consent of the Purchaser) that it will not and will procure that neither the Company nor any of the Rockbury Companies nor any of the Sellers' Rockbury Companies will do, allow or procure any act or omission before Completion which would constitute a breach of or would be inconsistent with the terms of this Agreement or any of the Warranties contained in Schedule 2 to this Agreement.

      8.3 The Purchaser shall not, in exercising its rights under clause 8.2, assume any liability to the Seller or to any third party for any act carried out with its consent or at its request or for the consequences of any such act or of any failure to act or any withholding of consent and the Seller shall indemnify the Purchaser against any claim made by any third party in connection with any such act or failure to act.

      8.4 The Seller shall immediately disclose to the Purchaser in writing any of the following which may become known to them or any of them after the date of this Agreement and before Completion:

            8.4.1 any breach of any of the Warranties;

            8.4.2 any breach by the Seller of any obligation on their part under this Agreement and, where that breach is capable of remedy, it is not remedied to the Purchaser's satisfaction;

            8.4.3 anything occurring (except something arising from an act or omission of the Purchaser) which has, or would be likely to have after Completion, a material adverse effect on the business of the Company or any of the Rockbury Companies (as presently carried on) including, without limitation, any of the following:

                  8.4.3.1 a strike, lock-out or other significant industrial dispute arising or being threatened in relation to the Company or any of the Rockbury Companies;

                  8.4.3.2 any litigation or arbitration proceedings being instituted or threatened by or against the Seller or the Company or any of the Rockbury Companies.

      8.5 If any such disclosure shall be made as set out in this Clause 8, or if the Purchaser otherwise becomes aware of any such matter or thing, the Purchaser may at any time before Completion, by written notice to the Sellers, rescind this Agreement.

9     Confidentiality

      9.1 The Seller undertakes to the Purchaser that it will not and will procure that none of its Related Companies and no officer or employee of it or of any Related Company will at any time after the date of this Agreement disclose to anyone or use for their own purposes or through any failure to exercise all due care and diligence cause any unauthorised disclosure of any Confidential Information which they or any of them now possess or come into possession of prior to Completion.

      9.2   Despite clause 9.1, the Seller may disclose Confidential
            Information:

            9.2.1 to their professional advisers solely for the purpose of taking advice on matters concerning this Agreement in which case the Seller shall ensure that such professional advisers are aware of the confidential nature of the information and shall use their best endeavours to procure that such advisers keep such information confidential on terms equivalent to this clause;

            9.2.2 to the extent required by law, or by any regulatory authority to which the Seller may be subject.

      9.3 The Seller will on demand made by the Purchaser at any time after Completion deliver up or cause to be delivered up to the Purchaser, or destroy or erase or cause to be destroyed or erased at the Purchaser's direction, all notes and records on whatever media (including copies) containing Confidential Information, in each case being in the custody, control or possession of the Seller or any of its Related Companies.

10    Notices

      10.1 Every notice given or required to be given under this Agreement shall be in writing and in the English language. A Notice shall, in the case of the Purchaser, be sent to its registered office from time to time and, in the case of the Seller, be sent to the Seller's Solicitors (marked for the attention of Mr Will Osmond) at any place of business of theirs from time to time or at such other address as the Seller or Purchaser shall have notified to the other party in accordance with this clause.

      10.2 Every Notice shall be sent by courier, or by first class recorded delivery post (if within the United Kingdom), or by prepaid airmail (if elsewhere), or by facsimile transmission. A Notice addressed to a corporation shall be marked for the attention of its chief executive (or equivalent officer). To be valid a Notice must be despatched on a Business Day.

      10.3 A Notice shall be deemed to be served, if by courier, at the time of delivery and, if posted, at 10.00 a.m. on the second Business Day after the day it was put in the post if sent within the United Kingdom or at 10.00 a.m. (local time at the place of destination) on the fifth Business Day after the day it was put in the post if sent by airmail. If sent by facsimile transmission it shall be deemed to be served at the expiration of two hours after the time of despatch, if despatched before 3.00 p.m. (local time to the sender), and in any other case at 10.00 a.m.(local time to the sender) on the first Business Day after the date of despatch.

      10.4 In proving service of a Notice it shall be sufficient to prove that delivery was made or that the envelope containing the Notice was properly addressed and posted (either by prepaid first class recorded delivery post or by prepaid airmail, as the case may be) or that the sender's facsimile transmission report confirmed receipt.

11.   Costs

      AUFI shall pay the costs and expenses incurred by each party in connection with the preparation, negotiation and implementation of this Agreement and the documents referred to in this Agreement.

12    General

      12.1 None of the rights or obligations of either party under this Agreement may be assigned or transferred without the prior written consent of the other party. However, the Purchaser may at any time freely assign all or any part of its rights and benefits under this Agreement, and any cause of action arising under or in respect of any of them, to any transferee of the whole or any part of the share capital of the Company who may enforce the assigned rights, benefits and/or causes of action pursuant to the Contracts (Rights of Third Parties) Act 1999 as if the Transferee had also been named in this Agreement as the Purchaser but in relation to the Transferee's own loss and/or interests as beneficial owner of the whole or any part of the share capital of the Company.

      12.2 This Agreement is binding on and shall apply for the benefit of the parties' personal representatives, successors in title and permitted assignees.

      12.3 This Agreement and the documents referred to in it constitute the entire agreement between the parties relating to their subject matter, and supersede all previous agreements between the parties relating to that subject matter. There shall be deemed to be comprised in this Agreement all letters and acknowledgements exchanged between the parties contemporaneously with and expressed to be ancillary to this Agreement.

      12.4 Any variation or waiver of any of the terms of this Agreement shall not be binding unless set out in writing, expressed to amend this Agreement and signed by or on behalf of each of the parties.

      12.5 Due to the variety of jurisdictions from which the parties of this agreement are based, the parties have agreed that this Agreement shall be governed by the laws of England and the parties submit to the non-exclusive jurisdiction of the English Courts.

      12.6 If any provision of this Agreement, or any part of a provision of this Agreement, is found to be illegal, invalid or unenforceable the remaining provisions, or the remainder of the provision concerned, shall continue in effect.

      12.7 A failure or delay in enforcing compliance with any term of this Agreement shall not be a waiver of that or any other term of this Agreement.

      12.8 Each party confirms that, in agreeing to enter into this Agreement, that party has not relied on any representation, warranty, collateral contract or other assurance except those set out in this Agreement. To the extent any previous representation, warranty, collateral contract or assurance was made to or with a party that party waives all rights and remedies in respect of it. However, nothing in this clause shall limit or exclude liability for fraud.

      12.9 All obligations of the parties shall continue in full force and effect after Completion, except for any obligations then already fully performed.

      12.10 The express rights and remedies provided in this Agreement do not exclude any other rights or remedies provided by law, except to the extent that the rights and remedies of a party are expressly excluded or restricted by the terms of this Agreement.

      12.11 Completion shall not constitute a waiver of any breach of this Agreement even if the breach was known about at the time of Completion.

      12.12 This Agreement may be executed in any number of counterparts and all the counterparts when taken together will constitute one agreement. Each party may enter into this Agreement by executing a counterpart.

      12.13 Each party shall execute such further documents and perform and do such further acts and things following Completion as the other party may reasonably request in writing in order to carry the provisions of this Agreement into full effect. The costs and expenses incurred in carrying out any such request will be paid by the party making the request.

      12.14 At any time after Completion the Seller shall provide or procure to be provided to the Purchaser and its agents and advisers all information in their possession or under their control concerning the business, accounts, finance or contractual arrangements or other dealings, transactions or affairs of the Group as the Purchaser shall from time to time reasonably require and the Seller will give or procure to be given to the Purchaser and its agents and advisers such access (including the right to take copies) to such documents containing such information as the Purchaser shall from time to time reasonably require.

      12.15 Each party agrees to co-operate with and assist the other parties in the taking of all steps necessary or appropriate to complete the transactions contemplated by this Agreement, including, without limitation, the provision of information appropriate for submission to the Exchange or any other relevant regulatory or governmental agencies.

      12.16 Each individual signing this Agreement on behalf of a party represents that he has been fully empowered by that party to execute this Agreement, that all necessary action to authorise execution of this Agreement by him has been taken by such party, that the party on whose behalf he executes this Agreement has full authority, power and capacity to enter into this Agreement and that all necessary actions have been taken to enable that party lawfully to enter into this Agreement.

      12.17 Unless expressly provided in this Agreement, no provision of this Agreement is enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to it.

                     Schedule 1 - Particulars of the Company

                                     Part 1

1.    Registered Number: 668490

2.    Place of Incorporation: British Virgin Islands

3.    Date of Incorporation: 21 July 2005

4.    Type of company: BVI

5.    Authorised share capital: $50,000

6.    Issued share capital: 300 of $1 each

7.    Registered holders of the issued share capital: Bongani International
      Group

8.    Beneficial owners of the issued share capital:

9.    Loan capital: N/A

10. Registered office: Euro American Trust & Management Services Ltd, Road Town, Tortola, British Virgin Islands

11.   Directors: Matthew Stokes

12. Secretary: Euro American Trust & Management Services Ltd, Road Town, Tortola, British Virgin Islands

13.   Nature of business: Holding Company

14.   Accounting Reference Date:

15.   Accountants:

16.   Date of latest accounts filed:

17.   Date of latest annual return filed:

18.   Tax residence: British Virgin Islands

                        Schedule 2 - Seller's Warranties


A     GENERAL

1.    Capacity

      1.1 The Seller has full power to enter into and perform its obligations under this Agreement which will, when executed, constitute lawful and binding obligations on the Seller in accordance with its terms.

      1.2 The Seller is the beneficial owner of or are otherwise entitled to sell and transfer to the Purchaser the full legal and beneficial ownership of the Shares on the terms of this Agreement.

2.    Information

      2.1 All written information which has been given by the Seller or any of their professional advisers or any officers or employees of the Group to the Purchaser or any of its professional advisers in the course of the negotiations leading to this Agreement (including, without limitation, replies to enquiries relating to the Properties) was when given, is now, and will at Completion be materially true and accurate and not materially misleading in any respect. In so far as such information was expressed as a matter of opinion such opinion was truly and honestly held and not given casually or recklessly or without due regard for its accuracy.

      2.2 The facts set out in the introduction to this Agreement and Schedule 1 are true, accurate and complete in all respects and there are no other facts or matters which would render any such facts or information misleading.

3.    Effect of Agreement

      3.1   Compliance with the terms of this Agreement:

            3.1.1 does not require the consent or agreement of any person who is not a party to this Agreement;

            3.1.2 will not cause any of the Rockbury Companies to lose any interest in or the benefit of any asset, right, licence or privilege including benefits under the Concessions it presently owns or enjoys;

            3.1.3 will not relieve any person of any obligation to the Group;

            3.1.4 will not result in any of the employees of the Group becoming entitled by virtue of their contract of service to any enhancement in or improvement to their remuneration, benefits or terms and conditions of service;

            3.1.5 will not cause the Group or the Seller to be in breach of any of their respective obligations;

            3.1.6 will not result in any present or future indebtedness of the
                  Group becoming due prior to its stated maturity;

            3.1.7 will not give rise to or cause to become exercisable any option or right of pre-emption; and

            3.1.8 will not result in the creation or imposition of any
                  Encumbrance on or over any of the assets of the Group or the Shares and so far as the Seller is aware the attitudes or actions of customers, suppliers, employees and other persons towards the Group will not be prejudicially affected by any compliance with any of the terms of this Agreement.

B     THE COMPANY AND ROCKBURY COMPANIES

1.    Share capital and constitution

      1.1 Apart from this Agreement and any existing Encumbrance pursuant to the Concessions, there is no Encumbrance on, over or affecting the issued or unissued share or loan capital of the Company or the Rockbury Companies and there is no agreement or commitment to give or create any such Encumbrance.

      1.2 The copy of the memorandum and articles of association of the Company supplied to the Purchaser is true and complete and the Company has at all times carried on its business and affairs within the powers and in accordance with the provisions of its memorandum and articles of association and they set out fully the rights and restrictions attaching to each class of authorised share capital of the Company.

2.    Title, encumbrances and assets

      2.1 The Company or the Rockbury Companies has possession and control of and a good and marketable title to the Concessions and no distress, execution or other process has been levied on any of such assets nor do any circumstances exist under which any person may claim entitlement to possession of any of such assets in competition with or in priority to the Company.

      2.2 No Concessions of the Company or the Rockbury Companies have been depleted by any fraudulent or other unlawful act on the part of any person.

3.    Trading

      3.1 The Company has never traded, has no assets or contracts other than the Rockbury Companies.

      3.2 No loan or loan capital or redeemable share capital or warrants or options convertible into shares of the Company is outstanding.

4.    Disputes and litigation

      4.1 There are no court orders, injunctions or unsatisfied judgments outstanding against the Sellers, the Company or the Rockbury Companies nor are they party to any undertaking or assurance given to a court, tribunal, regulatory authority, governmental agency or any other person in connection with the determination or settlement of any claim or proceedings.

      4.2 Neither the Company, the Rockbury Companies nor any of its officers nor any person for whose acts or defaults the Company or Rockbury Companies may be liable is involved in any civil, criminal or arbitration proceedings and no such proceedings and no claims of any nature are pending or threatened by or against the Company or Rockbury Companies and there are no facts likely to give rise to any such proceedings.

      4.3 The Company or Rockbury Companies are not the subject of or engaged in, and there are no facts or circumstances likely to cause it to be the subject of or engaged in, any proceedings, investigations or enquiries by or before any governmental or municipal department, commission, board, tribunal or other administrative, judicial or quasi-judicial agency (whether in the United Kingdom or elsewhere) in which any unfavourable judgment, decision, ruling or finding could adversely affect the Company or Rockbury Companies in any way.

5.    Consents and compliance with laws

      5.1 The Company and Rockbury Companies have performed all obligations required to be performed with respect to or affecting its business, employees and assets and is not in default under any laws, regulations, orders, decrees, judgments, contracts, agreements, licences, obligations or restrictions of whatever nature binding upon it or which affect its assets or employees or the operations of its business.

                       Schedule 3 - Purchaser's Warranties

1.    Capacity

      1.1 The Purchaser has full power to enter into and perform its obligations under this Agreement which will, when executed, constitute lawful and binding obligations on the Purchaser in accordance with its terms.

      1.2 The Purchaser is duly authorised and entitled to issue to the Seller the Consideration Shares which will be non-assessable shares of its common stock.

                      Schedule 4 - Completion requirements


On Completion the parties will comply with the following requirements:

Sellers' obligations:

1.    The Sellers shall deliver to the Purchaser's Solicitors:

      1.1 transfers of the Shares duly executed by the registered holders of such Shares in favour of the Purchaser or its nominees together with the respective share certificates;

      1.2 the certificate of incorporation, (and, if applicable any certificates of incorporation on change of name) any common seal, any securities seal, statutory minute books and registers (duly made up to the date of Completion), share certificate book and copies of the memorandum and articles of association of the Company and each of the Rockbury Companies;

      1.3   all original documents giving title to the Concessions

2. The Sellers shall procure that there shall be held a meeting of the directors of the Company attended by a quorum of the directors, at which:

      2.1 the transfers referred to in paragraphs 1.1 shall be approved for registration (subject to stamping with any required stamp duty);

      2.2 such other business as the Purchaser may reasonably require shall be transacted; and

      the Sellers shall deliver to the Purchaser certified copies of the minutes of such board meeting[s].

Purchaser's obligations:

3. Against compliance with the above provisions of this Schedule the Purchaser shall:

      3.1 deliver to the Sellers' Solicitors definitive share certificates in respect of the Consideration Shares;

      3.2 procure that there shall be held a meeting of the directors of the Purchaser attended by a quorum of the directors, at which this agreement and the transaction entailed is approved and consented to and that a copy of the board minutes of such meeting is provided to the Seller.

EXECUTED by                                  )
AUSTRALIAN FOREST INDUSTRIES                 ).............../s/................
                                             (NAME)

Position:                                    ) Director



(i)   EXECUTED by                            )
                                             ).............../s/................
BONGANI INTERNATIONAL GROUP
LIMITED                                      (NAME)

Position:                                    ) Director

Appendix C

Amendment Articles of Incorporation of Australian Forest Industries

                         CERTIFICATE OF AMENDMENT OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                          AUSTRALIAN FOREST INDUSTRIES


            Pursuant to the Nevada Revised Statutes 78.385 and 78.390

We, the undersigned, being, respectively, the Chairman of the Board of Directors of Australian Forest Industries, Inc. (the "Corporation"), a corporation organized and existing under the Nevada Revised Statutes hereby certify:

FIRST: The Corporation is a corporation formed under the laws of the State of Nevada, and its Articles of Incorporation was filed in the office of the Secretary of State on September 21, 1998 and amended on March 31, 2000"

SECOND: The Articles of Incorporation are hereby amended by deleting the existing ARTICLE I and replacing it in its entirety with the following amendments:

"ARTICLE I: The name of the corporation is Zebra Copper, Inc., a Nevada corporation."

THIRD: This amendment to the Articles of Incorporation has been duly adopted in accordance with the General Corporation Law of the State of Nevada.

FOURTH: The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is: 257,400,680; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

FIFTH: The number of shares voted for such amendments was [ ] (93.24%) and the number voted against such amendment was 0.

The undersigned has signed these Articles on January __, 2007


                              By: _________________
                                  Name: Michael Timms
                                  Chief Executive Officer, President
                                  and Chairman of the Board